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                                                                  EXHIBIT 10.34




                    THE MAINTENANCE WAREHOUSE FUTUREBUILDER
                       A 401(k) AND STOCK OWNERSHIP PLAN






                                                      AMENDMENT AND RESTATEMENT
                                                       EFFECTIVE JANUARY 1,2001


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                    THE MAINTENANCE WAREHOUSE FUTUREBUILDER
                       A 401(K) AND STOCK OWNERSHIP PLAN


         On this 21st day of November, 2001, Maintenance Warehouse/America Corp. (the "Controlling Company") hereby amends and restates The Maintenance Warehouse FutureBuilder (the "Plan").

                              STATEMENT OF PURPOSE

         A. The Plan initially was named the Maintenance Warehouse 401(k) Savings Plan and was adopted effective as of March 17, 1997. It was renamed the Maintenance Warehouse FutureBuilder and was last restated effective as of December 1, 1999, and has been amended since that date. Generally effective January 1, 2001, the Plan, as set forth in this document, is intended and should be construed as a restatement and continuation of the Plan as previously in effect. In addition to operational changes, this restatement of the Plan is intended to bring the Plan into compliance with the requirements of current laws and regulations enacted or issued prior to the adoption date of this restatement, including, but not limited to, the General Agreement on Tariffs and Trade as amended in 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997 (the previous four laws and regulations are collectively known as the "GUST Amendments"), and the Internal Revenue Service Restructuring and Reform Act of 1998.

         B. The primary purpose of the Plan is to recognize the contributions made to the Controlling Company and its participating affiliates by employees and to reward those


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contributions by providing eligible employees with an opportunity to accumulate savings for their future security.

         C. The Controlling Company intends that the Plan be a profit sharing plan qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended.

                             STATEMENT OF AGREEMENT

         To amend and restate the Plan with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions as follows:


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                               TABLE OF CONTENTS

                                                                                                              PAGE

STATEMENT OF PURPOSE............................................................................................1
ARTICLE I DEFINITIONS...........................................................................................1
1.1      Account................................................................................................1
1.2      ACP or Actual Contribution Percentage..................................................................1
1.3      ACP Tests..............................................................................................1
1.4      Active Participant.....................................................................................1
1.5      Administrative Committee...............................................................................2
1.6      ADP or Actual Deferral Percentage......................................................................2
1.7      ADP Tests..............................................................................................2
1.8      Affiliate..............................................................................................2
1.9      Annual Addition........................................................................................2
1.10     Basic Matching Contribution............................................................................2
1.11     Before-Tax Account.....................................................................................3
1.12     Before-Tax Contributions...............................................................................3
1.13     Beneficiary............................................................................................3
1.14     Board..................................................................................................3
1.15     Break in Service.......................................................................................3
(a)      Leave of Absence.......................................................................................3
(b)      Maternity or Paternity Leave...........................................................................3
(c)      Effect of Family and Medical Leave Act.................................................................3
1.16     Business Day...........................................................................................3
1.17     Code...................................................................................................3
1.18     Company Stock..........................................................................................4
1.19     Company Stock Fund.....................................................................................4
1.20     Compensation...........................................................................................4
(a)      Benefit Compensation...................................................................................4
(b)      Section 404 Compensation...............................................................................5
(c)      Top-Heavy Compensation.................................................................................5
(d)      Section 415 Compensation...............................................................................5
(e)      Key Employee and Highly Compensated Employee Compensation..............................................5
(f)      Testing Compensation...................................................................................5
1.21     Contributions..........................................................................................5
1.22     Controlling Company....................................................................................5
1.23     Covered Employee.......................................................................................5
1.24     Deferral Election......................................................................................6
1.25     Defined Benefit Minimum................................................................................6
1.26     Defined Benefit Plan...................................................................................6
1.27     Defined Contribution Minimum...........................................................................6
1.28     Defined Contribution Plan..............................................................................6
1.29     Determination Date.....................................................................................6
1.30     Disability or Disabled.................................................................................6
1.31     Effective Date.........................................................................................7
1.32     Elective Deferrals.....................................................................................7


                                       i
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
1.33     Eligible Nonhighly Compensated Participant.............................................................7
1.34     Eligible Participant...................................................................................7
1.35     Eligible Retirement Plan...............................................................................7
1.36     Eligible Rollover Distribution.........................................................................7
1.37     Employee...............................................................................................7
1.38     Employment Date........................................................................................8
1.39     Entry Date.............................................................................................8
1.40     ERISA..................................................................................................8
1.41     Forfeiture.............................................................................................8
1.42     Highly Compensated Employee............................................................................8
(a)      General Rule...........................................................................................8
(b)      Excluded Employees.....................................................................................9
(c)      Former Employees.......................................................................................9
(d)      Nonresident Aliens.....................................................................................9
(e)      Compliance with Code Section 414(q)....................................................................9
1.43     Home Depot.............................................................................................9
1.44     Home Depot Board.......................................................................................9
1.45     Hour of Service........................................................................................9
(a)      General Rule...........................................................................................9
(b)      Equivalencies.........................................................................................10
(c)      Changes by Administrative Committee...................................................................10
(d)      Computation Period....................................................................................11
1.46     Investment Committee..................................................................................11
1.47     Investment Fund or Funds..............................................................................11
1.48     Key Employee..........................................................................................11
1.49     Leave of Absence......................................................................................11
1.50     Limitation Year.......................................................................................11
1.51     Matching Account......................................................................................11
1.52     Matching Contributions................................................................................11
1.53     Maternity or Paternity Leave..........................................................................11
1.54     Maximum Deferral Amount...............................................................................11
1.55     Named Fiduciary.......................................................................................11
1.56     Non-Key Employee......................................................................................11
1.57     Normal Retirement Age.................................................................................12
1.58     Participant...........................................................................................12
1.59     Participating Company.................................................................................12
1.60     Permissive Aggregation Group..........................................................................12
1.61     Plan..................................................................................................12
1.62     Plan Year.............................................................................................12
1.63     Prior Plan............................................................................................12
1.64     Qualified Nonelective Account.........................................................................12
1.65     Qualified Nonelective Contributions...................................................................12
1.66     Qualified Spousal Waiver..............................................................................12
1.67     Required Aggregation Group............................................................................12
1.68     Restoration Contributions.............................................................................12
1.69     Rollover Account......................................................................................13


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
1.70     Rollover Contribution.................................................................................13
1.71     Spouse or Surviving Spouse............................................................................13
1.72     Supplemental Annual Matching Contributions............................................................13
1.73     Top-Heavy Group.......................................................................................13
1.74     Top-Heavy Plan........................................................................................13
1.75     Transfer Account......................................................................................13
1.76     Transfer Contributions................................................................................13
1.77     Trust or Trust Agreement..............................................................................13
1.78     Trustee...............................................................................................14
1.79     Trust Fund............................................................................................14
1.80     Valuation Date........................................................................................14
1.81     Year of Eligibility Service...........................................................................14
(a)      Computation Period....................................................................................14
(b)      Predecessor Employer..................................................................................14
(c)      Service Counted under The Home Depot FutureBuilder....................................................14
(d)      Reemployed Veterans...................................................................................14
1.82     Years of Vesting Service..............................................................................14
(a)      Pre-Break Service.....................................................................................15
(b)      Post-Break Service....................................................................................15
(c)      Predecessor Plan......................................................................................15
(d)      Predecessor Employer..................................................................................15
(e)      Service Counted under The Home Depot FutureBuilder....................................................15
(f)      Reemployed Veterans...................................................................................15
ARTICLE II ELIGIBILITY.........................................................................................16
2.1      Initial Eligibility Requirements......................................................................16
(a)      General Rule..........................................................................................16
(b)      Participation Upon Effective Date.....................................................................16
(c)      New Participating Companies...........................................................................16
(d)      Predecessor Employer..................................................................................16
2.2      Treatment of Interruptions of Service.................................................................16
(a)      Leave of Absence or Layoff............................................................................16
(b)      Termination Before Participation......................................................................16
(c)      Termination After Participation.......................................................................16
2.3      Change in Status......................................................................................17
(a)      Exclusion Before Participation........................................................................17
(b)      Exclusion After Participation.........................................................................17
(c)      Change to Covered Employee Status.....................................................................17
ARTICLE III CONTRIBUTIONS......................................................................................18
3.1       Before-Tax Contributions.............................................................................18
(a)      Generally.............................................................................................18
(b)      Deferral Elections....................................................................................18
         (1)      Effective Date...............................................................................18
         (2)      Term.........................................................................................18
         (3)      Revocation...................................................................................19
         (4)      Modification by Participant..................................................................19
         (5)      Modification by Administrative Committee.....................................................19
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                                      iii
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
3.2      Matching Contributions................................................................................19
(a)      Basic Matching Contributions..........................................................................19
(b)      Supplemental Annual Matching Contributions............................................................19
         (1)      General......................................................................................19
         (2)      Conditions for Eligibility...................................................................20
         (3)      Limitations on Supplemental Annual Matching Contributions Made on
                     Behalf of Highly Compensated Employees....................................................20
3.3      Qualified Nonelective Contributions...................................................................20
3.4      Form of Contributions.................................................................................21
3.5      Timing of Contributions...............................................................................21
(a)      Before-Tax Contributions..............................................................................21
(b)      Matching and Qualified Nonelective Contributions......................................................21
3.6      Contingent Nature of Company Contributions............................................................21
3.7      Restoration Contributions.............................................................................21
(a)      Restoration of Forfeitures............................................................................21
(b)      Restoration Contribution..............................................................................21
3.8      Reemployed Veterans...................................................................................22
ARTICLE IV ROLLOVERS AND TRANSFERS BETWEEN PLANS...............................................................23
4.1      Rollover Contributions................................................................................23
(a)      Request by Active Participant.........................................................................23
(b)      Acceptance of Rollover................................................................................23
4.2      Transfer Contributions................................................................................23
(a)      Direct Transfers Permitted............................................................................23
(b)      Mergers and Spin-offs Permitted.......................................................................23
(c)      Establishment of Transfer Accounts....................................................................23
(d)      Transfer Accounts.....................................................................................24
4.3      Spin-offs to Other Plans..............................................................................24
ARTICLE V PARTICIPANTS' ACCOUNTS; CREDITING AND ALLOCATIONS....................................................25
5.1      Establishment of Participants' Accounts...............................................................25
5.2      Allocation and Crediting of Before-Tax, Basic Matching, Rollover and
             Transfer Contributions............................................................................25
5.3      Allocation and Crediting of Supplemental Annual Matching Contributions................................25
5.4      Allocation and Crediting of Qualified Nonelective Contributions.......................................25
(a)      General Provision.....................................................................................25
(b)      Per Capita Qualified Nonelective Contributions........................................................26
(c)      Proportional Qualified Nonelective Contributions......................................................26
(d)      Section 415 Qualified Nonelective Contributions.......................................................26
(e)      Qualified Nonelective Matching Contributions..........................................................26
5.5      Crediting of Restoration Contributions................................................................26
5.6      Adjustments to Accounts...............................................................................27
5.7      Allocation of Adjustments Upon Change in Capitalization...............................................27
5.8      Allocation of Forfeitures.............................................................................27
5.9      Notice to Participants of Account Balances............................................................27
5.10     Good Faith Valuation Binding..........................................................................27
5.11     Errors and Omissions in Accounts......................................................................28


                                       iv
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
ARTICLE VI CONTRIBUTION AND SECTION 415 LIMITATIONS AND
              NONDISCRIMINATION REQUIREMENTS...................................................................29
6.1      Deductibility Limitations.............................................................................29
6.2      Maximum Limitation on Elective Deferrals..............................................................29
(a)      Maximum Elective Deferrals Under Participating Company Plans..........................................29
(b)      Return of Excess Before-Tax Contributions.............................................................29
(c)      Return of Excess Elective Deferrals Provided by Other Participating Company
            Arrangements.......................................................................................29
(d)      Discretionary Return of Elective Deferrals............................................................29
(e)      Return of Excess Annual Additions.....................................................................30
6.3      Nondiscrimination Requirements for Before-Tax Contributions...........................................30
(a)      ADP Test..............................................................................................30
(b)      Multiple Plans........................................................................................30
(c)      Adjustments to Actual Deferral Percentages............................................................31
6.4      Nondiscrimination Requirements for Matching Contributions.............................................32
(a)      ACP Test..............................................................................................32
(b)      Multiple Plans........................................................................................32
(c)      Adjustments to Actual Contribution Percentages........................................................32
6.5      Multiple Use of Tests.................................................................................34
(a)      Aggregate Limitation..................................................................................34
(b)      Multiple Plans........................................................................................34
(c)      Correction............................................................................................34
(d)      Application...........................................................................................35
6.6      Order of Application..................................................................................35
6.7      Code Section 415 Limitations on Maximum Contributions.................................................35
(a)      General Limit on Annual Additions.....................................................................35
(b)      Combined Plan Limit...................................................................................35
(c)      Correction of Excess Annual Additions.................................................................35
(d)      Annual Addition.......................................................................................36
(e)      Compliance with Code Section 415......................................................................37
6.8      Construction of Limitations and Requirements..........................................................37
ARTICLE VII INVESTMENTS........................................................................................38
7.1      Establishment of Trust Account........................................................................38
7.2      Investment Funds......................................................................................38
(a)      Establishment of Investment Funds.....................................................................38
(b)      Reinvestment of Cash Earnings.........................................................................38
7.3      Participant Direction of Investments..................................................................38
(a)      Investment of Contributions...........................................................................38
(b)      Investment of Existing Account Balances...............................................................39
(c)      Conditions Applicable to Elections....................................................................39
(d)      Restrictions on Investments...........................................................................39
7.4      Valuation.............................................................................................40
7.5      Voting and Tender Offer Rights with Respect to Investment Funds.......................................40
7.6      Purchase of Life Insurance............................................................................40
7.7      Fiduciary Responsibilities for Investment Directions..................................................40


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
7.8      Appointment of Investment Manager; Authorization to Invest in Collective Trust........................40
(a)      Investment Manager....................................................................................40
(b)      Collective Trust......................................................................................41
7.9      Value of Company Stock................................................................................41
7.10     Voting and Tender Offer Rights With Respect to Company Stock..........................................41
(a)      Voting Rights.........................................................................................41
(b)      Tender Offer Rights...................................................................................41
(c)      Confidentiality.......................................................................................42
(d)      Dissemination of Pertinent Information................................................................42
ARTICLE VIII VESTING IN ACCOUNTS...............................................................................43
8.1      Vesting...............................................................................................43
(a)      General Vesting Rule..................................................................................43
         (1)      Fully Vested Accounts........................................................................43
         (2)      Matching Account.............................................................................43
(b)      Grandfathered Vesting.................................................................................43
8.2      Vesting Upon Attainment of Normal Retirement Age, Death or Disability.................................43
8.3      Timing of Forfeitures and Vesting after Restoration Contributions.....................................44
8.4      Vesting following Partial Distributions...............................................................44
8.5      Amendment to Vesting Schedule.........................................................................44
ARTICLE IX PAYMENT OF BENEFITS FROM ACCOUNTS...................................................................46
9.1      Benefits Payable for Reasons Other Than Death.........................................................46
(a)      General Rule..........................................................................................46
(b)      Timing of Distribution................................................................................46
(c)      Restrictions on Distributions from Before-Tax and Qualified Nonelective Accounts......................47
(d)      Delay Upon Reemployment or Termination of Disability..................................................48
(e)      Distribution Upon Sale of Business....................................................................48
9.2      Death Benefits........................................................................................49
9.3      Forms of Distribution.................................................................................49
(a)      Method................................................................................................49
(b)      Direct Rollover Distributions.........................................................................49
(c)      Assets Distributed....................................................................................49
9.4      Cash-Out Payment of Benefits..........................................................................49
9.5      Qualified Domestic Relations Orders...................................................................50
9.6      Beneficiary Designation...............................................................................50
(a)      General...............................................................................................50
(b)      No Designation or Designee Dead or Missing............................................................51
9.7      Claims................................................................................................51
(a)      Procedure.............................................................................................51
(b)      Review Procedure......................................................................................51
(c)      Satisfaction of Claims................................................................................52
9.8      Explanation of Rollover Distributions.................................................................52
9.9      Unclaimed Benefits....................................................................................52
9.10     Recordkeeper Transition Rule..........................................................................53
ARTICLE X WITHDRAWALS AND LOANS................................................................................54
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
10.1     Hardship Withdrawals..................................................................................54
(a)      Parameters of Hardship Withdrawals....................................................................54
(b)      Immediate and Heavy Financial Need....................................................................54
(c)      Necessary to Satisfy a Financial Need.................................................................54
(d)      Form of Distribution..................................................................................55
(e)      Source of Funds.......................................................................................55
10.2     Age 65 Withdrawals....................................................................................55
(a)      Conditions............................................................................................55
(b)      Source of Funds.......................................................................................55
(c)      Method................................................................................................55
10.3     Rollover Account Withdrawals..........................................................................55
10.4     Election to Withdraw..................................................................................55
10.5     Payment of Withdrawal.................................................................................56
10.6     Distributions and Withdrawals from Transfer Accounts..................................................56
10.7     Loans to Participants.................................................................................56
(a)      Grant of Authority....................................................................................56
(b)      Nondiscriminatory Policy..............................................................................56
(c)      Minimum Loan Amount...................................................................................57
(d)      Maximum Loan Amount...................................................................................57
(e)      Maximum Loan Term.....................................................................................57
(f)      Terms of Repayment....................................................................................58
(g)      Adequacy of Security..................................................................................58
(h)      Rate of Interest......................................................................................58
(i)      Source of Loan Amounts................................................................................58
(j)      Crediting Loan Payments to Accounts...................................................................59
(k)      Remedies in the Event of Default......................................................................59
(1)      Qualified Military Service............................................................................59
10.8     Transition Rule.......................................................................................59
ARTICLE XI ADMINISTRATION......................................................................................60
11.1     Administrative Committee; Appointment and Term of Office..............................................60
(a)      Appointment...........................................................................................60
(b)      Certification.........................................................................................60
11.2     Organization of Administrative Committee..............................................................60
11.3     Powers and Responsibility.............................................................................60
11.4     Records of Administrative Committee...................................................................61
(a)      Notices and Directions................................................................................61
(b)      Records...............................................................................................61
11.5     Delegation............................................................................................61
11.6     Reporting and Disclosure..............................................................................62
11.7     Construction of the Plan..............................................................................62
11.8     Assistants and Advisors...............................................................................62
(a)      Engaging Advisors.....................................................................................62
(b)      Reliance on Advisors..................................................................................62
11.9     Investment Committee..................................................................................63
(a)      Appointment...........................................................................................63
(b)      Duties................................................................................................63
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
11.10    Direction of Trustee..................................................................................63
11.11    Bonding...............................................................................................63
11.12    Indemnification.......................................................................................63
ARTICLE XII ALLOCATION OF AUTHORITY AND RESPONSIBILITIES.......................................................65
12.1     Controlling Company and Board.........................................................................65
(a)      General Responsibilities..............................................................................65
(b)      Authority of Participating Companies..................................................................65
12.2     Administrative Committee..............................................................................65
12.3     Investment Committee..................................................................................65
12.4     Trustee...............................................................................................65
12.5     Limitations on Obligations of Fiduciaries.............................................................65
12.6     Delegation............................................................................................66
12.7     Multiple Fiduciary Roles..............................................................................66
ARTICLE XIII AMENDMENT, TERMINATION AND ADOPTION...............................................................67
13.1     Amendment.............................................................................................67
13.2     Termination...........................................................................................67
(a)      Right to Terminate....................................................................................67
(b)      Vesting Upon Complete Termination.....................................................................67
(c)      Dissolution of Trust..................................................................................67
(d)      Vesting Upon Partial Termination......................................................................68
13.3     Adoption of the Plan by a Participating Company.......................................................68
(a)      Procedures for Participation..........................................................................68
(b)      Single Plan...........................................................................................68
(c)      Authority under Plan..................................................................................69
(d)      Contributions to Plan.................................................................................69
(e)      Withdrawal from Plan..................................................................................69
13.4     Merger, Consolidation and Transfer of Assets or Liabilities...........................................69
ARTICLE XIV TOP-HEAVY PROVISIONS...............................................................................70
14.1     Top-Heavy Plan Years..................................................................................70
14.2     Determination of Top-Heavy Status.....................................................................70
(a)      Application...........................................................................................70
(b)      Special Definitions...................................................................................70
         (1)      Determination Date...........................................................................70
         (2)      Key Employee.................................................................................70
         (3)      Non-Key Employee.............................................................................71
         (4)      Permissive Aggregation Group.................................................................71
         (5)      Required Aggregation Group...................................................................71
         (6)      Top-Heavy Group..............................................................................72
(c)      Special Rules.........................................................................................72
14.3     Top-Heavy Minimum Contribution........................................................................73
(a)      Multiple Defined Contribution Plans...................................................................73
(b)      Defined Contribution and Benefit Plans................................................................73
(c)      Defined Contribution Minimum..........................................................................73
(d)      Defined Benefit Minimum...............................................................................74
14.4     Top-Heavy Minimum Vesting.............................................................................74
14.5     Construction of Limitations and Requirements..........................................................74


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
ARTICLE XV MISCELLANEOUS.......................................................................................76
15.1     Nonalienation of Benefits and Spendthrift Clause......................................................76
(a)      General Nonalienation Requirements....................................................................76
(b)      Exception for Qualified Domestic Relations Orders.....................................................76
(c)      Exception for Loans from the Plan.....................................................................76
(d)      Exception for Crimes against the Plan.................................................................76
15.2     Headings..............................................................................................77
15.3     Construction, Controlling Law.........................................................................77
15.4     No Contract of Employment.............................................................................77
15.5     Legally Incompetent...................................................................................77
15.6     Heirs, Assigns and Personal Representatives...........................................................77
15.7     Title to Assets, Benefits Supported Only By Trust Fund................................................78
15.8     Legal Action..........................................................................................78
15.9     No Discrimination.....................................................................................78
15.10    Severability..........................................................................................78
15.11    Exclusive Benefit; Refund of Contributions............................................................78
(a)      Permitted Refunds.....................................................................................79
(b)      Payment of Refund.....................................................................................79
(c)      Limitation on Refund..................................................................................79
15.12    Plan Expenses.........................................................................................79
15.13    Special Effective Dates...............................................................................79
(a)      Intent of Plan........................................................................................79
(b)      Compliance............................................................................................79
SCHEDULE A PARTICIPATING COMPANIES AND EFFECTIVE DATES........................................................A-l
SCHEDULE B SERVICE WITH PREDECESSOR EMPLOYERS.................................................................B-l

                                    ARTICLE I
                                   DEFINITIONS


         For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meanings set forth below unless a different meaning plainly is required by the context.

         1.1 Account shall mean, with respect to a Participant or Beneficiary, the amount of money or other property in the Trust Fund, as is evidenced by the last balance posted in accordance with the terms of the Plan to the account record established for such Participant or Beneficiary. The Administrative Committee, as required by the terms of the Plan and otherwise as it deems necessary or desirable in its sole discretion, may establish and maintain separate subaccounts for each Participant and Beneficiary. "Account" shall refer to the aggregate of all separate subaccounts or to individual, separate subaccounts, as may be appropriate in context.

         1.2 ACP or Actual Contribution Percentage shall mean, with respect to a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group and rounded to the nearest 1/100th of a percent) of (i) the total of the amount of Matching Contributions and, to the extent designated by the Administrative Committee, the Before-Tax and/or Qualified Nonelective Contributions, as well as other before-tax and/or qualified nonelective contributions (excluding Before-Tax Contributions and Qualified Nonelective Contributions counted for purposes of Section 6.3 and any Contributions returned to a Participant or otherwise removed from his Account to correct excess Annual Additions) actually paid to the Trustee on behalf of each such Participant for a specified Plan Year, to (ii) such Participant's Compensation for such specified Plan Year. If a Highly Compensated Employee participates in the Plan and one or more other plans of any Affiliates to which matching or after-tax contributions are made (other than a plan for which aggregation with the Plan is not permitted), the matching and after-tax contributions made with respect to such Highly Compensated Employee shall be aggregated for purposes of determining his ACP. The ACP shall be rounded to the nearest 1/100th of a percent and shall be calculated in a manner consistent with the terms of Code Section 401(m) and the regulations promulgated thereunder. If a Participant is eligible to participate in the Plan for all or a portion of a Plan Year by reason of satisfying the eligibility requirements of Article II but makes no Before-Tax Contributions which are taken into account (as described above) for purposes of calculating his ACP, and if he receives no allocations of Matching Contributions or qualified nonelective contributions which are taken into account (as described above) for purposes of calculating his ACP, such Participant's ACP for such Plan Year shall be zero.

         1.3 ACP Tests shall mean the nondiscrimination tests described in Sections 6.4 and 6.5.

         1.4 Active Participant shall mean, for any Plan Year (or any portion thereof), any Covered Employee who, pursuant to the terms of Article II, has been admitted to, and not removed from, active participation in the Plan since the last date his employment commenced or recommenced; provided, to the extent applicable, "Active Participant" shall apply separately to each type of Contribution which has a different eligibility requirement under
Section 2.1(a).

         1.5 Administrative Committee shall mean the committee which shall act on behalf of the Controlling Company to administer the Plan as provided in
Article XI The Administrative Committee shall be the plan administrator, as that term is defined in Code Section 414(g).

         1.6 ADP or Actual Deferral Percentage shall mean, with respect to a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group and rounded to the nearest 1/100th of a percent) of (i) the total of the amount of Before-Tax Contributions (excluding Before-Tax Contributions, if any, designated by the Administrative Committee to be taken into account under Section 6.4 to help satisfy the ACP Tests, or removed from a Participant's Account to correct excess Annual Additions) and, to the extent designated under Section 6.3(c) by the Administrative Committee, the Qualified Nonelective Contributions [excluding Qualified Nonelective Contributions counted for purposes of Section 6.4(c)] as well as other before-tax and/or qualified nonelective contributions actually paid to the Trustee on behalf of each such Participant for a specified Plan Year, to (ii) such Participant's Compensation for such specified Plan Year. If a Highly Compensated Employee participates in the Plan and one or more other plans of any Affiliates to which before-tax contributions are made (other than a plan for which aggregation with the Plan is not permitted), the before-tax contributions made with respect to such Highly Compensated Employee shall be aggregated for purposes of determining his ADP. The ADP shall be rounded to the nearest 1/100th of a percent and shall be calculated in a manner consistent with the terms of Code Section 401(k)and the regulations promulgated thereunder. If a Participant is eligible to participate in the Plan for all or a portion of a Plan Year by reason of satisfying the eligibility requirements of Article II but makes no Before-Tax Contributions and receives no allocation of Qualified Nonelective Contributions that are taken into account for purposes of the ADP Tests, such Participant's ADP for such Plan Year shall be zero.

         1.7 ADP Tests shall mean the nondiscrimination tests described in Sections 6.3 and 6.5.

         1.8 Affiliate shall mean, as of any date, (i) a Participating Company, and (ii) any company, person or organization which, on such date, (A) is a member of the same controlled group of corporations [within the meaning of Code Section 414(b)] as is a Participating Company; (B) is a trade or business (whether or not incorporated) which controls, is controlled by or is under common control [within the meaning of Code Section 414(c)] with a Participating Company; (C) is a member of an affiliated service group [as defined in Code
Section 414(m)] which includes a Participating Company; or (D) is required to be aggregated with a Participating Company pursuant to regulations promulgated under Code Section 414(o). Solely for purposes of Sections 6.7 and 1.20(d), the term "Affiliate" as defined in this Section shall be deemed to include any entity that would be an Affiliate if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" in each place the latter phrase appears in Code Section 1563(a)(l).

         1.9 Annual Addition shall mean the sum of the amounts described in Section 6.7(d).

         1.10 Basic Matching Contribution shall mean the amounts paid by each Participating Company to the Trust Fund as a basic match to Participants' Before-Tax Contributions as provided in Section 3.2(a).

         1.11 Before-Tax Account shall mean the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to his Before-Tax Contributions.

         1.12 Before-Tax Contributions shall mean the amount paid by each Participating Company to the Trust Fund at the election of Participants pursuant to the terms of Section 3.l(a).

         1.13 Beneficiary shall mean the person(s) designated in accordance with Section 9.6 to receive any death benefits that may be payable under the Plan upon the death of a Participant.

         1.14 Board shall mean the board of directors of the Controlling Company or any committee(s) or individual(s) authorized to act on behalf of such board of directors.

         1.15 Break in Service means any Plan Year during which an Employee fails to complete at least 1 Hour of Service; provided, in determining whether a Break in Service has occurred, the terms of subsections (a), (b) and (c) hereof shall apply.

                  (a) Leave of Absence. A Break in Service shall not be deemed to have occurred during any period for which he is granted a Leave of Absence.

                  (b) Maternity or Paternity Leave. For purposes of determining whether or not an Employee has incurred a Break in Service, an Employee absent from work due to a Maternity or Paternity Leave shall be credited with at least 1 Hour of Service in the year in which the Maternity or Paternity Leave begins, unless such Hour of Service is not required to prevent the Employee from incurring a Break in Service in such year, in which event such Hour of Service shall be credited to the Employee in the immediately following year. No Hour of Service shall be credited due to Maternity or Paternity Leave as described in this Section unless the Employee furnishes proof satisfactory to the Administrative Committee (A) that his absence from work was due to a Maternity or Paternity and (B) of the number of days he was absent due to the Maternity or Paternity Leave. The Administrative Committee shall prescribe uniform and nondiscriminatory procedures by which to make the above determinations.

                  (c) Effect of Family and Medical Leave Act. For purposes of determining whether or not an Employee has incurred a Break in Service, and solely for the purpose of avoiding a Break in Service, to the extent required under the Family and Medical Leave Act of 1993 and the regulations thereunder, an Employee shall be deemed to be performing services for an Affiliate during any period the Employee is granted leave under such Act (i) for the birth of a child, (ii) the placement with the Employee of a child for adoption or foster care, (iii) to care for the spouse or a child or parent of the Employee with a serious health condition, or (iv) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job.

         1.16 Business Day shall mean any day other than a Saturday, Sunday or a day designated as a holiday by the Federal Government.

         1.17 Code shall mean the Internal Revenue Code of 1986, as amended, and any succeeding federal tax provisions.

         1.18 Company Stock shall mean the $.05 par value per share common stock of Home Depot.

         1.19 Company Stock Fund shall mean the Investment Fund invested primarily in shares of Company Stock.

         1.20     Compensation shall have the meaning set forth in subsection
(a), (b), (c), (d), (e) or (f) hereof, whichever is applicable:

                  (a) Benefit Compensation. For purposes of determining the amount of Before-Tax Contributions pursuant to Section 3.1, determining the amount of Matching Contributions pursuant to Section 3.2, allocating Qualified Nonelective Contributions pursuant to Section 5.4, and for all other purposes except those set forth in subsections (b), (c), (d), (e) and (f) hereof, "Compensation" shall mean, for any Plan Year, the total of the amounts described in subsections (1) and (2) minus the amounts described in subsections
(3), (4), (5) and (6), as follows:

                           (1) all amounts that are wages within the meaning of Code Section 3401 (a) and all other payments of compensation to an Employee by an Affiliate (in the course of the Affiliate's trade or business) for which the Affiliate is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052 (i.e., all amounts reportable by Affiliates on IRS Form W-2); provided, such amounts shall be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of employment or the services performed [such as the exception for agricultural labor in Code Section 3401(a)(2)]; plus

                           (2)      any elective deferral (as defined in
         Section 402(g)(3)), and any amount which is contributed or deferred by an Affiliate at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code
         Section 125 or 457, or for Plan Years beginning on or after January 1, 2001, by reason of Code Section 132(f)(4); minus

                           (3) all amounts included in subsection (1) that consist of any reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits (even if includible in gross income); minus

                           (4)      any amounts included in subsection (1) or
         (2) that consist of amounts paid or made available to a Participant during the Plan Year while he is not an Active Participant; minus

                           (5) any payments under a legal settlement or judgment involving the Controlling Company or an Affiliate, unless such settlement or judgment expressly provides that such payments are to be taken into account for purposes of determining a Participant's benefits under the Plan; minus

                           (6) all Compensation in excess of $170,000 (or such other limit as is applicable for the Plan Year under Code Section 401(a)(17)).

                  (b)      Section 404 Compensation. Solely for purposes of
Section 6.1 (relating to maximum deductible contribution limitations under Code
Section 404), "Compensation" shall mean, with respect to a Participant for a specified period, the amounts from all Affiliates referred to in subsection
(a)(l) hereof minus the amount described in (a)(6) hereof.

                  (c)      Top-Heavy Compensation. Solely for purposes of
Section 14.3 (relating to minimum Contributions under a Top-Heavy Plan), "Compensation" shall mean, with respect to a Participant for a specified period, the amounts from all Affiliates referred to in subsections (a)(l) and
(a)(2) hereof minus the amount described in (a)(6) hereof.

                  (d)      Section 415 Compensation. Solely for purposes of
Section 6.7 (relating to maximum contribution and benefit limitations under Code Section 415), "Compensation" shall mean, with respect to a Participant for a Limitation Year, the total of the amounts from all Affiliates referred to in subsections (a)(l) and (a)(2) hereof if "Limitation Year" were substituted for "Plan Year"; provided, prior to January 1, 1998, only the amounts in subsection
(a)(l) shall be included.

                  (e) Key Employee and Highly Compensated Employee Compensation. Solely for purposes of determining which Employees are Key Employees under Section 14.2(b)(2) and which Employees are Highly Compensated Employees under Section 1.42 for any applicable Plan Year, "Compensation" shall mean, with respect to an Employee for a specified Plan Year, the total of the amounts from all Affiliates referred to in subsections (a)(l) and (a)(2) hereof; provided that for determining Highly Compensated Employees for Plan Years beginning prior to January 1, 2002, amounts described in Code Section 132(f)(4) shall be disregarded.

                  (f) Testing Compensation. For purposes of performing discrimination testing to ensure compliance with Code Sections 401(a)(4), 401(k)and 401(m)and for purposes of allocating Qualified Nonelective Contributions under Section 5.4(d), "Compensation" generally shall mean the total of the amounts from all Affiliates determined under subsection (a) without regard to subsection (a)(5); provided, on a plan year-by-plan year basis, the Administrative Committee may elect to use any other definition that satisfies the nondiscrimination requirements of Code Section 414(s).

         1.21 Contributions shall mean, individually or collectively, the Before-Tax, Matching, Qualified Nonelective, Rollover, Restoration and Transfer Contributions permitted under the Plan.

         1.22 Controlling Company shall mean Maintenance Warehouse/America Corp., a Texas corporation, and its successors which adopt the Plan.

         1.23 Covered Employee shall mean an Employee of a Participating Company other than:

                  (a) An Employee who is a leased employee within the meaning of Code Section 414(n);

                  (b) An individual classified as an independent contractor or leased employee under a Participating Company's customary worker classification procedures (whether or not such individual is actually an Employee);

                  (c) An Employee who is a member of a collective bargaining unit, unless the terms of the collective bargaining agreement require that the Employee be eligible to participate in the Plan; or

                  (d) An Employee who is a nonresident alien who receives no earned income from an Affiliate which constitutes income from sources within the United States.

         1.24 Deferral Election shall mean an election by an Active Participant directing the Participating Company of which he is an Employee to withhold a percentage of his current Compensation from his paychecks and to contribute such withheld amount to the Plan as Before-Tax Contributions, pursuant to the terms of Section 3.1.

         1.25 Defined Benefit Minimum shall mean the minimum benefit level as described in Section 14.3(d).

         1.26 Defined Benefit Plan shall mean any qualified retirement plan maintained by an Affiliate which is not a Defined Contribution Plan.

         1.27 Defined Contribution Minimum shall mean the minimum contribution level as described in Section 14.3(c).

         1.28 Defined Contribution Plan shall mean any qualified retirement plan maintained by an Affiliate which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account and any income, expenses, gains, losses and forfeitures of accounts of other participants, which may be allocated to such participant's account.

         1.29 Determination Date shall mean the date described in Section 14.2(b)(l).

         1.30 Disability or Disabled shall mean that a Participant is wholly prevented from engaging in his regular duties for the Controlling Company or an Affiliate by reason of a medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The determination of Disability shall be made by the Administrative Committee or an entity or person appointed by the Administrative Committee; provided, until the Administrative Committee determines otherwise, such determination shall be made by an insurance carrier that offers long-term disability insurance to the public and that is selected by the Administrative Committee. In determining whether a Participant has suffered a Disability, the Administrative Committee or its designee may require such medical proof as it deems necessary, including the certificate of one or more licensed physicians selected by the Administrative Committee. The decision of the Administrative Committee as to Disability shall be final and binding. Notwithstanding anything herein to the contrary, a Participant shall be deemed to be Disabled upon a determination by the Social Security Administration, while the Participant is an Employee, that the Participant is eligible for Social Security disability benefits.

         1.31 Effective Date shall mean January 1, 2001, the date that this restatement of the Plan generally shall be effective; provided, any effective date specified herein for any provision, if different from the "Effective Date," shall control (see also Section 15.14). The effective date of participation in the Plan for each Participating Company shall be the date set forth with respect to the Participating Company in Schedule A hereto.

         1.32 Elective Deferrals shall mean, with respect to a Participant for any calendar year, the total amount of his Before-Tax Contributions plus such other amounts as shall be determined pursuant to the terms of Code Section 402(g)(3).

         1.33 Eligible Nonhighly Compensated Participant shall mean, for a Plan Year, a Participant who (i) is taken into account in performing the ADP and ACP Tests for the Plan Year, and (ii) is not a Highly Compensated Employee.

         1.34 Eligible Participant shall mean, for purposes of allocating Qualified Nonelective Contributions for a Plan Year, an Employee (i) who is not a Highly Compensated Employee, and (ii) who is taken into account in performing the ADP and ACP Tests for such Plan Year.

         1.35 Eligible Retirement Plan shall mean a plan which is a defined contribution plan, the terms of which permit the acceptance of rollover distributions and which is either (i) an individual retirement account described in Code Section 408(a), (ii) an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), (iii) a qualified trust described in Code Section 401(a) and exempt from tax under Code Section 501(a), or (iv) an annuity plan described in Code Section 403(a). In the case of a distribution to the Surviving Spouse, Eligible Retirement Plan shall mean the Plan described in either clause (i) or (ii) hereof.

         1.36     Eligible Rollover Distribution shall mean any distribution to
(i) a Participant, (ii) his Surviving Spouse (after his death), or (iii) his Spouse or former Spouse who is his alternate payee under a qualified domestic relations order (see Sections 9.5 and 15.1), of all or any portion of the balance to his credit in a qualified trust (including any distribution to a Participant of all or any portion of his Account); provided, an "Eligible Rollover Distribution" shall not include (i) any distribution which is one of a series of substantially equal periodic payments made, not less frequently than annually, (A) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his Beneficiary, or
(B) for a specified period of 10 years or more, (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9), (iii) the portion of any distribution that is not includible in gross income of the distributee, (iv) as of December 1, 1999, withdrawals on account of hardship, as described in Code Section 401(k)(2)(B)(i)(IV) and the regulations promulgated thereunder, to the extent such withdrawals are made from Before-Tax Contributions, and (v) distributions which total less than $200 in a Plan Year.

         1.37 Employee shall mean any individual who is employed by an Affiliate (including officers, but excluding independent contractors and directors who are not officers or otherwise employees) and shall include leased employees of an Affiliate within the meaning of Code Section 414(n). Notwithstanding the foregoing, if leased employees constitute 20 percent or less of an Affiliate's non-highly compensated work force within the meaning of Code Section 1.24

414(n)(5)(C)(ii), the term "Employee" shall not include those leased employees covered by a plan described in Code Section 414(n)(5)(B). Effective March 17, 1997, the term "leased employee" shall include only persons performing services under the primary direction and control of an Affiliate and otherwise meeting the definition of Code Section 414(n).

         1.38 Employment Date shall mean, with respect to any Employee, the date on which he first completes an Hour of Service. Unless otherwise determined by the Administrative Committee, if an Employee was employed by one or more companies or enterprises acquired by or merged into, or all or a portion of the assets or business of which are acquired by, an Affiliate, such Employee's Employment Date shall be the date on which he first completed an Hour of Service with such company, enterprise or business.

         1.39 Entry Date shall mean the first day of every calendar quarter during the period in which the Plan remains in effect. In addition, the Administrative Committee may prescribe and set forth on a schedule hereto or in its records a special Entry Date for individuals who are employed by a predecessor employer or a new Participating Company, and who otherwise have satisfied the requirements for eligibility.

         1.40 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.41 Forfeiture shall mean, for any Plan Year, the dollar amount that is removed from the Account of a former Employee during such Plan Year.

         1.42 Highly Compensated Employee shall mean an Employee who is described either in subsection (a)(l) or (2), as modified by subsections (b),
(c), (d) or (e) hereof.

                  (a)      General Rule.

                           (1) An Employee who at any time during the current Plan Year or the immediately preceding Plan Year owned [or was considered as owning within the constructive ownership rules of Code
         Section 318 as modified by Code Section 416(i)(l)(B)(iii)] more than 5 percent of the outstanding stock of a corporate Affiliate or stock possessing more than 5 percent of the total combined voting power of all stock of a corporate Affiliate or more than 5 percent of the capital or profits interest in a noncorporate Affiliate; or

                           (2) An Employee who at any time during the immediately preceding Plan Year:

                                    (A)      received Compensation in excess of
                  $85,000 (as adjusted by the Internal Revenue Service under Code Section 414(q) [which references Code Section 415(d)] and the regulations promulgated thereunder for cost of living increases); and

                                    (B)      if the Controlling Company so
                  elects by an amendment, was within the group consisting of the most highly compensated 20 percent of all

                  Employees (determined on the basis of "Compensation" as defined in Section 1.20(e).

                  (b)      Excluded Employees. For purposes of subsection
(a)(2)(B) hereof, the following may be excluded when determining the most highly compensated 20 percent of all Employees:

                           (1) Employees who have not completed 6 months of service;

                           (2) Employees who normally work fewer than 17 1/2 hours per week;

                           (3) Employees who normally work not more than 6 months during any Plan Year; and

                           (4)      Employees who have not attained age 21.

                  (c) Former Employees. For purposes of this Section, a former Employee shall be treated as a Highly Compensated Employee if (i) the former Employee was a Highly Compensated Employee at the time the Employee separated from service with all Affiliates, or (ii) the former Employee was a Highly Compensated Employee at any time after he attained age

 55.

                  (d) Nonresident Aliens. For purposes of this Section, nonresident aliens who receive no earned income from an Affiliate which constitutes income from sources within the United States [as described in Code
Section 414(q)(8)] shall not be treated as Employees.

                  (e) Compliance with Code Section 414(q). Notwithstanding the foregoing, the determination of who is a Highly Compensated Employee shall be made in accordance with Code Section 414(q) and the regulations promulgated thereunder.

         1.43 Home Depot shall mean The Home Depot, Inc., a Delaware corporation, and its successors.

         1.44     Home Depot Board shall mean the board of directors of Home
Depot.

         1.45 Hour of Service shall mean the increments of time described in subsection (a) hereof, as modified by subsections (b), (c) and (d) hereof:

                  (a)      General Rule.

                           (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliate during the applicable computation period;

                           (2) Each hour for which an Employee is paid, or entitled to payment, by an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or Leave of Absence; provided:

                                    (A)      No more than 501 Hours of Service
                  shall be credited under this subsection (2) to an Employee for any single continuous period during which he performs no duties as an Employee (whether or not such period occurs in a single computation period);

                                    (B)      An hour for which an Employee is
                  directly or indirectly paid, or entitled to payment, on account of a period during which he performs no duties as an Employee shall not be credited as an Hour of Service if such payment is made or due under a plan maintained solely to comply with applicable workers' compensation, unemployment compensation or disability insurance laws; and

                                    (C)      Hours of Service shall not be
                  credited to an Employee for a payment which solely reimburses such Employee for medical or medically related expenses incurred by him.

         For purposes of this subsection (2), a payment shall be deemed to be made by or due from an Affiliate regardless of whether such payment is made by or due from an Affiliate directly, or indirectly through, among others, a trust fund or insurer, to which the Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate;

                           (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliate; provided, the same Hours of Service shall not be credited both under subsection (1) or subsection (2), as the case may be, and under this subsection (3); and, provided further, crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (2) shall be subject to the limitations set forth in that subsection; and

                           (4) Each hour for which an Employee is required to be granted leave under the Uniformed Services Employment and Reemployment Rights Act of 1994; provided, the same Hours of Service shall not be credited under subsections (1), (2) or (3), as the case may be, and under this subsection (4).

                  (b) Equivalencies. Notwithstanding anything herein to the contrary, in accordance with applicable regulations promulgated by the Department of Labor, any Employees designated by the Administrative Committee (including but not limited to Employees for whom accurate Hours of Service are not available) shall be credited with 45 Hours of Service for each week for which such Employee would be required to be credited with at least 1 Hour of Service.

                  (c) Changes by Administrative Committee. The rate or manner used for crediting Hours of Service may be changed at the direction of the Administrative Committee from time to time so as to facilitate administration and to equitably reflect the purposes of the Plan; provided, no change shall be effective as to any Plan Year for which allocations have been made pursuant to Article V at the time such change is made. Hours of Service shall be credited and determined in compliance with Department of Labor Regulation Section 2530.200b-2(b) and

(c), 29 CFR Part 2530, as may be amended from time to time, or such other federal regulations as may from time to time be applicable.

                  (d) Computation Period. For purposes of this Section, a "computation period" shall mean the 12-month period that forms the basis for determining an Employee's Years of Eligibility Service or Years of Vesting Service, whichever is applicable.

         1.46 Investment Committee shall mean the committee which shall make and effect investment decisions, all as provided in Article XI.

         1.47 Investment Fund or Funds shall mean one or all of the investment funds established from time to time pursuant to the terms of Section 7.2.

         1.48     Key Employee shall mean the persons described in Section
14.2(b)(2).

         1.49 Leave of Absence shall mean an excused leave of absence granted to an Employee by an Affiliate in accordance with applicable federal or state law or the Affiliate's personnel policy. Among other things, Leave of Absence shall be granted to an Employee under such circumstances as the Administrative Committee shall determine are fair, reasonable and equitable, as applied uniformly among Employees under similar circumstances.

         1.50 Limitation Year shall mean the 12-month period ending on each December 31, which shall be the "limitation year" for purposes of Code Section 415 and the regulations promulgated thereunder.

         1.51 Matching Account shall mean the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Matching Contributions.

         1.52 Matching Contributions shall mean the amounts paid by each Participating Company to the Trust Fund as a match on Participant's Before-Tax Contributions.

         1.53 Maternity or Paternity Leave shall mean any period during which an Employee is absent from work as an Employee of an Affiliate (i) because of the pregnancy of such Employee, (ii) because of the birth of a child of such Employee, (iii) because of the placement of a child with such Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of such Employee caring for a child immediately after the birth or placement of such child.

         1.54 Maximum Deferral Amount shall mean $10,500 (or such other limit as is applicable for a Plan Year under Code Section 402(g)), as adjusted by the Secretary of the Treasury under Code Section 402(g)(5) for cost of living expenses.

         1.55 Named Fiduciary shall mean the Controlling Company, the Board, the Administrative Committee and the Investment Committee.

         1.56 Non-Key Employee shall mean the persons described in Section 14.2(b)(3).

         1.57     Normal Retirement Age shall mean age 65.

         1.58 Participant shall mean any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of Article II. "Participant" shall include an Active Participant and a former Employee who has an Account under the Plan.

         1.59 Participating Company shall mean a company that has adopted or hereafter may adopt the Plan for the benefit of its Employees and that continues to participate in the Plan, all as provided in Section 13.3.

         1.60 Permissive Aggregation Group shall mean the group of plans described in Section 14.2(b)(4).

         1.61 Plan shall mean The Maintenance Warehouse FutureBuilder as contained herein and all amendments hereto. The Plan is intended to be a profit sharing plan qualified under Code Sections 401 (a) and 401(k).

         1.62 Plan Year shall mean the 12-month period ending on each December 31.

         1.63 Prior Plan shall mean a qualified retirement plan from which the Plan accepts Transfer Contributions.

         1.64 Qualified Nonelective Account shall mean the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Qualified Nonelective Contributions.

         1.65 Qualified Nonelective Contributions shall mean the qualified nonelective contributions paid to the Trust Fund by each Participating Company pursuant to the terms of Section 3.3.

         1.66 Qualified Spousal Waiver shall mean a written election executed by a Spouse, delivered to the Administrative Committee and witnessed by a notary public or a Plan representative, which consents to the payment of all or a specified portion of a Participant's death benefit to a Beneficiary other than such Spouse and which acknowledges that such Spouse has waived his right to be the Participant's Beneficiary under the Plan. A Qualified Spousal Waiver shall be valid only with respect to the Spouse who signs it and shall apply only to the alternative Beneficiary designated therein, unless the written election expressly permits other designations without further consent of the Spouse. A Qualified Spousal Waiver shall be irrevocable unless revoked by the Participant by way of (i) a written statement delivered to the Administrative Committee or (ii) a written revocation of the non-Spouse Beneficiary designation to which such Spouse has consented; provided, any such revocation must be received by the Administrative Committee prior to the Participant's date of death.

         1.67 Required Aggregation Group shall mean the group of plans described in Section 14.2(b)(5).

         1.68 Restoration Contributions means the amounts paid to the Trust Fund on behalf of a rehired individual pursuant to Section 3.7.

         1.69 Rollover Account shall mean the separate subaccount established and maintained on behalf of a Covered Employee, Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Rollover Contributions.

         1.70 Rollover Contribution shall mean an amount contributed to the Trust Fund (and received and accepted by the Trustee) which constitutes an "eligible rollover contribution" as defined in Code Section 402(f)(2)(A). An amount shall be treated as a Rollover Contribution only to the extent that its acceptance by the Trustee is permitted under the Code (including the regulations and rulings promulgated thereunder).

         1.71 Spouse or Surviving Spouse shall mean, with respect to a Participant, the person who is treated as married to such Participant under the laws of the state in which the Participant resides. The determination of a Participant's Spouse or Surviving Spouse shall be made as of the earlier of the date as of which benefit payments from the Plan to such Participant are made or commence (as applicable) or the date of such Participant's death. In addition, a Participant's former Spouse shall be treated as his Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order, as defined in Code Section 414(p).

         1.72 Supplemental Annual Matching Contributions shall mean the amounts paid by each Participating Company to the Trust Fund as a supplemental annual matching contribution to Participants' Before-Tax Contributions as provided in Section 3.2(b).

         1.73     Top-Heavy Group shall mean the group of plans described in
Section 14.2(b)(6).

         1.74 Top-Heavy Plan shall mean a plan to which the conditions set forth in Article XIV apply.

         1.75 Transfer Account shall mean one or more separate subaccounts established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Transfer Contributions; provided, to the extent that the Administrative Committee (in conjunction with the Plan's recordkeeper) deems appropriate, other subaccounts may be used to reflect Participant's interests attributable to Transfer Contributions. "Transfer Account" shall refer to the aggregate of all separate subaccounts established for Transfer Contributions or to individual, separate subaccounts appropriately described, as may be appropriate in context. Transfer Accounts shall be reflected and described on a schedule hereto.

         1.76 Transfer Contributions shall mean amounts which are received either (i) by a direct trustee-to-trustee transfer or (ii) as part of a spin-off, merger or other similar event by the Trustee from the trustee or custodian of the Prior Plan and held in the Trust Fund on behalf of a Participant or Beneficiary. Transfer Contributions shall retain the character that those contributions had under the Prior Plan; for example, after-tax contributions under the Prior Plan shall continue to be treated as after-tax contributions when held in the Transfer Account.

         1.77 Trust or Trust Agreement shall mean each agreement entered into between the Controlling Company and a Trustee governing the creation of a Trust Fund, and all amendments thereto. If more than one Trust Fund is used to hold Plan assets, there shall be a separate and distinct Trust and Trust Agreement for each such Trust Fund. To the extent indicated by the context, "Trust" or "Trust Agreement" may refer collectively to all Trusts and Trust Agreements creating Trust Funds.

         1.78 Trustee shall mean the party or parties so designated from time to time pursuant to a Trust Agreement. If more than one Trust Fund is used to hold Plan assets, there may be a separate and distinct Trustee for each such Trust Fund. To the extent indicated by the context, "Trustee" may refer to all of the Trustees or Trustee groups for the Trust Funds.

         1.79 Trust Fund shall mean the total amount of cash and other property held by a Trustee (or any nominee thereof) at any time under a Trust Agreement. To the extent indicated by context, "Trust Fund" may refer to all of the Trust Funds under the Plan.

         1.80 Valuation Date shall mean each day the New York Stock Exchange is open for trading. The value of an Account or the Trust Fund on any other date shall be the value determined as of the immediately preceding date on which the New York Stock Exchange was open for trading.

         1.81 Year of Eligibility Service shall mean a 12-consecutive month period during which an Employee completes no less than 1,000 Hours of Service, subject to subsections (a), (b), (c) and (d) below:

                  (a) Computation Period. For purposes of determining whether an Employee has completed a Year of Eligibility Service, the computation period initially shall be the 12-consecutive-month period beginning on the Employee's Employment Date and thereafter shall be each Plan Year, beginning with the Plan Year that includes the first anniversary of the Employee's Employment Date.

                  (b) Predecessor Employer. Unless otherwise determined by the Administrative Committee and not otherwise counted hereunder, an Employee's periods of employment with one or more companies or enterprises (i) acquired in whole or in party by, (ii) merged into, or (iii) all or a portion of the assets or business of which are acquired by, an Affiliate shall be taken into account in determining whether he has completed a Year of Eligibility Service.

                  (c) Service Counted under The Home Depot FutureBuilder. For the purpose of determining a Year of Eligibility Service, any service credited for eligibility purposes under The Home Depot FutureBuilder shall be included in the determination of whether an Employee has completed a Year of Eligibility Service.

                  (d) Reemployed Veterans. Notwithstanding any provision to the contrary, periods of qualified military service shall be taken into account in determining whether an Employee has completed a Year of Eligibility Service in accordance with the requirements of Code Section 414(u).

         1.82 Years of Vesting Service shall mean, with respect to an Employee, and subject to the terms of subsections (a), (b), (c), (d), (e) and
(f) hereof, the number of Plan Years during which the Employee completes at least 1,000 Hours of Service:

                  (a) Pre-Break Service. If a Participant incurs a Break in Service, the Participant shall not be credited with Years of Vesting Service completed prior to such Break in Service unless and until such Participant has completed a Year of Vesting Service following his reemployment. In addition, Years of Vesting Service completed prior to a period in which the Participant incurred 5 or more consecutive Breaks in Service shall be disregarded under the Plan if the Participant had no vested interest in his Account attributable to employer contributions at the time the first Break in Service commenced.

                  (b) Post-Break Service. Years of Vesting Service completed after a period in which the Participant had at least 5 consecutive Breaks in Service shall be disregarded for the purpose of determining his vested interest in that portion of his Account which accrued before such Breaks in Service.

                  (c)      Predecessor Plan. To the extent required by Code
Section 414(a)(l) and not otherwise counted hereunder, if an Affiliate maintains a plan that is or was the qualified retirement plan of a predecessor employer, an Employee's periods of employment with such predecessor employer shall be taken into account in determining his Years of Vesting Service.

                  (d) Predecessor Employer. Unless otherwise determined by the Administrative Committee and not otherwise counted hereunder, an Employee's periods of employment with one or more companies or enterprises acquired by or merged into, or all or a portion of the assets or business of which are acquired by, an Affiliate shall be taken into account in determining his Years of Vesting Service.

                  (e) Service Counted under The Home Depot FutureBuilder. Any service credited for vesting purposes under The Home Depot FutureBuilder shall be included in the determination of an Employee's Years of Vesting Service.

                  (f) Reemployed Veterans. Notwithstanding any provision to the contrary, periods of qualified military service shall be taken into account in determining an Employee's Years of Vesting Service in accordance with the requirements of Code Section 414(u).

                                   ARTICLE II
                                   ELIGIBILITY

         2.1      Initial Eligibility Requirements.

                  (a)      General Rule. Except as provided in subsections (b),
(c) or (d) hereof, every Covered Employee shall become an Active Participant on the Entry Date coincident with or next following the date on which he first completes 1 Year of Eligibility Service, provided that he is a Covered Employee on such Entry Date.

                  (b) Participation Upon Effective Date. Each Covered Employee who is an Active Participant in the Plan on the day immediately preceding the Effective Date shall continue as an Active Participant in the Plan in accordance with the terms of the Plan.

                  (c) New Participating Companies. For Employees of companies that become Participating Companies after the Effective Date, each Covered Employee employed by a Participating Company on the date such Participating Company first becomes a Participating Company shall become an Active Participant as of such Participating Company's effective date under the Plan, if, as of the Participating Company's effective date, the Covered Employee has met the eligibility requirements set forth in this Section 2.1.

                  (d) Predecessor Employer. The Administrative Committee may prescribe and set forth on a schedule hereto or in its records special eligibility rules for individuals who are employed by a predecessor employer acquired by or merged into, or all or a portion of the assets or business of which are acquired by, an Affiliate.

         2.2      Treatment of Interruptions of Service.

                  (a) Leave of Absence or Layoff. If a Covered Employee satisfies the eligibility requirements set forth in Section 2.1 but is on a Leave of Absence or layoff on the Entry Date on which he otherwise would have become an Active Participant, he shall become an Active Participant on the date he subsequently resumes the performance of duties as a Covered Employee in accordance with the terms of his Leave of Absence or layoff.

                  (b) Termination Before Participation. If a Covered Employee satisfies the eligibility requirements set forth in Section 2.1, terminates employment with a Participating Company (and all other Participating Companies) before the Entry Date on which he otherwise would become an Active Participant, and then is reemployed by a Participating Company, he shall become an Active Participant as of the later of (i) the Entry Date on which he otherwise would have become an Active Participant if he had not terminated employment or (ii) the Entry Date coinciding with or immediately preceding the date he is reemployed as a Covered Employee.

                  (c) Termination After Participation. If an Active Participant terminates employment with a Participating Company (and all other Participating Companies), his active participation in the Plan shall cease immediately, and he again shall become an Active Participant as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Account under the Plan.

         2.3       Change in Status.

                  (a) Exclusion Before Participation. If a Covered Employee (i) satisfies the eligibility requirements set forth in Section 2.1,
(ii) changes his employment status (but remains employed) so that he ceases to be a Covered Employee before the Entry Date on which he otherwise would become an Active Participant, and (iii) then again changes his employment status and becomes a Covered Employee, he shall become an Active Participant as of the later of (A) the date that would have been his Entry Date, or (B) the date he again becomes a Covered Employee.

                  (b) Exclusion After Participation. If an Active Participant changes his status of employment (but remains employed) so that he is no longer a Covered Employee, his active participation in the Plan shall cease immediately, and he shall again become an Active Participant in the Plan as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Account under the Plan.

                  (c) Change to Covered Employee Status. If an Employee who first satisfies the eligibility requirements of Section 2.1 while he is not a Covered Employee subsequently changes his employment status so that he becomes a Covered Employee, he shall become an Active Participant as of the later of (i) the date that would have been his Entry Date, or (ii) the date of his change in status.

                                   ARTICLE III
                                  CONTRIBUTIONS

         3.1       Before-Tax Contributions.

                  (a) Generally. Each Participating Company shall contribute to the Plan, on behalf of each Active Participant employed by such Participating Company and for each regular payroll period, a Before-Tax Contribution in an amount equal to the amount by which such Active Participant's Compensation has been reduced for such period pursuant to his Deferral Election. The amount of the Before-Tax Contribution shall be determined in increments of 1 percent of such Active Participant's Compensation for each payroll period. The Active Participant may elect to reduce his Compensation for any period by a minimum of 1 percent and a maximum of 15 percent (or such other minimum or maximum percentages and/or amounts established by the Administrative Committee from time to time), subject to the limitations in Article VI.

                  (b) Deferral Elections. Each Active Participant who desires that his Participating Company make a Before-Tax Contribution on his behalf shall make a Deferral Election on a form provided by the Administrative Committee, through an interactive telephone or internet-based system, or in such other manner as the Administrative Committee may prescribe. Such Deferral Election shall provide for the reduction of his Compensation from each payment of eligible Compensation made while he is an Active Participant. The Administrative Committee, in its sole discretion, may prescribe such nondiscriminatory terms and conditions governing Deferral Elections as it deems appropriate. Subject to any modifications, additions or exceptions which the Administrative Committee, in its sole discretion, deems necessary, appropriate or helpful, the following terms shall apply to Deferral Elections:

                           (1) Effective Date. An Active Participant's initial Deferral Election shall be effective for the first paycheck payable on or after an Entry Date. If an Active Participant fails to submit a Deferral Election in a timely manner, he shall be deemed to have elected a deferral of zero percent.

                           (2) Term. Each Active Participant's Deferral Election shall remain in effect in accordance with its original terms until the earlier of (A) the date the Active Participant ceases to be a Covered Employee of all Participating Companies, (B) the date the Active Participant revokes such Deferral Election pursuant to the terms of subsection (b)(3) hereof, or (C) the date the Active Participant or the Administrative Committee modifies such Deferral Election pursuant to the terms of subsections (b)(4) or (b)(5) hereof. If the final payment of Compensation to an Active Participant is not made through the Participating Company's regular payroll process, the Active Participant's Deferral Election shall not apply to such payment. If a Participant is transferred from the employment of a Participating Company to the employment of another Participating Company, his Deferral Election with the first Participating Company will remain in effect and will apply to his Compensation from the second Participating Company until the earlier of (A), (B) or (C) of the preceding sentence.

                           (3)      Revocation. An Active Participant's
         Deferral Election shall terminate upon his ceasing to be a Covered Employee. In addition, an Active Participant may revoke his Deferral Election with a Participating Company in the manner prescribed by the Administrative Committee, and such revocation shall be effective as soon as administratively practicable after being submitted in accordance with procedures established for the Plan. An Active Participant who revokes a Deferral Election may enter into a new Deferral Election in the manner prescribed by the Administrative Committee, effective as soon as administratively practicable after being submitted in accordance with procedures established under the Plan; provided, the Administrative Committee, in its sole discretion, may specify a suspension period for all Participants who voluntarily revoke their Deferral Elections, such that any new Deferral Election shall not be effective until a later date.

                           (4) Modification by Participant. Effective as soon as administratively practicable after being submitted in accordance with procedures established under the Plan, an Active Participant may modify his existing Deferral Election to increase or decrease the percentage of his Before-Tax Contribution by making a new Deferral Election in the manner prescribed by the Administrative Committee.

                           (5) Modification by Administrative Committee. Notwithstanding anything herein to the contrary, the Administrative Committee may modify any Deferral Election of any Active Participant at any time by decreasing the percentage of any Before-Tax Contributions to any extent the Administrative Committee believes necessary to comply with the limitations described in Article VI.

         3.2      Matching Contributions.

                  (a) Basic Matching Contributions. For each Active Participant on whose behalf a Participating Company has made any Before-Tax Contributions, such Participating Company shall make, with respect to such payroll period or other payment of Compensation, a Basic Matching Contribution to the Plan equal to:

                           (1)      150 percent of the amount of such
         Before-Tax Contributions to the extent such Before-Tax Contributions do not exceed 2 percent of a Participant's Compensation for a payroll period (that is, such Matching Contributions shall not exceed 3 percent of the Active Participant's Compensation for such payroll period); and

                           (2)      100 percent of the amount of such
         Before-Tax Contributions to the extent such Before-Tax Contributions exceed 2 percent but do not exceed 5 percent of a Participant's Compensation for such payroll period; (that is, the aggregate Matching Contributions made under subsection (a)(l) and this subsection (a)(2) shall not exceed 3 percent of the Active Participant's Compensation for such payroll period).

                  (b)      Supplemental Annual Matching Contributions.

                           (1) General. For each Plan Year commencing on or after January 1, 2000, for each Active Participant who satisfies all of the conditions set forth in subsection (b)(2) hereof for all periods through the last day of such Plan Year, such

         Participating Company shall make a Supplemental Annual Matching Contribution equal to 4.5 percent of such Active Participant's Compensation for such Plan Year; provided, the Supplemental Annual Matching Contribution made with respect to any Active Participant who is a Highly Compensated Employee for such Plan Year shall equal 4 percent of such Active Participant's Compensation for such Plan Year.

                           (2) Conditions for Eligibility. In order to be eligible for a Supplemental Annual Matching Contribution under this subsection (b) for a Plan Year, the Active Participant must meet the following eligibility conditions:

                                    (A)      The individual must have been
                  employed by the Controlling Company on July 1, 1999;

                                    (B)      Commencing on or before the later
                  of December 31, 1999, or the individual's Entry Date into the Plan, the individual (i) must have enrolled in the Plan, and
                  (ii) must have in effect at all times while he is employed by the Controlling Company (to the extent permitted by the maximum limits under the Plan) a Deferral Election pursuant to which he has elected to contribute at least 3 percent of his Compensation as a Before-Tax Contribution to the Plan; and

                                    (C)      The individual must be in the
                  active employ of the Controlling Company or an Affiliate on the last day of such Plan Year.

In the event a Participant fails to satisfy any of these conditions with respect to a Plan Year, such Participant shall not be eligible to receive a Supplemental Annual Matching Contribution for such Plan Year and shall permanently forfeit the right to receive Supplemental Annual Matching Contributions under this subsection (b) in all future Plan Years.

                           (3) Limitations on Supplemental Annual Matching Contributions Made on Behalf of Highly Compensated Employees. Notwithstanding the foregoing, to the extent (if any) necessary to satisfy the nondiscrimination requirements of Code Section 401(a)(4) with respect to a Plan Year, the number of Highly Compensated Employees who are otherwise eligible to receive a Supplemental Annual Matching Contribution pursuant to this subsection (b) shall be reduced to the number of Highly Compensated Employees that the Administrative Committee determines is necessary to satisfy the requirements of Code
         Section 401(a)(4). Such limitation on the number of Highly Compensated Employees eligible to receive a Supplemental Annual Matching Contribution for such Plan Year shall be made beginning with the Highly Compensated Employee(s) with the highest dollar amount of Compensation for such Plan Year. Those Highly Compensated Employee(s) with the highest dollar amount of Compensation who are affected by this reduction shall not be eligible for a Supplemental Annual Matching Contribution for such Plan Year.

         3.3      Qualified Nonelective Contributions.

                  To the extent and in such amounts as the Administrative Committee, in its sole discretion, deems desirable or helpful as a method to help satisfy the ADP and/or ACP Tests for any Plan Year and subject to the requirements and limitations set forth in
Article VI of the Plan, each Participating Company shall make a Qualified Nonelective Contribution for a Plan Year.

         3.4      Form of Contributions.

                  All Contributions shall be paid to the Trustee in the form of cash or shares of Company Stock, as determined by the Board.

         3.5      Timing of Contributions.

                  (a) Before-Tax Contributions. Each Participating Company that withholds Before-Tax Contributions from an Active Participant's paycheck pursuant to a Deferral Election shall make best efforts to pay such Before-Tax Contributions to the Trustee as of the earliest date on which such Contributions can reasonably be segregated from the Participating Company's general assets (generally not to exceed 15 business days after the end of the month within which such amounts otherwise would have been payable to such Active Participant in cash) or such earlier time as may be required by law.

                  (b) Matching and Qualified Nonelective Contributions. Each Participating Company shall make best efforts to pay its Matching and Qualified Nonelective Contributions to the Trustee (i) on or before the date for filing its federal income tax return (including extensions thereof) for the tax year to which such Matching and Qualified Nonelective Contributions relate, or (ii) on or before such other date as shall be within the time allowed to permit the Participating Company to properly deduct, for federal income tax purposes and for the tax year of the Participating Company in which the obligation to make such Contributions was incurred, the full amount of such Matching and Qualified Nonelective Contributions; provided, in the event the amount of Qualified Nonelective Contributions cannot be calculated by the latest date described hereinabove, such Qualified Nonelective Contributions may be made at a later date (subject to the limitations under Code Section 415) which is on or before the last day of the Plan Year following the Plan Year to which such Qualified Nonelective Contributions relate.

         3.6      Contingent Nature of Company Contributions.

                  Notwithstanding any other provision of this Article III and subject to the terms of Section 15.11, Contributions made to the Plan by a Participating Company are made expressly contingent upon the deductibility thereof for federal income tax purposes for the taxable year of the Participating Company with respect to which such Contributions are made.

         3.7      Restoration Contributions.

                  (a) Restoration of Forfeitures. If a Participant has forfeited his nonvested Accounts in accordance with Section 8.3 and such Participant subsequently is rehired as a Covered Employee prior to the occurrence of 5 consecutive Breaks in Service, his Accounts shall be credited with all of the benefits (unadjusted for gains or losses) which were forfeited, as determined pursuant to the terms of Section 8.4.

                  (b) Restoration Contribution. The assets necessary to fund the Account of the rehired individual shall be provided no later than as of the end of the Plan Year following the

Plan Year in which the individual is rehired and shall be provided in the discretion of the Administrative Committee from (i) income or gain to the Trust Fund, (ii) Forfeitures arising from the Accounts of Participants employed or formerly employed by the Participating Companies, or (iii) Contributions by the Participating Companies.

         3.8      Reemployed Veterans.

                  Notwithstanding any provision in this Plan to the contrary, contributions and benefits with respect to qualified military service shall be provided in accordance with Code Section 414(u).

                                   ARTICLE IV
                     ROLLOVERS AND TRANSFERS BETWEEN PLANS

         4.1      Rollover Contributions.

                  (a) Request by Active Participant. An Active Participant may make a written request (in writing or in such other format as permitted by the Administrative Committee) to the Administrative Committee that he be permitted to contribute, or cause to be contributed, to the Trust Fund a Rollover Contribution which is received by such Active Participant or to which such Active Participant is entitled. Such written request shall contain information concerning the type of property constituting the Rollover Contribution and a statement, satisfactory to the Administrative Committee, that the property constitutes a Rollover Contribution.

                  (b) Acceptance of Rollover. Subject to the terms of the Plan and the Code (including regulations and rulings promulgated thereunder), the Administrative Committee, in its sole discretion, shall determine whether (and if so, under what conditions and in what form) a Rollover Contribution shall be accepted at any time by the Trustee. For example, the Administrative Committee, in its sole discretion, may decide to allow Rollover Contributions from Participants and/or direct Rollover Contributions from another qualified retirement plan [as described in Code Section 401(a)(31)] and may decide to pass through to the Active Participant making the Rollover Contribution any recordkeeping fees directly attributable to his Rollover Contribution. In the event the Administrative Committee permits an Active Participant to make a Rollover Contribution, the amount of the Rollover Contribution shall be transferred to the Trustee and allocated as soon as practicable thereafter to a Rollover Account for the Active Participant. Unless the Administrative Committee permits otherwise, all Rollover Contributions shall be made in cash.

         4.2      Transfer Contributions.

                  (a) Direct Transfers Permitted. The Administrative Committee, in its sole discretion, shall permit direct trustee-to-trustee transfers of assets and liabilities to the Plan [which shall be distinguished from direct Rollover Contributions as described in Code Section 401(a)(31)] as a Transfer Contribution on behalf of an Active Participant.

                  (b) Mergers and Spin-offs Permitted. The Administrative Committee, in its sole discretion, shall permit other qualified retirement plans to transfer assets and liabilities to the Plan as part of a merger, spin-off or similar transaction. Any such transfer shall be made in accordance with the terms of the Code and subject to such rules and requirements, as the Administrative Committee may deem appropriate. Without limitation, the Administrative Committee shall determine the schedule under which such Transfer Contributions shall vest. Notwithstanding anything herein to the contrary, in no event shall a Transfer Contribution be accepted if the transferring plan is subject to the requirements of providing any alternative form of benefit not permitted under the Plan unless approved by the Administrative Committee.

                  (c) Establishment of Transfer Accounts. As soon as practicable after the date the Trustee receives a Transfer Contribution, there shall be credited to one or more Transfer Accounts of each Participant the total amount received from the respective accounts of such

Participant in the transferring qualified retirement plan. Any amounts so credited as a result of any such merger or spin-off or other transfer shall be subject to all of the terms and conditions of the Plan from and after the date of such transfer.

                  (d) Transfer Accounts. The rules and terms applicable to Transfer Contributions and resulting Transfer Accounts shall be reflected on a schedule hereto.

         4.3      Spin-offs to Other Plans.

                  The Administrative Committee, in its sole discretion, may cause the Plan to transfer to another qualified retirement plan (as part of a spin-off, change in control or similar transaction) all or part of the assets and liabilities maintained under the Plan. Any such transfer shall be made in accordance with the terms of the Code and subject to such rules and requirements, as the Administrative Committee may deem appropriate. Upon the effectiveness of any such transfer, the Plan and Trust shall have no further responsibility or liability with respect to the transferred assets and liabilities.

                                   ARTICLE V
               PARTICIPANTS' ACCOUNTS: CREDITING AND ALLOCATIONS

         5.1      Establishment of Participants' Accounts.

                  To the extent appropriate, the Administrative Committee shall establish and maintain, on behalf of each Participant and Beneficiary, an Account which shall be divided into segregated subaccounts. The subaccounts shall include (to the extent applicable) Before-Tax, Matching, Qualified Nonelective, Rollover and Transfer Accounts and such other subaccounts as the Administrative Committee shall deem appropriate or helpful. Each Account shall be credited with Contributions allocated to such Account and generally shall be credited with income on investments derived from the assets of such Accounts. Notwithstanding anything herein to the contrary, while Contributions may be allocated to a Participant's Account as of a particular date (as specified in the Plan), such Contributions shall actually be added to a Participant's Account and shall be credited with investment experience only from the date such Contributions are received and credited to the Participant's Account by the Trustee. Each Account of a Participant or Beneficiary shall be maintained until the value thereof has been distributed to or on behalf of such Participant or Beneficiary.

         5.2 Allocation and Crediting of Before-Tax, Basic Matching, Rollover and Transfer Contributions.

                  As of each Valuation Date coinciding with or occurring as soon as practicable after the date on which Before-Tax, Basic Matching, Rollover and Transfer Contributions are received on behalf of an Active Participant, such Contributions shall be allocated and credited directly to the appropriate Before-Tax Account, Basic Matching Account, Rollover Account and Transfer Accounts, respectively, of such Active Participant.

         5.3 Allocation and Crediting of Supplemental Annual Matching Contributions.

                  As of the last day of each Plan Year for which Participating Companies make (or are deemed to have made) Supplemental Annual Matching Contributions, each Participant who satisfies the eligibility requirements of
Section 3.2(b)(2) for such Plan Year shall have allocated and credited to his Matching Account a portion of such Supplemental Annual Matching Contributions.

         5.4      Allocation and Crediting of Qualified Nonelective
Contributions.

                  (a) General Provision. As of the last day of each Plan Year for which the Participating Companies make (or are deemed to have made) Qualified Nonelective Contributions, each Eligible Nonhighly Compensated Participant who is eligible to receive an allocation of Qualified Nonelective Contributions for such Plan Year (pursuant to the terms of subsection (b), (c), (d) or (e) hereof, whichever is applicable) shall have allocated and credited to his Qualified Nonelective Account a portion of the Qualified Nonelective Contributions made for such Plan Year by the Participating Companies. The Administrative Committee shall cause a portion of such Qualified Nonelective Contributions to be allocated to the Qualified Nonelective Account of each such Participant in accordance with the terms of subsection (b), (c), (d) or (e) hereof, whichever is applicable.

                  (b) Per Capita Qualified Nonelective Contributions. To the extent that the Administrative Committee designates all or any portion of the Qualified Nonelective Contributions for a Plan Year as "Per Capita Qualified Nonelective Contributions," such Contributions shall be allocated to the Qualified Nonelective Accounts of all Eligible Nonhighly Compensated Participants who were in the active employ of an Affiliate on the last day of the Plan Year, on a per capita basis (that is, the same dollar amount shall be allocated to the Qualified Nonelective Account of each Eligible Nonhighly Compensated Participant).

                  (c) Proportional Qualified Nonelective Contributions. To the extent that the Administrative Committee designates all or any portion of the Qualified Nonelective Contributions for a Plan Year as "Proportional Qualified Nonelective Contributions," such Contributions shall be allocated to the Qualified Nonelective Account of each Eligible Nonhighly Compensated Participant who was in the active employ of an Affiliate on the last day of the Plan Year, in the same proportion that (i) the Compensation of such Eligible Nonhighly Compensated Participant for such Plan Year bears to (ii) the total Compensation of all such Eligible Nonhighly Compensated Participants for such Plan Year.

                  (d) Section 415 Qualified Nonelective Contributions. To the extent that the Administrative Committee designates all or any portion of the Qualified Nonelective Contributions for a Plan Year as "Section 415 Qualified Nonelective Contributions," such Contributions shall be allocated to the Qualified Nonelective Account of some or all Eligible Nonhighly Compensated Participants, (A) beginning with such Eligible Nonhighly Compensated Participant(s) who have the lowest Compensation [within the meaning of "Testing Compensation" as described in Section 1.20(f)] until such Eligible Nonhighly Compensated Participant(s) reach their annual addition limits (as described in Section 6.7) or the amount of the Qualified Nonelective Contributions is fully allocated, and then (B) continuing with successive individuals or groups of such Eligible Nonhighly Compensated Participants in the same manner until the amount of the Section 415 Qualified Nonelective Contributions is fully allocated.

                  (e) Qualified Nonelective Matching Contributions. To the extent that the Administrative Committee designates all or any portion of the Qualified Nonelective Contributions for a Plan Year as "Qualified Nonelective Matching Contributions," such contributions shall be allocated to the Qualified Nonelective Account of each Eligible Nonhighly Compensated Participant who was in the active employ of an Affiliate on the last day of the Plan Year, in the same proportion that (i) such Eligible Nonhighly Compensated Participant's Plan Year Before-Tax Contributions that do not exceed the maximum amount of Before-Tax Contributions taken into account in determining Matching Contributions for such Plan Year bears to (ii) the total of all such Eligible Nonhighly Compensated Participants' Plan Year Before-Tax Contributions (calculated by taking into account for such Eligible Nonhighly Compensated Participant only the maximum amount of Before-Tax Contributions taken into account in determining Matching Contributions for such Plan Year).

         5.5      Crediting of Restoration Contributions.

                  As of the Valuation Date coinciding with or immediately following the date on which the Plan restores the forfeitable portion of a Participant's Account pursuant to Section 3.7, such amount shall be credited to the appropriate Matching and Transfer Accounts of the

Participant, in the amounts forfeited from such Accounts upon the earlier distribution to such Participant.

         5.6      Adjustments to Accounts.

                  As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund which shall be the sum of the fair market values of the Investment Funds, as determined by the institutions maintaining the Investment Funds. Each Participant's or Beneficiary's Account shall be allocated and credited with a portion of such earnings or debited with a portion of such losses in each Investment Fund, in the proportion that the amount credited to such Account is invested in each Investment Fund. Each Account shall also be appropriately adjusted to reflect any contributions, distributions, withdrawals or transfers between Investment Funds and other disbursements from such Account.

         5.7      Allocation of Adjustments Upon Change in Capitalization.

                  If the outstanding shares of Company Stock held in the Plan increase or decrease by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Company Stock, such increase or decrease shall be allocated to each Account as of the date on which the event requiring such adjustments occurs, in the same manner as the share to which it is attributable is then allocated.

         5.8      Allocation of Forfeitures.

                  To the extent Forfeitures for a Plan Year are not used to pay plan expenses as provided in Section 15.12, Restoration Contributions pursuant to Section 3.7 or to replace abandoned Accounts as provided in Section 9.9, the Administrative Committee, in its sole discretion, may use such Forfeitures to pay the reasonable administrative expenses of the Plan or may deem such Forfeitures to Matching, Supplemental or ESOP Contributions (that shall first be used to reduce the Participating Companies' obligation, if any, to make such Contributions pursuant to the terms of the Plan and then shall be added to, and combined with, any such other Contributions made for such Plan year by the Participating Companies).

         5.9      Notice to Participants of Account Balances.

                  At least once for each Plan Year, the Administrative Committee shall cause a written statement of a Participant's or Beneficiary's Account balance to be distributed to the Participant or Beneficiary.

         5.10     Good Faith Valuation Binding.

                  In determining the value of the Trust Fund and the Accounts, the Trustee and the Administrative Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and Beneficiaries.

         5.11     Errors and Omissions in Accounts.

                  If an error or omission is discovered in the Account of a Participant or Beneficiary, the Administrative Committee shall cause appropriate, equitable adjustments to be made to such Account as of the Valuation Date coinciding with or immediately following the discovery of such error or omission.

                                   ARTICLE VI
                    CONTRIBUTION AND SECTION 415 LIMITATIONS
                      AND NONDISCRIMINATION REQUIREMENTS

         6.1      Deducibility Limitations.

                  In no event shall the total Contribution amount for any taxable year of a Participating Company exceed that amount which is properly deductible for federal income tax purposes under the then appropriate provisions of the Code. For purposes of this Section, a Contribution may be deemed made by a Participating Company for a taxable year if it is paid to the Trustee on or before the date of filing the Participating Company's federal income tax return (including extensions thereof) for that year or on or before such other date as shall be within the time allowed to permit proper deduction by the Participating Company of the amount so contributed for federal income tax purposes for the year in which the obligation to make such Contribution was incurred.

         6.2      Maximum Limitation on Elective Deferrals.

                  (a) Maximum Elective Deferrals Under Participating Company Plans. The aggregate amount of a Participant's Elective Deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with the Participating Companies shall not exceed the Maximum Deferral Amount.

                  (b) Return of Excess Before-Tax Contributions. If the aggregate amount of a Participant's Before-Tax Contributions made for any calendar year by itself exceeds the Maximum Deferral Amount, the Participant shall be deemed to have notified the Administrative Committee of such excess, and the Administrative Committee shall cause the Trustee to distribute to such Participant, on or before April 15 of the next succeeding calendar year, the total of (i) the amount by which such Before-Tax Contributions exceed the Maximum Deferral Amount, plus (ii) any earnings allocable thereto (including, in the Administrative Committee's discretion, any gap income). In addition, Matching Contributions made on behalf of the Participant which are attributable to the distributed Before-Tax Contributions shall be forfeited.

                  (c) Return of Excess Elective Deferrals Provided by Other Participating Company Arrangements. If after the reduction described in subsection (b) hereof, a Participant's aggregate Elective Deferrals under plans, contracts and arrangements with the Controlling Company and all Affiliates still exceed the Maximum Deferral Amount, then, the Participant shall be deemed to have notified the Administrative Committee of such excess, and, unless the Administrative Committee directs otherwise, such excess shall be reduced by distributing to the Participant Elective Deferrals that were made for the calendar year under such plans, contracts and/or arrangements with the Controlling Company and all Affiliates other than the Plan. However, if the Administrative Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including forfeiture of Matching Contributions) shall be made in a manner similar to that described in subsection (b) hereof.

                  (d) Discretionary Return of Elective Deferrals. If after the reductions described in subsections (b) and (c) hereof, (i) a Participant's aggregate Elective Deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with Participating Companies and any other employers still exceed the Maximum Deferral Amount, and (ii) such Participant submits to the Administrative Committee, on or before the March 1 following the end of such calendar year, a written request that the Administrative Committee distribute to such Participant all or a portion of his remaining Before-Tax Contributions made for such calendar year, and any earnings attributable thereto (including in the Administrative Committee's discretion, any gap income), then the Administrative Committee may, but shall not be required to, cause the Trustee to distribute such amount to such Participant on or before the April 15 following the end of the year in which the Maximum Deferral Amount was exceeded. However, if the Administrative Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including forfeiture of Matching Contributions) shall be made in a manner similar to that described in subsection (b) hereof.

                  (e) Return of Excess Annual Additions. Any Before-Tax Contributions returned to a Participant to correct excess Annual Additions shall be disregarded for purposes of determining whether the Maximum Deferral Amount has been exceeded.

         6.3       Nondiscrimination Requirements for Before-Tax Contributions.

                  (a) ADP Test. The allocation of the aggregate of all (i) Before-Tax Contributions, (ii) to the extent designated by the Administrative Committee pursuant to subsection (c) hereof, Qualified Nonelective Contributions, and (iii) to the extent taken into account under subsection (b) hereof, before-tax and/or qualified nonelective contributions made under another plan, shall satisfy at least one of the following ADP Tests (which have been applied consistently since the Plan's inception) for each Plan Year:

                           (1) The ADP of the Active Participants who are Highly Compensated Employees during the Plan Year shall not exceed the product of (A) the ADP for such Plan Year of the Active Participants who are not Highly Compensated Employees during the Plan Year, multiplied by (B) 1.25; or

                           (2) The ADP of the Active Participants who are Highly Compensated Employees during the Plan Year shall not exceed the ADP for such Plan Year of the Active Participants who are not Highly Compensated Employees during the Plan Year by more than 2 percentage points, nor shall it exceed the product of (A) the ADP for such Year of the Active Participants who are not Highly Compensated Employees during the Plan Year, multiplied by (B) 2.

                  (b) Multiple Plans. If before-tax and/or qualified nonelective contributions are made to one or more other plans [other than employee stock ownership plans as described in Code Section 4975 (e)(7)] which, along with the Plan, are considered as a single plan for purposes of Code
Section 401(a)(4) or Section 410(b), such plans shall be treated as one plan for purposes of this Section, and the before-tax and applicable qualified nonelective contributions made to those other plans shall be combined with the Before-Tax and applicable Qualified Nonelective Contributions for purposes of performing the tests described in subsection (a) hereof. In addition, the Administrative Committee may elect to treat the Plan as a single plan along with the one or more other plans [other than employee stock ownership plans as described in Code Section 4975 (e)(7)] to which before-tax and/or qualified nonelective contributions are made for purposes of this Section; provided, the Plan and all of such other plans also must be treated as a single plan for purposes of satisfying the requirements of Code Sections 401(a)(4) and 410(b) [other than the requirements of Code Section 410(b)(2)(A)(ii)]. However, plans may be aggregated for purposes of this subsection only if they have the same plan year.

                  (c) Adjustments to Actual Deferral Percentages. In the event that the allocation of the Before-Tax Contributions and Qualified Nonelective Contributions for a Plan Year does not satisfy one of the ADP Tests of subsection (a) hereof, the Administrative Committee shall cause the Before-Tax and Qualified Nonelective Contributions for such Plan Year to be adjusted in accordance with one or a combination of the following options:

                           (1) The Administrative Committee may cause the Participating Companies to make, with respect to such Plan Year, Qualified Nonelective Contributions on behalf of, and allocable to, the Participants described in Section 5.4 with respect to such Plan Year, in the minimum amount necessary to satisfy one of the ADP Tests. Such Qualified Nonelective Contributions shall be allocated among such Participants pursuant to one of the methods described in Section 5.4.

                           (2) By the last day of the Plan Year following the Plan Year in which the annual allocation failed both of the ADP Tests, the Administrative Committee may direct the Trustee to reduce the Before-Tax Contributions taken into account with respect to Highly Compensated Employees under such failed ADP Tests by the dollar amount necessary to satisfy one of the ADP Tests. Any amount by which Before-Tax Contributions are so reduced, plus any earnings attributable thereto (including in the Administrative Committee's discretion any gap income or loss), shall be distributed to the Highly Compensated Employees from whose Before-Tax Accounts such reductions shall have been made. Such reductions in Before-Tax Contributions shall be made in accordance with, and solely to the Accounts of those Highly Compensated Employees who are affected by, the following procedure:

                                    (A)      First, the Before-Tax
                  Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Before-Tax Contributions for such Plan Year shall be reduced by the lesser of (i) the entire amount necessary to satisfy one of the ADP Tests, or (ii) that part of the entire amount necessary to satisfy one of the ADP Tests as shall cause the amount of Before-Tax Contributions of each such Highly Compensated Employee to equal the amount of Before-Tax Contributions of each of the Highly Compensated Employees with the next highest dollar amount of Before-Tax Contributions for such Plan Year. In addition, to the extent that a Highly Compensated Employee's Before-Tax Contributions are reduced pursuant to this Section, any Matching Contributions made on behalf of a Highly Compensated Employee which are attributable to the distributed Before-Tax Contributions shall be forfeited.

                                    (B)      Substantially identical steps
                  shall be followed for making further reductions in the Before-Tax Contributions of each of the Highly

                  Compensated Employees with the next highest dollar amount of Before-Tax Contributions for such Plan Year until one of the ADP Tests has been satisfied.

         6.4      Nondiscrimination Requirements for Matching Contributions.

                  (a) ACP Test. The allocation of the aggregate of all (i) after-tax, (ii) Matching Contributions, (iii) to the extent designated by the Administrative Committee pursuant to subsection (c) hereof, Qualified Nonelective Contributions, and (iv) to the extent designated by the Administrative Committee pursuant to subsection (b) hereof, other before-tax and/or qualified nonelective contributions made under another plan shall satisfy at least one of the following ACP Tests (which have been applied consistently since the Plan's inception) for such Plan Year:

                           (1) The ACP of the Active Participants who are Highly Compensated Employees during the Plan Year shall not exceed the product of (A) the ACP for such Plan Year of the Active Participants who are not Highly Compensated Employees during the Plan Year, multiplied by (B) 1.25; or

                           (2) The ACP of the Active Participants who are Highly Compensated Employees during the Plan Year shall not exceed the ACP for such Plan Year of the Active Participants who are not Highly Compensated Employees during the Plan Year by more than 2 percentage points, nor shall it exceed the product of (A) the ACP for such Plan Year of the Active Participants who are not Highly Compensated Employees during the Plan Year, multiplied by (B) 2.

                  (b) Multiple Plans. If matching, after-tax, before-tax and/or qualified nonelective contributions are made to one or more other plans [other than employee stock ownership plans as described in Code Section 4975
(e)(7)] which, along with the Plan, are considered as a single plan for purposes of Code Section 401(a)(4) or Section 410(b), such plans shall be treated as one plan for purposes of this Section, and the matching, after-tax, applicable before-tax and qualified nonelective contributions made to those other plans shall be combined with the Matching, applicable Before-Tax and Qualified Nonelective Contributions for purposes of performing the tests described in subsection (a) hereof. In addition, the Administrative Committee may elect to treat the Plan as a single plan along with one or more other plans [other than employee stock ownership plans as described in Code Section 4975
(e)(7)] to which matching, after-tax, applicable before-tax and/or qualified nonelective contributions are made for purposes of this Section; provided, the Plan and all of such other plans also must be treated as a single plan for purposes of satisfying the requirements of Code Sections 401(a)(4) and 410(b) [other than the requirements of Code Section 410(b)(2)(A)(ii)]. However, plans may be aggregated for purposes of this subsection only if they have the same plan year.

                  (c) Adjustments to Actual Contribution Percentages. In the event that the allocation of the Before-Tax, Matching and Qualified Nonelective Contributions and other after tax, before-tax and qualified nonelective contributions for a Plan Year does not satisfy one of the ACP Tests of subsection (a) hereof, the Administrative Committee shall cause such Matching Contributions for the Plan Year to be adjusted in accordance with one or a combination of the following options:

                           (1) The Administrative Committee may cause the Participating Companies to make, with respect to such Plan Year, Qualified Nonelective Contributions on behalf of, and specifically allocable to, the Participants described in Section 5.4 with respect to such Plan Year, in the minimum amount necessary to satisfy one of the ACP Tests; such Qualified Nonelective Contributions shall be allocated among the Participants pursuant to the methods described in
         Section 5.4. Alternatively or in addition, the Administrative Committee may add a portion of the Before-Tax Contributions that are made for the Plan Year by the Participants who are not Highly Compensated Employees and that are not needed for the Plan to satisfy the ADP Tests for the Plan Year to the Matching Contributions for such Participants to increase the ACP for such Participants.

                           (2) By the last day of the Plan Year following the Plan Year in which the annual allocation failed both of the ACP Tests, the Administrative Committee may direct the Trustee to reduce the Matching Contributions taken into account with respect to Highly Compensated Employees under such failed ACP Tests by the dollar amount necessary to satisfy one of the ACP Tests. The amount by which Matching Contributions are to be reduced, plus any earnings attributable thereto, shall be forfeited; provided, if the Matching Contributions to be reduced are vested and therefore may not be forfeited, those Matching Contributions (plus any earnings attributable thereto) shall be distributed to the Highly Compensated Employees from whose Matching Accounts such reductions have been made. Such reductions in Contributions shall be made in accordance with, and solely to the Accounts of those Highly Compensated Employees who are affected by, the following procedure:

                                    (A)      First, the Matching Contributions
                  of the Highly Compensated Employee(s) with the highest dollar amount of Matching Contributions for such Plan Year shall be reduced by the lesser of (i) the entire amount necessary to satisfy one of the ACP Tests, or (ii) that part of the entire amount necessary to satisfy one of the ACP Tests as shall cause the dollar amount of Matching Contributions of each such Highly Compensated Employee to equal the amount of Matching Contributions of each of the Highly Compensated Employees with the next highest dollar amount of Matching Contributions for such Plan Year.

                                    (B)      Substantially identical steps
                  shall be followed for making further reductions in the Matching Contributions of each of the Highly Compensated Employees with the next highest dollar amount of Matching Contributions for such Plan Year until one of the ACP Tests has been satisfied.

         6.5       Multiple Use of Tests.

                  (a) Aggregate Limitation. For Plan Years beginning prior to January 1, 2002, the sum of the ADP and the ACP for the Plan Year being tested for the entire group of eligible Highly Compensated Employees who are Active Participants, following and taking into account the application of Sections 6.3(c) and 6.4(c) for such Plan Year, may not exceed the greater of
(1) or (2) below (or such other applicable limits as may be established under the Code, regulations or otherwise):

                           (1)      the sum of:

                                    (A)      125 percent of the greater of (i)
                  the ADP for such Plan Year of the group of non-Highly Compensated Employees eligible under the Plan beginning with or within the plan year of the Code Section 401(k) arrangement, or (ii) ACP for such Plan Year for the group of non-Highly Compensated Employees who are eligible under the Plan beginning with or within the plan year of the Code
                  Section 401(k) arrangement; plus

                                    (B)      the lesser of 2 plus or 2 times
                  the lesser of the amount determined in subsection
                  (a)(l)(A)(i) or (a)(l)(A)(ii) hereof; or

                           (2)      the sum of:

                                    (A)      125 percent of the lesser of (i)
                  the ADP for such Plan Year of the group of non-Highly Compensated Employees eligible under the Plan beginning with or within the plan year of the Code Section 401(k) arrangement, or (ii)the ACP for such Plan Year of the group of non-Highly Compensated Employees who are eligible under the Plan beginning with or within the plan year of the Code
                  Section 401(k) arrangement; plus

                                    (B)      the lesser of 2 plus or 2 times
                  the greater of the amount determined in subsection
                  (a)(2)(A)(i) or (a)(2)(A)(ii) hereof.

                  (b) Multiple Plans. If at least one Highly Compensated Employee participates in another qualified retirement plan maintained by the Participating Company which (i) permits before-tax contributions and/or after-tax contributions or matching contributions, and (ii) is not aggregated with the Plan for purposes of nondiscrimination testing, then the multiple use aggregate limitations described in subsection (a) shall apply separately with respect to each such other plan.

                  (c) Correction. If the maximum limitation of the combination of the Highly Compensated Employees' ADPs and ACPs, as described in subsection (a) hereof, is exceeded, this excess shall be reduced or otherwise corrected by any method permissible under Section 6.3 for satisfying the ADP Test or through any method permitted under Section 6.4 to satisfy the ACP Test, or any combination thereof.

                  (d) Application. This Section shall be applied and interpreted in a manner consistent with regulations promulgated under Code
Section 401(m).

         6.6      Order of Application.

                  For any Plan Year in which adjustments shall be necessary or otherwise made pursuant to the terms of Sections 6.3, 6.4 and/or 6.5, such adjustments shall be applied in the order prescribed by the Secretary of Treasury in Treasury Regulations or other published authority.

         6.7      Code Section 415 Limitations on Maximum Contributions.

                  (a) General Limit on Annual Additions. In no event shall the Annual Addition to a Participant's Account for any Limitation Year, under the Plan and any other Defined Contribution Plan maintained by an Affiliate, exceed the lesser of:

                           (1) $35,000 (as adjusted by the Secretary of the Treasury under Code Section 415(d) to reflect cost-of-living increases); or (2) 25 percent of such Participant's Compensation.

                  (b) Combined Plan Limit. If an Employee is a participant in the Plan and any one or more other defined contribution plans maintained by any Affiliates and a corrective adjustment in such Employee's benefits is required to comply with this Section 6.7, such adjustment shall be made under the other plan(s). Effective for Limitation Years commencing prior to January 1, 2000, the Plan was subject to the combined defined benefit and defined contribution plan limit under former Code Section 415 (e).

                  (c) Correction of Excess Annual Additions. If, as a result of either the allocation of Forfeitures to an Account, a reasonable error in estimating a Participant's Compensation or Elective Deferrals, or such other circumstances as permitted by the Internal Revenue Service, the Annual Addition made on behalf of a Participant exceeds the limitations set forth in this Section, the Administrative Committee shall direct the Trustee to take such of the following actions as it shall deem appropriate, specifying in each case the amount of Contributions involved:

                           (1) A Participant's Annual Addition first shall be reduced by reducing his Before-Tax Contributions in the amount of the excess, up to the total amount of Before-Tax Contributions made on behalf of such Participant on which the Participating Company has made no Matching Contribution, and the amount of the reduction (plus any earnings thereon) shall be returned to the Participant.

                           (2) If further reductions are necessary, a Participant's Annual Addition shall be reduced by reducing his Before-Tax Contributions (not previously reduced) in the amount of the remaining excess, up to the total amount of Before-Tax Contributions made on behalf of such Participant. The amount of the reduction (plus investment earnings thereon) shall be returned to such Participant and the Matching Contributions (and investment earnings thereon) attributable to the returned Before-Tax Contributions shall be forfeited, placed in a suspense account and reallocated in a manner similar to that described in subsection (c)(3) hereof.

                           (3) If further reduction is necessary, the Qualified Nonelective Contributions allocated to the Participant's Account shall be reduced in the amount of the remaining excess, shall be held in a suspense account and shall be applied to reduce permissible Contributions in each successive Plan Year until such amount is fully allocated; provided, so long as any suspense account is maintained pursuant to this Section: (A) no Contributions shall be made to the Plan which would be precluded by this Section; (B) investment gains and losses of the Trust Fund shall be allocated to such suspense account; and (C) amounts in the suspense account shall be allocated in the same manner as Contributions as of the earliest Valuation Date possible, until such suspense account is exhausted.

                  (d) Annual Addition. For purposes of this Section, the term "Annual Addition" for any Participant means the sum for any Limitation Year of:

                           (1) contributions made by an Affiliate on behalf of the Participant under all Defined Contribution Plans;

                           (2) contributions made by the Participant under all Defined Contribution Plans of an Affiliate [excluding rollover contributions as defined in Code Sections 402(c)(4), 403(a)(4), 403(b)(8) and 408(d)(3) and contributions of previously distributed benefits which result in such a Plan's restoration of previously forfeited benefits pursuant to Treasury Regulation Section 1.41 l(a)-7(d)];

                           (3) forfeitures allocated to the Participant under all Defined Contribution Plans of an Affiliate;

                           (4) amounts allocated for the benefit of the Participant after March 31, 1984, to an individual medical account established under a pension or annuity plan maintained by an Affiliate, as described in Code Section 415(1); and

                           (5) if the Participant was a Key Employee at any time during the Plan Year during which or coincident with which the Limitation Year ends or during any preceding Plan Year, any amount paid or accrued after December 31, 1985 by an Affiliate to a special account under a welfare benefit fund [as defined in Code Section 419(e)] to provide post-retirement medical or life insurance benefits to the Participant, as described in Code Section 419A(d)(2).

Contributions do not fail to be Annual Additions merely because they are (i) Before-Tax Contributions that exceed the Maximum Deferral Amount, (ii) Before-Tax Contributions that cause the Plan to fail the ADP Tests, or (iii) Matching Contributions that cause the Plan to fail the ACP Tests, or merely because the Contributions described in clauses (ii) and (iii) immediately above are corrected through distribution or recharacterization; Contributions described in clause (i) immediately above that are distributed in accordance with the terms of Section 6.2 shall not be Annual Additions.

                  (e) Compliance with Code Section 415. The limitations in this Section are intended to comply with the provisions of Code Section 415 so that the maximum benefits permitted under plans of the Affiliates shall be exactly equal to the maximum amounts allowed under Code Section 415 and the regulations promulgated thereunder. The provisions of this Section generally are effective as of the Effective Date, but to the extent the Code requires an earlier or later effective date with respect to any portion(s) of this Section, such other effective date shall apply. If there is any discrepancy between the provisions of this Section and the provisions of Code Section 415 and the regulations promulgated thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of the Code.

         6.8      Construction of Limitations and Requirements.

                  The descriptions of the limitations and requirements set forth in this Article are intended to serve as statements of the legal requirements necessary for the Plan to remain qualified under the applicable terms of the Code. The Participating Companies do not desire or intend, and the terms of this Article shall not be construed, to impose any more restrictions on the operation of the Plan than required by law. Therefore, the terms of this Article and any related terms and definitions in the Plan shall be interpreted and operated in a manner which imposes the least restrictions on the Plan. For example, if use of a more liberal definition of "Compensation" or a more liberal multiple use test is permissible at any time under the law, then the more liberal provisions may be applied as if such provisions were included in the Plan.

                                  ARTICLE VII
                                  INVESTMENTS

         7.1      Establishment of Trust Account.

                  All Contributions are to be paid over to the Trustee, to be held in the Trust Fund and invested in accordance with the terms of the Plan and the Trust.

         7.2      Investment Funds.

                  (a) Establishment of Investment Funds. In accordance with instructions from the Investment Committee and the terms of the Plan and the Trust, the Trustee shall establish and maintain, for the investment of assets of the Trust Fund, Investment Funds for the investment of Contributions and Accounts. Such Investment Funds shall include a "Company Stock Fund" in which all Contributions may be invested. Other Investment Funds shall be established and modified from time to time without necessity of amendment to the Plan and shall have the investment objectives prescribed by the Investment Committee. Investment Funds also may be established and maintained for any limited purpose(s) the Investment Committee may direct (for example, for the investment of certain specified Accounts transferred from a Prior Plan). Similarly, at the authorized direction of the Investment Committee, the Trustee may eliminate one or more of the then existing Investment Funds. The Trustee may invest Contributions it receives in interest-bearing accounts until such time as a Participant's investment directions can be effected.

                  (b) Reinvestment of Cash Earnings. Any investment earnings received in the form of cash with respect to any Investment Fund (in excess of the amounts necessary to make cash distributions or to pay Plan or Trust expenses) shall be reinvested in such Investment Fund.

         7.3      Participant Direction of Investments.

                  Each Participant or Beneficiary generally may direct the manner in which his Accounts and Contributions shall be invested in and among the Investment Funds described in Section 7.2. Participant investment directions shall be made in accordance with the following terms:

                  (a) Investment of Contributions. Except as otherwise provided in this Section, each Participant may elect, on a form provided by the Administrative Committee, through an interactive telephone or internet-based system, or in such other manner as the Administrative Committee may prescribe, the percentage of his future Contributions (other than Matching Contributions) that will be invested in each Investment Fund. An initial election of a Participant shall be made as of the Entry Date on which the Participant commences or recommences participation in the Plan and shall apply to all such specified Contributions credited to such Participant's Account after such Entry Date. Such Participant may make subsequent elections as of any Valuation Date, and such elections shall apply to all such Contributions credited to such Participant's Accounts following such date; for purposes hereof, Contributions and/or Forfeitures that are credited to a Participant's or Beneficiary's Account shall be subject to the investment election in effect on the date on which such amounts are actually received and credited, regardless of any prior date "as of which such Contributions may have been allocated to his Account. Any election made pursuant to this subsection with respect to future Contributions shall remain effective until changed by the Participant. In the event a Participant never makes an investment election or makes an incomplete or insufficient election in some manner, the Trustee, based on authorized directions from the Administrative Committee, shall direct the investment of the Participant's future Contributions. Notwithstanding anything in this subsection (a) to the contrary, all Matching Contributions (both Basic and Supplemental Annual) shall be initially invested in the Company Stock Fund; provided, the Participant or Beneficiary may elect to direct the investment of his existing Matching Account among other Investment Funds in accordance with subsection (b) below

                  (b) Investment of Existing Account Balances. Except as otherwise provided in this Section, each Participant or Beneficiary may elect, on a form provided by the Administrative Committee, through an interactive telephone or internet-based system, or in such other manner as the Administrative Committee may prescribe, the percentage of his existing Accounts that will be invested in each Investment Fund; provided, as part of making an election, the Participant or Beneficiary may elect different Investment Funds or combinations of Investment Funds for each such type of Account. Such Participant or Beneficiary may make such elections effective as of any Valuation Date following his Entry Date into the Plan (or the crediting of his Rollover Contribution). Each such election shall remain in effect until changed by such Participant or Beneficiary. In the event a Participant or Beneficiary fails to make an election for his existing Account balance pursuant to the terms of this subsection which is separate from his election made for his Contributions pursuant to the terms of this subsection (a) hereof, or if a Participant's or Beneficiary's investment election form is incomplete or insufficient in some manner, the Participant's or Beneficiary's existing Account balance will continue to be invested in the same manner provided under the terms of the most recent election affecting that portion of his Account. Notwithstanding anything in this subsection (b) to the contrary, a Participant's or Beneficiary's Matching Account shall remain invested in the Company Stock Fund until the Participant or Beneficiary elects to change such investment; and, thereafter, that portion of the Matching Account which has been invested in other Investment Funds shall be reinvested according to the Participant's or Beneficiary's subsequent investment elections along with all other Accounts.

                  (c) Conditions Applicable to Elections. The Administrative Committee shall have complete discretion to adopt and revise procedures to be followed in making such investment elections. Such procedures may include, but are not limited to, the process of the election, the permitted frequency of making elections, the deadline for making elections and the effective date of such elections; provided, elections must be permitted at least once every 3 months. Any procedures adopted by the Administrative Committee that are inconsistent with the deadlines or procedures specified in this Section shall supersede such provisions of this Section without the necessity of a Plan amendment.

                  (d) Restrictions on Investments. To the extent any investment or reinvestment restrictions apply with respect to any Investment Funds (for example, restrictions on changes of investments between competing funds) or as a result of unanticipated depletion of cash liquidity within an Investment Fund, a Participant's or Beneficiary's ability to direct investments hereunder may be limited.

         7.4      Valuation.

                  As of each Valuation Date, the Trustee shall determine the fair market value of each of the Investment Funds after first deducting any expenses which have not been paid by the Participating Companies. All costs and expenses incurred in connection with Plan investments and, unless paid by the Participating Companies, all costs and expenses incurred in connection with the general administration of the Plan and the Trust shall be allocated between the Investment Funds in the proportion in which the amount invested in each Investment Fund bears to the amount invested in all Investment Funds as of the appropriate Valuation Date; provided, all costs and expenses directly identifiable to one Investment Fund shall be allocated to that Investment Fund.

         7.5      Voting and Tender Offer Rights with Respect to Investment
Funds.

                  Except as provided in Section 7.10, only if, to the extent and in the manner, permitted by the Trust and/or any documents establishing or controlling any of the Investment Funds, shall Participants and Beneficiaries be given the opportunity to vote and tender their interests in each such Investment Funds. Otherwise, such interests shall be voted and/or tendered by the Investment Manager or other fiduciary that controls such Investment Fund, as may be provided in the controlling documents.

         7.6      Purchase of Life Insurance.

                  Life insurance contracts shall not be purchased.

         7.7      Fiduciary Responsibilities for Investment Directions.

                  All fiduciary responsibility with respect to the selection of Investment Funds for the investment of a Participant's or Beneficiary's Accounts shall be allocated to the Participant or Beneficiary who directs the investment. Neither the Administrative Committee, the Investment Committee, the Trustee, nor any Participating Company shall be accountable for any loss sustained by reason of any action taken, or investment made, pursuant to an investment direction.

         7.8 Appointment of Investment Manager; Authorization to Invest in Collective Trust.

                  (a) Investment Manager. The Investment Committee may appoint any one or more individuals or entities to serve as the investment manager or managers of the entire Trust or of all or any designated portion of a particular Investment Fund or Investment Funds. The investment manager shall certify that it is qualified to act as an "investment manager" within the meaning of Section 3(38) of ERISA and shall acknowledge in writing its fiduciary status with respect to the assets placed under its control. The appointment of the investment manager shall be effective upon the Trustee's receipt of a copy of an appropriate Investment Committee resolution (or such later effective date as may be contained therein), and the appointment shall continue in effect until receipt by the Trustee of a copy of an Investment Committee resolution removing or accepting the resignation of the investment manager (or such later effective date as may be specified therein). If an investment manager is appointed, the investment manager shall have the power to manage, acquire and dispose of any and all assets of the Trust Fund, as the case may be, which have been placed under its control, except to the extent that such power is reserved to the Trustee by the Controlling Company. If an investment manager is appointed, the Trustee shall be relieved of any and all liability for the acts or omissions of the investment manager, and the Trustee shall not be under any obligation to invest or otherwise manage any assets which are subject to the management of the investment manager.

                  (b) Collective Trust. The Investment Committee may designate that all or any portion of the Trust Fund shall be invested in a collective trust fund, in accordance with the provisions of Revenue Ruling 81-100 or any successor ruling, which collective trust fund shall have been specifically identified in the Trust and adopted thereby as a part of the Plan, effective upon the Trustee's receipt of a copy of an appropriate Investment Committee resolution (or such later effective date as may be contained therein), and the investment in said collective trust shall continue in effect until receipt by the Trustee of a copy of an Investment Committee resolution terminating said investment (or such later effective date as may be contained therein). Such designation or direction shall be in addition to the powers to invest in commingled funds maintained by the Trustee provided for in the Trust.

         7.9      Value of Company Stock.

                  For all purposes under the Plan for which the value of Company Stock must be determined, the value of Company Stock shall be its fair market value. If the Company Stock is listed on an established stock exchange, the fair market value per share of Company Stock on any particular date shall be the closing price of the stock on such exchange on the last business day of such exchange which immediately precedes the date of valuation. If, for any reason, the fair market value per share of Company Stock cannot be ascertained or is unavailable for a particular date, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the terms hereof. In the case of a transaction between the Plan and a person described in Code Section 4975
(e)(2), the value shall be determined as of the date of the transaction; for all other purposes, the value shall be determined as of the most recent Valuation Date.

         7.10     Voting and Tender Offer Rights With Respect to Company Stock.

                  (a) Voting Rights. Each Participant or Beneficiary shall have the right to direct the Trustee as to the exercise of all voting rights with respect to the whole shares of Company Stock in his Account. The Trustee shall vote fractional shares and shares with respect to which voting directions are not received in the same proportion as the whole shares of Company Stock are voted by the voting Participants or Beneficiaries.

                  (b) Tender Offer Rights. Each Participant or Beneficiary also shall have the responsibilities of a Named Fiduciary for purposes of directing, and shall have the right to direct, the Trustee as to whether, in accordance with the terms of any tender offer for shares of Company Stock, to tender the whole shares of Company Stock in his Account, and the Trustee shall follow such directions. To the extent possible, the Trustee shall combine fractional shares of Company Stock in the same proportion as the whole shares of such Company Stock are tendered by the tendering Participants or Beneficiaries. Unless otherwise required by ERISA, the Trustee shall not tender whole shares of Company Stock credited to a Participant's or

Beneficiary's Account for which it has received no directions from such Participant or Beneficiary.

                  (c) Confidentiality. The Administrative Committee shall establish procedures to protect the voting and tender offer rights of the Participants and Beneficiaries and to assure that the manner in which each Participant or Beneficiary exercises his voting or tender offer rights is confidential with respect to the Administrative Committee and the management of the Company.

                  (d) Dissemination of Pertinent Information. The Administrative Committee shall deliver, or cause to be delivered, to each Participant or Beneficiary, all notices, financial statements, proxies and proxy soliciting materials, relating to the voting of Company Stock in his Account. In addition, the Administrative Committee shall deliver, or cause to be delivered, to each Participant and Beneficiary all materials relating to any tender offer, including the materials distributed by any tender offer (that is, any bidder). The Administrative Committee shall notify each Participant or Beneficiary of each occasion for the exercise of voting or tender offer rights within a reasonable time before such rights are to be exercised, and such notification shall include all of the relevant information that the Controlling Company distributes to stockholders regarding the exercise of such rights.

                                  ARTICLE VIII
                              VESTING IN ACCOUNTS

         8.1      Vesting.

                  (a)      General Vesting Rule.

                           (1) Fully Vested Accounts. All Participants shall at all times be fully vested in their Before-Tax, Qualified Nonelective and Rollover Accounts. Transfer Accounts shall be subject to the vesting schedule in subsection (a)(2) hereof unless a different vesting schedule is specified on a Schedule to the Plan.

                           (2) Matching Account. Except as provided in Sections 8.1(b) and 8.2, the Matching Account of each Participant (i) who is not employed on July 1, 1999 by the Controlling Company, and
         (ii) who either (A) is first employed by the Controlling Company after July 1, 1999, or (B) is a former Employee who is rehired after July 1, 1999 at a time when he has a Matching Account balance remaining in the Plan which is less than 25 percent vested, shall vest in accordance with the following vesting schedule, based on the total of the Participant's Years of Vesting Service:

          Years of Vesting Service                            Vested Percentage of Participant's
          Completed by Participant                                      Matching Account
          ------------------------                            ----------------------------------
          Less than 3 Years                                                        0%
          3 Years or more                                                        100%

                  (b) Grandfathered Vesting. The Matching Account of each Participant who either (i) is employed by the Controlling Company on July 1, 1999, or (ii) is a former Employee of the Controlling Company who is rehired after July 1, 1999 at a time when he has a Matching Account balance remaining in the Plan which is at least 25 percent vested, shall vest in accordance with the following schedule, based on the total of the Participant's Years of Vesting Service:

          Years of Vesting Service                            Vested Percentage of Participant's
         Completed by Participant                                      Matching Account
         -------------------------                            ----------------------------------
         Less than 2 Years                                                          0%
         2 Years, but less than 3                                                  25%
         3 Years or more                                                          100%

         8.2 Vesting Upon Attainment of Normal Retirement Age, Death or Disability.

                  Notwithstanding Section 8.1, a Participant's Account shall become 100 percent vested and nonforfeitable upon the occurrence of any of the following events:

                  (a) The Participant's attainment of Normal Retirement Age while still employed as an Employee of any Affiliate;

                  (b) The Participant's death while still employed as an Employee of any Affiliate; or

                  (c) The Participant's becoming Disabled while still employed as an Employee of any Affiliate.

         8.3      Timing of Forfeitures and Vesting after Restoration
Contributions.

                  If a Participant who is not yet 100 percent vested in his Accounts separates from service with all Affiliates, the unvested portion of his Account shall be immediately forfeited and shall become available for allocation as a Forfeiture (in accordance with the terms of Section 5.6) as soon as practicable after such separation occurs. If a Participant has no vested interest in his Matching Account and/or Transfer Account at the time he separates from service, he shall be deemed to have received a cash-out distribution at the time he separates from service, and the forfeiture provisions of this Section shall apply. If such a Participant resumes employment with an Affiliate after he has incurred 5 or more consecutive Breaks in Service, such nonvested amount shall not be restored. If such a Participant resumes employment with an Affiliate before he has incurred 5 consecutive Breaks in Service, the nonvested amount shall be restored pursuant to the terms of Section 3.7 and shall be credited to his Matching Account and/or Transfer Account. The Participant's Matching Account and/or Transfer Account then shall be subject to all of the vesting rules in this Article VIII as if no Forfeitures had occurred.

         8.4      Vesting following Partial Distributions.

                  In the event that a Participant receives a distribution from an Account in which he is less than fully vested, the vested interest of the Participant in such Account prior to the date such Participant (i) separates from service with all Affiliates, (ii) incurs 5 consecutive Breaks in Service (such that the nonvested portions of such Account are forfeited), or (iii) becomes 100 percent vested pursuant to the terms of Sections 8.1 or 8.2 hereof (whichever is earliest), shall be determined pursuant to the following formula:

                         X=P (AB + [R x D]) - (R x D),

Where X is the vested interest at the relevant time (that is, the time at which the vested percentage in such Account cannot increase), P is the vested percentage at the relevant time; AB is the balance of his Matching Account or Transfer Account at the relevant time; D is the amount of the distribution; and R is the ratio of such Account's Balance at the relevant time to such Account's balance immediately after the distribution.

         8.5      Amendment to Vesting Schedule.

                  Notwithstanding anything herein to the contrary, in no event shall the terms of any amendment to the Plan reduce the vested percentage that any Participant has earned under the Plan. In the event that the Plan provides for Participants to vest in their Accounts at a rate which is faster than that provided under any amendment hereto (or in the event any other change is made that directly has an adverse effect on Participants' vested percentage), any Participant who has 3 or more Years of Vesting Service [calculated in a manner consistent with Treasury

Regulation Section 1.411(a)-8T (or any successor Section)] may elect to have his vested percentage calculated under the schedule in the Plan before any such change, and the Administrative Committee shall give each such Participant notice of his rights to make such an election. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment becomes effective; or
(iii) 60 days after the Participant is issued written notice of the amendment by a Participating Company or Administrative Committee.

                                   ARTICLE IX
                       PAYMENT OF BENEFITS FROM ACCOUNTS


         9.1      Benefits Payable for Reasons Other Than Death.

                  (a) General Rule. In accordance with the terms of subsection (b) hereof and subject to the restrictions set forth in subsections
(c) and (d) hereof, if a Participant becomes Disabled or separates from service with all Affiliates for any reason other than death he (or his Beneficiary, if he dies after such Disability or separation from service) shall be entitled to receive a distribution of (i) the vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed, plus (ii) the vested amount of any Contributions made on his behalf since such Valuation Date. For purposes of this Article, the "date on which such distribution is processed" refers to the date established for such purpose by administrative practice, even if actual payment and/or processing is made at a later date due to delays in the valuation, administrative or any other procedure.

                  (b)      Timing of Distribution.

                           (1)      Except as provided in subsections (b)(2),
         (b)(3), (b)(4), (d) and (e) hereof, benefits payable to a Participant under this Section shall be distributed as soon as administratively practicable following the last Business Day of the first full calendar month following the later of (i) the date on which the Participant affirmatively elects to receive such payment, or (ii) the date on which the Participant's separation from service or Disability has been processed by the Controlling Company's payroll system and communicated to the Plan's third-party recordkeeper (that is, the Administrative Committee's designee for processing distributions. The Administrative Committee shall establish terms and conditions governing elections made under this subsection (b)(l).

                           (2) Notwithstanding the foregoing, in the event that (A) the value of the Participant's Account exceeds $5,000 (or, for distributions made prior to December 1, 1999, exceeded $3,500 at the time of such distribution or any prior distribution) and (B) the distribution date described in subsection (b)(l) hereof occurs or is to occur prior to the Participant's attainment of Normal Retirement Age, benefits shall not be distributed to such Participant at the time set forth in subsection (b)(l) hereof without the Participant's election (including an on-line election) in such form as provided by the Administrative Committee. In order for such Participant's election to be valid, his election must be filed with the Administrative Committee within the 90-day period ending on such date, and the Administrative Committee (no later than 30 days and no earlier than 90 days before such distribution date) must have presented him with a notice informing him of his right to defer his distribution; provided, the Participant may elect to waive the minimum 30-day notice period and to receive his distribution before the end of such period. If the Participant does not consent in writing to the distribution of his benefit at such time, his benefit shall be distributed as soon as practicable after the date he files a written election with the Administrative Committee requesting such payment.

                           (3) Notwithstanding anything in the Plan to the contrary, unless a Participant elects to further defer the distribution of his benefit or fails to submit a claim for such distribution, in no event shall payment of the Participant's benefit be later than 60 days after the end of the Plan Year which includes the latest of (i) the date on which the Participant attained Normal Retirement Age, (ii)the date which is the 10th anniversary of the date he commenced participation in the Plan, or (iii) the date he actually separates from service with all Affiliates; provided, if the amount of the payment cannot be ascertained by the date as of which payments are scheduled to be made or commence hereunder, payment shall be made or commence no later than 60 days after the earliest date on which such payment can be ascertained under the Plan.

                            (4) Notwithstanding anything in the Plan to the contrary, commencing with the original effective date of the Plan, the Participant's Account shall be distributed (or commenced) no later than the April 1 following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant actually separates from service with all Affiliates [for Plan Years prior to January 1, 1996, the earlier of (i) and (ii)]; provided, if such Participant is a 5 percent owner (as defined in Code
         Section 416), benefit payments shall be made (or commence) no later than the April 1 following the calendar year in which the Participant attains age 70-1/2. Unless a Participant who is a 5 percent owner and whose minimum distributions begin while he is still employed elects to take a distribution of his entire Account balance, his benefits, payable under this Article IX commencing as of his required beginning date, shall be paid in the form of substantially equal monthly payments over a period equal to the life expectancy of the Participant. All distributions will be made in accordance with Code Section 401(a)(9) and the regulations thereunder, including Treasury Regulation Section 1.401(a)(9)-2 (relating to incidental benefit limitations; and the terms of the Plan reflecting the requirements of Code Section 401(a)(9) override the distribution options (if any) in the Plan which are inconsistent with those requirements. The life expectancy of a Participant will be recalculated annually.

                  (c) Restrictions on Distributions from Before-Tax and Qualified Nonelective Accounts. Notwithstanding anything in the Plan to the contrary, (i) amounts in a Participant's Before-Tax and Qualified Nonelective Accounts and (ii) amounts in a Participant's Transfer Accounts credited with before-tax contributions and company contributions used to satisfy the Code
Section 401(k) actual deferral percentage test and company contributions used to satisfy the Code Section 40 l(m) actual contribution percentage test shall not be distributable to such Participant earlier than the earliest of the following to occur:

                            (1) The Participant's death, Disability or separation from service with all Affiliates;

                            (2) The termination of the Plan without the establishment or maintenance of a successor defined contribution plan [other than an employee stock ownership plan as defined in Code Section 4975 (e)] at the time the Plan is terminated or within the period ending 12 months after the final distribution of all assets in all Before-Tax, Qualified Nonelective and Transfer Accounts described above in this subsection (c); provided, if fewer than 2 percent of the Employees who are or were eligible under the Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24-month period beginning 12 months before the time of termination, such other plan shall not be a successor plan;

                           (3)      The date of disposition by the
         Participating Company employing such Participant of substantially all of its assets [within the meaning of Code Section 409(d)(2)] that were used by such Participating Company in a trade or business; provided, such Participant continues employment with the corporation acquiring such assets; provided, the sale of 85 percent of the assets used in a trade or business will be deemed a sale of "substantially all" of the assets used in such trade or business;

                           (4)      The date of disposition by the
         Participating Company employing such Participant of its interest in a subsidiary [within the meaning of Code Section 409(d)(3)], provided that such Participant continues employment with such subsidiary;

                           (5) The attainment by such Participant of age 59-1/2; or

                           (6) The Participant's incurrence of a financial hardship as described in Section 10.1;

provided, for an event described in subsections (c)(2), (c)(3) or (c)(4) hereof to constitute events permitting a distribution from the Before-Tax and Qualified Nonelective Accounts (or the affected Transfer Accounts), such distribution must be made on account of such event in the form of a lump sum distribution, as defined in Code Section 402(e)(4)(D) (without regard to subclauses (I), (II), (III) and (IV) of clause (i) thereof); and provided, further, for the events described in subsections (c)(3) or (c)(4) hereof to constitute events permitting such a distribution, the Participating Company must maintain the Plan after the disposition.

                  (d) Delay Upon Reemployment or Termination of Disability. If a Participant becomes eligible to receive a benefit payment in accordance with the terms of subsection (a) and subsequently is reemployed by an Affiliate (or ceases to be Disabled, as applicable) prior to the time his Account has been distributed in full, the distribution to such Participant shall be delayed until such Participant again becomes eligible to receive a distribution from the Plan.

                  (e) Distribution Upon Sale of Business. In addition to making distributions based on a Participant's separation from service, distributions shall be made to a Participant, in accordance with the terms of
Section 401(k)(10) as a result of a sale by the Participating Company to another corporation of (i) substantially all of the assets [within the meaning of Code Section 409(d)(2)] that were used by the Participating Company in a separate trade or business, or (ii) the Participating Company's interest in a subsidiary [within the meaning of Code Section 409(d)(3)]. For a sale of "substantially all" of the assets used in a trade or business to have occurred, at least 85 percent of such assets must have been sold. For a sale to trigger a distribution as provided in this Section, such Participant must have continued employment with the purchaser of the assets or with the subsidiary, the distribution must have been made on account of such event in the form of a lump-sum distribution (as defined in Code Section 402(d)(4), without regard to subparagraphs (A)(i) through (iv), (B) and (F) thereof), and the Participating Company, and not the purchaser, must maintain the plan after the disposition. Distributions made pursuant to this Section shall be made as soon as practicable after the sale and after the Administrative Committee is able to determine that the disposition and distribution satisfy the requirements of this Section, subject to the valuation and consent rules set forth herein.

         9.2      Death Benefits.

                  If a Participant dies before payment of his benefits from the Plan is made or commences to be made, the Beneficiary or Beneficiaries designated by such Participant in his latest beneficiary designation form filed with the Administrative Committee in accordance with the terms of Section 9.6 shall be entitled to receive a distribution of the total of (i) the entire vested amount credited to such Participant's Account, determined as of the Valuation Date on which the distribution is processed, plus (ii) any Contributions made on such Participant's behalf since such Valuation Date. Benefits shall be distributed to such Beneficiary or Beneficiaries as soon as administratively feasible following the second month after the date of the Participant's death (or, if later, after timing restrictions and requirements under the Code are satisfied). As required by Code Section 401(a)(9), in no event shall any such distribution be made later than 5 years after the date of the Participant's death, except for distributions made to such Participant's Spouse. The Administrative Committee may direct the Trustee to distribute a Participant's Account to a Beneficiary without the written consent of such Beneficiary.

         9.3      Forms of Distribution.

                  (a) Method. The payment of any distribution to a Participant or Beneficiary from the Plan shall be in the form of a single-sum payment.

                  (b) Direct Rollover Distributions. If a Participant, Surviving Spouse or a spousal alternate payee under a qualified domestic relations order who is the recipient of any Eligible Rollover Distribution elects to have such Eligible Rollover Distribution paid directly to an Eligible Retirement Plan and specifies (in such form and at such time as the Administrative Committee may prescribe) the Eligible Retirement Plan to which such distribution is to be paid, such distribution shall be made in the form of a direct trustee-to-trustee transfer to the specified Eligible Retirement Plan; provided, such transfer shall be made only to the extent that the Eligible Rollover Distribution would be included in gross income if not so transferred [determined without regard to Code Sections 402(c) and 403(a)(4)].

                  (c) Assets Distributed. Any distribution made to a Participant or Beneficiary shall be made in the form of cash; provided, to the extent a Participant's or Beneficiary's Account is invested in Company Stock, the Participant or Beneficiary may elect to receive whole shares of Company Stock, with any fractional shares paid in cash.

         9.4      Cash-Out Payment of Benefits.

                  Notwithstanding anything to the contrary in this Article IX, in the event that the vested portion of the Account of any Participant who separates from the service of all Affiliates is less than or equal to $5,000 (or, for distributions made prior to December 1, 1999, was less than or equal to $3,500 at the time of such distribution or any prior distribution), the full vested amount of such benefit automatically shall be paid to such Participant in one single-sum, cash-out distribution as soon as practicable following the end of the second month following the month in which the Participant separates from service. In the event a Participant has no vested interest in his Matching and/or Transfer Account at the time of his separation from service, he shall be deemed to have received a cash-out distribution of such Matching and/or Transfer Account at the time of his separation from service, and the forfeiture provisions of Section 8.3 shall apply.

         9.5      Qualified Domestic Relations Orders.

                  In the event the Administrative Committee receives a domestic relations order which it determines to be a qualified domestic relations order, the Plan shall pay such benefit to the prescribed alternate payee(s) at such time and in such form as shall be described in the qualified domestic relations order and permitted under Section 15.1(b). If the qualified domestic relations order requires immediate payment, the specified benefit shall be paid to the alternate payee as soon as practicable following the end of the month within which the Administrative Committee determines that the order is qualified or, if later, after timing restrictions and requirements under the Code are satisfied. To the extent consistent with the qualified domestic relations order, the amount of the payment to an alternate payee shall include earnings, interest and other investment proceeds through (but not after) the Valuation Date as of which the Trustee processes the distribution. If a Participant's Account is partially paid or payable to an alternate payee, the Participant's remaining portion of his Account shall be reduced accordingly and shall be subject to the distribution provisions in this Article IX.

         9.6      Beneficiary Designation.

                  (a) General. In accordance with the terms of this Section, Participants shall designate and from time to time may redesignate their Beneficiary or Beneficiaries of the benefits described in this Article IX in such form and manner as the Administrative Committee may determine. A Participant shall be deemed to have named his Surviving Spouse, if any, as his sole Beneficiary unless his Spouse consents to the payment of all or a specified portion of the Participant's benefit to a Beneficiary other than or in addition to the Surviving Spouse in a manner satisfying the requirements of a Qualified Spousal Waiver and such other procedures as the Administrative Committee may establish. Notwithstanding the foregoing, a married Participant may designate a non-Spouse Beneficiary without a Qualified Spousal Waiver (unless otherwise required by a qualified domestic relations order) if the Participant establishes to the satisfaction of the Administrative Committee:
(i) that he has no Spouse or that his Spouse cannot be located; (ii) that he is legally separated from his Spouse or that he has been abandoned by his Spouse (within the meaning of local law) and he has a court order to such effect; or
(iii) that such other permissible circumstances exist as the Secretary of the Treasury may by regulations prescribe.

                  (b) No Designation or Designee Dead or Missing. In the event that:

                           (1) a Participant dies without designating a Beneficiary;

                           (2) the Beneficiary designated by a Participant is not surviving when a payment is to be made to such person under the Plan, and no contingent Beneficiary has been designated; or

                           (3) the Beneficiary designated by a Participant cannot be located by the Administrative Committee within 1 year after the date benefits are to commence to such person;

then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under this Article IX shall be the Participant's Surviving Spouse, if any, and if not, then the estate of the Participant.

         9.7      Claims.

                  (a) Procedure. Claims for benefits under the Plan may be filed with the Administrative Committee on forms supplied by the Administrative Committee. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

                  (b) Review Procedure. Any Participant or Beneficiary who has been denied a benefit, or his duly authorized representative, shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The claimant or his duly authorized representative may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a) hereof. The Administrative Committee's decision shall be made within 60 days following the filing of the request for review and shall be communicated in writing to the claimant; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice to the claimant prior to the end of the initial 60-day period, and such an extension shall not exceed one additional 60-day period. If unfavorable, the notice of decision shall explain the reason or reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

                  (c) Satisfaction of Claims. Any payment to a Participant or Beneficiary, or to his legal representative or heirs at law, all in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Administrative Committee, and the Participating Companies, any of whom may require such Participant, Beneficiary, legal representative or heirs at law, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Administrative Committee or the Participating Companies, as the case may be. If receipt and release shall be required but execution by such Participant, Beneficiary, legal representative or heirs at law shall not be accomplished so that the terms of Section 9.l(b) (dealing with the timing of distributions) may be fulfilled, such benefits may be distributed or paid into any appropriate court or to such other place as such court shall direct, for disposition in accordance with the order of such court, and such distribution shall be deemed to comply with the requirements of Section 9.1(b).

         9.8      Explanation of Rollover Distributions.

                  Within a reasonable period of time [as defined for purposes of Code Section 402(f)] before making an Eligible Rollover Distribution (which may include certain withdrawals permitted under Article X hereof) from the Plan to a Participant or Beneficiary, the Administrative Committee shall provide such Participant or Beneficiary with a written explanation of (i) the provisions under which the distributee may have the distribution directly transferred to another Eligible Retirement Plan, (ii) the provisions which require the withholding of tax on the distribution if it is not directly transferred to another Eligible Retirement Plan, (iii) the provisions under which the distribution will not be subject to tax if transferred to an Eligible Retirement Plan within 60 days after the date on which the distributee receives the distribution, and (iv) such other terms and provisions as may be required under Code Section 402(f) and the regulations promulgated thereunder.

         9.9      Unclaimed Benefits.

                  In the event a Participant or Beneficiary becomes entitled to a distribution from the Plan and the Administrative Committee is unable to locate such Participant or Beneficiary after such diligent efforts as the Administrative Committee in its sole discretion deems appropriate, then the full Account of the Participant or Beneficiary shall be deemed abandoned and treated as a Forfeiture; provided, in the event such Participant or Beneficiary is located or makes a claim subsequent to the allocation of the abandoned Account, the amount of such abandoned Account (unadjusted for any investment gains or losses from the time of abandonment) shall be restored (from abandoned Accounts, Forfeitures, Trust earnings or Contributions made by the Participating Companies) to such Participant or Beneficiary, as appropriate.

         9.10     Recordkeeper Transition Rule.

                  For purposes of effectuating a change in the Plan's recordkeeper, and notwithstanding anything contained in this Article IX to the contrary, the Administrative Committee may designate a period during which no distributions shall be permitted.

                                   ARTICLE X
                             WITHDRAWALS AND LOANS


         10.1     Hardship Withdrawals.

                  (a) Parameters of Hardship Withdrawals. A Participant who is an Employee of an Affiliate may make, on account of hardship, a withdrawal from his Account in an amount up to, but not exceeding, the total of
(i) 50 percent of his vested Matching Account balance, and (ii) 100% of his Rollover and Before-Tax Account balance, other than earnings attributable to Before-Tax Contributions earned after December 31, 1988. For purposes of this subsection, a withdrawal will be on account of "hardship" if it is necessary to satisfy an immediate and heavy financial need of the Participant. A withdrawal based on financial hardship cannot exceed the amount necessary to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The Administrative Committee shall make its determination as to whether a Participant has suffered an immediate and heavy financial need and whether it is necessary to use a hardship withdrawal from the Plan to satisfy that need on the basis of all relevant facts and circumstances. The minimum amount of any hardship withdrawal shall be $1,000 or such lesser amount established from time to time in a nondiscriminatory manner by the Administrative Committee.

                  (b) Immediate and Heavy Financial Need. For purposes of the Plan, an immediate and heavy financial need exists if the withdrawal is on account of (i) expenses for medical care described in Code Section 213(d) previously incurred by the Participant, his Spouse or dependents, or necessary to obtain such medical care for such persons, (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) the payment of tuition and related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant, his Spouse or dependents, (iv) the need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, (v) the payment of funeral expenses for a member of the Participant's immediate family (that is, his parent, step-parent, father-in-law or mother-in-law, grandparent, brother or sister, half-brother or half-sister, step-brother or step-sister, Spouse, child, step-child or grandchild), (vi) the payment of federal income taxes with respect to the Participant's individual income tax returns for the two most recently ended tax years (including penalties and interest), (vii) the payment of legal fees and expenses incurred as a direct result of the adoption of a child by the Participant, and (viii) the payment of uninsured costs for repairs to the Participant's principal residence as a result of unforeseen damages caused by a natural disaster or accident.

                  (c) Necessary to Satisfy a Financial Need. In determining whether the withdrawal is necessary to relieve the Participant's immediate and heavy financial need, the Administrative Committee shall rely upon the Participant's reasonable representation that the need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise;
(ii) by reasonable liquidation of the Participant's assets to the extent that liquidation would not itself cause an immediate and heavy financial need; (iii) by cessation of Before-Tax Contributions to the Plan; or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by one or more Participating Companies or by borrowing from commercial sources on reasonable commercial terms. In determining the amount of a

Participant's assets, the resources of his Spouse and minor dependents are considered to be reasonably available to the Participant unless they are held for his child or children under an irrevocable trust or under the Uniform Gifts to Minors Act. The amount of an immediate and heavy financial need may include amounts necessary for the Participant to pay any federal, state of local taxes which are reasonably anticipated to result from the hardship withdrawal.

                  (d) Form of Distribution. Subject to the election of a Participant, any hardship withdrawal may be paid entirely in cash or entirely in whole shares of Company Stock (with any portion of the withdrawal reprocessed by a fractional share being paid in cash).

                  (e) Source of Funds. The amount of a Participant's hardship withdrawal shall be charged first against his Rollover Account, then against his Matching Account, and then against his Before-Tax Account.

         10.2     Age 65 Withdrawals.

                  (a) Conditions. A Participant who has attained age 65 and is an Employee of an Affiliate may request a withdrawal of all or part of his Account. A Participant may request two such withdrawals during any 12-consecutive-month period.

                  (b) Source of Funds. The amount of such withdrawal shall be charged first against his Rollover Account, then against his Matching Account, and then against his Before-Tax Account, and shall be charged pro-rata against the Investment Funds in which such Accounts are invested.

                  (c) Method. A withdrawal described in this Section 10.2 shall be paid in the form of a single-sum distribution which shall, except as otherwise provided herein, be paid in cash. To the extent that a portion of a Participant's Account that is to be withdrawn is invested in Company Stock, such withdrawal shall be made in the form of Company Stock or cash, at the election of the Participant.

          10.3    Rollover Account Withdrawals.

                  A Participant may request a withdrawal of all or part of his Rollover Account. A withdrawal under this Section 10.3 shall be paid in the form of a single-sum distribution which shall, except as otherwise provided herein, be paid in cash. To the extent that a portion of a Participant's Account that is to be withdrawn is invested in Company Stock, such withdrawal shall be made in the form of Company Stock or cash, at the election of the Participant.

          10.4    Election to Withdraw.

                  All applications for withdrawals shall be in writing on a form provided by the Administrative Committee and shall contain such information and be made at such time as the Administrative Committee may reasonably request. Any application for a withdrawal must be submitted to the Administrative Committee (or its delegatee) in accordance with procedures established under the Plan prior to the payment date of such withdrawal.

          10.5    Payment of Withdrawal.

                  The amount of any withdrawal under Sections 10.1, 10.2 or
10.3 shall be paid to a Participant in a single-sum payment as soon as practicable after the Administrative Committee receives and approves a properly completed withdrawal application. At the time of making any withdrawals for a Participant, his Account may be charged with any administrative expenses (such as check processing fees) specifically allocable against his Account pursuant to the policies of the Administrative Committee. Any withdrawal shall be treated as a payment of benefits under Articles IX and X and all of the requirements of those Articles.

          10.6    Distributions and Withdrawals from Transfer Accounts.

                  If the assets and benefits of a Prior Plan, which (i) allows Code Section 41l(d)(6) protected in-service withdrawals (other than those permitted in Section 10.1, 10.2 and 10.3) and/or (ii) allows one or more Code
Section 411(d)(6) protected forms of distribution not generally permitted hereunder are transferred to or merged into the Plan, the Participants who have Transfer Accounts reflecting the accrued benefits subject to such protected withdrawals and forms of distribution under that Prior Plan shall be permitted to withdraw, and/or receive distributions of, all or a portion of the amounts from the subject Transfer Accounts in a manner and subject to rules and restrictions, similar to those provided under the Prior Plan such that the Plan will comply with the requirements of Code Section 41l(d)(6). The terms and conditions of any such withdrawals, as well as other pertinent rules and provisions relating to the transfer of such assets to the Plan, shall be set forth on a schedule hereto.

          10.7    Loans to Participants.

                  (a) Grant of Authority. Loans to Participants, Beneficiaries and alternate payees who are parties-in-interest as defined in
Section 3(14) of ERISA generally shall be allowed; provided, if the Administrative Committee determines in its sole discretion that it is not administratively feasible or desirable to make such loans during any period of time, no loans shall be made during such period. Subject to the limitations set forth in this Section and to such uniform and nondiscriminatory rules as may from time to time be adopted by the Administrative Committee and set forth in a written policy statement which hereby is incorporated by reference, the Trustee, upon proper application by an eligible Participant, Beneficiary or alternate payee on forms approved by the Administrative Committee, may make a loan or loans to the borrower.

                  (b) Nondiscriminatory Policy. Loans shall be available to all Participants, Beneficiaries and alternate payees who are parties-in-interest as defined in Section 3(14) of ERISA on a reasonably equivalent basis, without regard to an individual's race, color, religion, age, sex or national origin. Loans shall not be made available to borrowers who are Highly Compensated Employees in an amount greater than the amount available to other borrowers; provided, this limitation shall be interpreted to mean that, subject to the other limitations in this Section, the same percentage of each borrower's vested Account balance may be loaned to each such borrower regardless of the actual amount of his vested Account balance.

                  (c) Minimum Loan Amount. The minimum amount of any loan shall be the amount established by the Administrative Committee in the written loan policy statement, but such minimum may not be more than $1,000.

                  (d) Maximum Loan Amount. The Administrative Committee will designate in the written loan policy statement the maximum number of loans that may be outstanding at any time. In addition, no loan may be made to any borrower from the Plan if the amount of such loan exceeds the lesser of (i) the limit established by the Administrative Committee, or (ii) the lesser of:

                           (1)      $50,000 minus the highest aggregate
         principal balance, outstanding during the year ending on the day before such loan is made, of all loans made to the borrower by the qualified employer plans [as defined in Code Section 72(p)(4)(A)] maintained by the Affiliates;

                           (2) the difference between (A) 50 percent of the borrower's total vested interest in the Plan and all other qualified employer plans maintained by the Affiliates, minus (B) the total amount of all loans outstanding on the date the loan is made from all qualified employer plans maintained by the Affiliates; or

                           (3) 50 percent of the borrower's vested Account balance immediately after the origination of the loan.

                  (e)      Maximum Loan Term.

                           (1) Except as provided in subsections (e)(2) and (1) hereof, the terms of any loan made from the Plan shall require that the full amount of the loan be repaid within the 5-year period (or such other shorter maximum term as the Administrative Committee may establish in its written loan policy statement) commencing on the date the loan is made, and in no event shall the repayment period of the loan subsequently be extended beyond such 5-year period. The Trustee shall make a diligent effort to collect the full amount of the loan within this specified repayment period and shall inform the borrower that, in the event the loan is not fully repaid within the 5-year period, the borrower will be treated as having received a taxable distribution from the Plan.

                           (2) The 5-year repayment rule set forth in subsection (e)(l) hereof shall not apply to the extent that a loan is used to acquire any dwelling unit which is used, or within a reasonable time is to be used, as a principal residence of the borrower, and the Administrative Committee shall specify the maximum loan term for any such residential purchase loan in its written loan policy statement. Whether a dwelling unit is to be used within a reasonable time as a principal residence is to be determined by the Administrative Committee at the time the loan is made, and the Administrative Committee may require such written statements and other evidence from the borrower as it deems necessary to make this determination. Loans made with respect to principal residences pursuant to this subsection shall be repaid within a 15-year period (or such shorter maximum time as the Administrative Committee may establish in its written loan policy statement).

                  (f) Terms of Repayment. All loans shall be subject to a definite repayment schedule which requires substantially level amortization over the term of the loan with payments to be made not less frequently than quarterly (and more frequently if required by the Administrative Committee's written loan policy statement). Unless the Administrative Committee provides for different methods in its written loan policy statement, payments shall be made by Participants who are Employees of Affiliates on a payroll deduction basis, and payments from other borrowers shall be made by cash, check or other cash equivalent.

                  (g) Adequacy of Security. All loans shall be secured by the pledge of a dollar amount of the borrower's Account balance (i) which is not less than the principal amount of the loan plus an additional amount, if any, which the Administrative Committee, pursuant to its written loan policy statement, deems desirable to secure payment of interest accruing on the loan, and (ii) which in no event (when aggregated for all outstanding loans) is greater than 50 percent of the borrower's vested Account balance immediately after the origination of the loan. Notwithstanding anything herein to the contrary, the pledge of such security shall be made in such manner and amount as the Administrative Committee, pursuant to its written loan policy statement, may require for the loan to be considered adequately secured. A loan will be considered to be "adequately secured" if the security posted for such loan is in addition to and supporting a promise to pay, if it is pledged in a manner such that it may be sold, foreclosed upon, or otherwise disposed of upon default of repayment of the loan, and if the value and liquidity of that security is such that it may reasonably be anticipated that loss of principal or interest will not result from the loan. The adequacy of such security will be determined in light of the type and amount of security which would be required in the case of an otherwise identical transaction in a normal commercial setting between unrelated parties on arm's-length terms. During the period that a loan is outstanding, if a Participant becomes eligible to receive a withdrawal or a distribution, the amount of such Participant's Account which he shall be eligible to receive through withdrawal or distribution shall not exceed that amount which will reduce such Participant's Account balance below the principal amount then outstanding on such loan.

                  (h) Rate of Interest. A loan from the Plan must bear a reasonable rate of interest. A loan will be considered to bear "a reasonable rate of interest" if such loan provides the Plan with a return commensurate with interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. In general, the Administrative Committee's decision as to the rate of interest for any Plan loan shall be based primarily on the rate of interest that one or more local banks or other lending institutions would charge on a similar loan, taking into account, among other things, the collateral pledged to secure the loan.

                  (i) Source of Loan Amounts. The proceeds of a loan shall be charged against the Accounts of the borrower in the manner described by the Administrative Committee in its loan policy statement.

                  (j) Crediting Loan Payments to Accounts. The loan shall be considered a directed investment of the borrower, and any principal and interest paid on the loan shall be considered a part of his total Account. Each payment of principal and interest shall be credited to the Investment Funds and subaccounts of the Participant's Account in the manner described by the Administrative Committee in its loan policy statement.

                  (k) Remedies in the Event of Default. If any loan payments are not paid as and when due or within such period as the Administrative Committee may prescribe in its loan policy statement, the Administrative Committee may declare the loan to be in default. The Administrative Committee may take such actions, as it deems appropriate in accordance with its written loan policy statement, to allow the borrower to cure such default or to otherwise collect such overdue payments or, as the case may be, the outstanding balance of the loan. Among other things, the Administrative Committee's actions may include causing all or any portion of the borrower's Account which has been pledged to secure the loan to be used to repay such loan; provided, although the Administrative Committee may treat any portion of the loan balance that remains outstanding after a default as taxable income to the borrower in accordance with the terms of Code Section 72(p), no portion of such outstanding loan balance may be treated as a reduction of a Participant's Account balance until such time as such reduction, if treated as a distribution, will not breach the special distribution restrictions of Code
Section 401(k)(2)(B).

                  (l) Qualified Military Service. Loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4), under applicable Treasury Regulations, and as provided in the written loan policy statement.

          10.8     Transition Rule.

                  For purposes of effectuating a change in the Plan's recordkeeper, and notwithstanding anything contained in this Article X to the contrary, the Administrative Committee may designate a period during which no withdrawals or loans shall be permitted.

                                   ARTICLE XI
                                ADMINISTRATION


         11.1     Administrative Committee; Appointment and Term of Office.

                  (a) Appointment. The Administrative Committee shall consist of the Administrative Committee of The Home Depot FutureBuilder or such other Committee as is appointed by the Home Depot Board.

                  (b) Certification. A written certification shall be given to the Trustee by the Senior Human Resources Officer of Home Depot of all members of the Administrative Committee together with a specimen signature of each member. For all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certification until the Trustee is otherwise notified in writing.

          11.2    Organization of Administrative Committee.

                  The Administrative Committee may elect a Chairman and a Secretary from among its members. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The compensation of such agents who are not full-time Employees of a Participating Company shall be fixed by the Administrative Committee and shall be paid by the Controlling Company (to be divided equitably among the Participating Companies) or from the Trust Fund as determined by the Administrative Committee. The Administrative Committee shall act by majority vote or by resolutions signed by a majority of the Administrative Committee members. Its members shall serve as such without compensation.

          11.3    Powers and Responsibility.

                  The Administrative Committee shall fulfill the duties of "administrator" as set forth in Section 3(16) of ERISA and shall have complete control of the administration of the Plan hereunder, with all powers necessary to enable it properly to carry out its duties as set forth in the Plan and the Trust Agreement. The Administrative Committee shall have the following duties and responsibilities:

                  (a) to construe the Plan and to determine all questions that shall arise thereunder;

                  (b) to have all powers elsewhere herein conferred upon it;

                  (c) to decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan;

                  (d) to determine the benefits of the Plan to which any Participant or Beneficiary may be entitled;

                  (e) to maintain and retain records relating to Participants and Beneficiaries;

                  (f) to prepare and furnish to Participants all information required under federal law or provisions of the Plan to be furnished to them;

                  (g) to prepare and furnish to the Trustee sufficient employee data and the amount of Contributions received from all sources so that the Trustee may maintain separate accounts for Participants and Beneficiaries and make required payments of benefits;

                  (h) to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published;

                  (i) as permitted in the Trust Agreement, to provide directions to the Trustee with respect to methods of benefit payment, and all other matters where called for in the Plan or requested by the Trustee;

                  (j)      to engage assistants and professional advisers;

                  (k)      to arrange for fiduciary bonding;

                  (1) to provide procedures for determination of claims for benefits; and

                  (m) to delegate any recordkeeping or other administerial duties hereunder to any other person or third-party;

all as further set forth herein.

         11.4     Records of Administrative Committee.

                  (a) Notices and Directions. Any notice, direction, order, request, certification or instruction of the Administrative Committee to the Trustee shall be in writing and shall be signed by a member of the Administrative Committee. The Trustee and every other person shall be entitled to rely conclusively upon any and all such proper notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance with any such directions that are proper.

                  (b) Records. All acts and determinations of the Administrative Committee shall be duly recorded by its Secretary or under his supervision, and all such records (including records necessary to demonstrate compliance with the nondiscrimination requirements of the Code), together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of such Secretary.

         11.5     Delegation.

                  The Administrative Committee shall have the power to delegate specific fiduciary, administrative and ministerial responsibilities (other than Trustee responsibilities).


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Such delegations may be to officers or Employees of a Participating Company or to other persons, all of whom shall serve at the pleasure of the Administrative Committee. References in the Plan to the Administrative Committee are deemed to include any person authorized to act on its behalf pursuant to this Section and
Section 12.6.

         11.6     Reporting and Disclosure.

                  The Administrative Committee shall keep all individual and group records relating to Participants and Beneficiaries and all other records necessary for the proper operation of the Plan. Such records shall be made available to the Participating Companies and to each Participant and Beneficiary for examination during normal business hours except that a Participant or Beneficiary shall examine only such records as pertain exclusively to the examining Participant or Beneficiary and the Plan and Trust Agreement. The Administrative Committee shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code and every other relevant statute, each as amended, and all regulations promulgated thereunder. This provision shall not be construed as imposing upon the Administrative Committee the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other Named Fiduciary to whom such responsibilities are delegated by law or by the Plan.

         11.7     Construction of the Plan.

                  The Administrative Committee shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. Such remedial steps may include, but are not limited to, taking any voluntary corrective action under any correction program available through the Internal Revenue Service, Department of Labor or other administrative agency. The Administrative Committee, in its sole and full discretion, shall interpret the Plan and shall determine the questions arising in the administration, interpretation and application of the Plan. The Administrative Committee shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances uniformly. The Administrative Committee shall correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

         11.8     Assistants and Advisors.

                  (a) Engaging Advisors. The Administrative Committee shall have the right to hire, at the expense of the Controlling Company (to be divided equitably among the Participating Companies), such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable. To the extent that the costs for such assistants and advisors are not so paid by the Controlling Company, they shall be paid at the direction of the Administrative Committee from the Trust Fund as an expense of the Trust Fund.

                  (b) Reliance on Advisors. The Administrative Committee and the Participating Companies shall be entitled to rely upon all certificates and reports made by an


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
accountant, attorney or other professional adviser selected pursuant to this Section; the Administrative Committee, the Participating Companies, and the Trustee shall be fully protected in respect to any action taken by them in good faith in reliance upon the advice or opinion of any such accountant, attorney or other professional adviser; and any action so taken shall be conclusive upon each of them and upon all other persons interested in the Plan.

         11.9     Investment Committee.

                  (a) Appointment. The Investment Committee shall consist of the Investment Committee of The Home Depot FutureBuilder or such other committee as is appointed by The Home Depot Board.

                  (b) Duties. The Investment Committee also shall carry out the Controlling Company's responsibility and authority:

                           (1) To appoint one or more persons to serve as investment manager with respect to all or part of the Plan assets, including assets maintained under separate accounts of an insurance company;

                           (2)      To allocate the responsibility and
         authority being carried out by the Investment Committee among the members of the Investment Committee;

                           (3) To take any action appropriate to ensure that the Plan assets are invested for the exclusive purpose of providing benefits to Participants and their Beneficiaries in accordance with the Plan and defraying reasonable expenses of administering the Plan, subject to the requirements of any applicable law; and

                           (4) To employ one or more persons to render advice with respect to any responsibility or authority being carried out by the Investment Committee. To the extent that the costs for such assistants and advisors are not paid by a Participating Company, they shall be paid at the direction of the Investment Committee from the Trust Fund as an expense of the Trust Fund.

         11.10    Direction of Trustee.

                  The Investment Committee shall have the power to provide the Trustee with general investment policy guidelines and directions to assist the Trustee respecting investments made in compliance with, and pursuant to, the terms of the Plan.

         11.11    Bonding.

                  The Administrative Committee shall arrange for fiduciary bonding as is required by law, but no bonding in excess of the amount required by law shall be required by the Plan.

         11.12    Indemnification.

                  Each of the Administrative Committee and the Investment Committee and each member of those Committees shall be indemnified by the Participating Companies against


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
judgment amounts, settlement amounts (other than amounts paid in settlement to which the Participating Companies do not consent) and expenses, reasonably incurred by the Committee or him in connection with any action to which the Committee or he may be a party (by reason of his service as a member of a Committee) except in relation to matters as to which the Committee or he shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification shall be in addition to such other rights as such Committee or each Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such Committee or each Committee member may be entitled pursuant to the by-laws of the Controlling Company. Service on the Administrative or Investment Committee shall be deemed in partial fulfillment of a Committee member's function as an Employee, officer and/or director of the Controlling Company or any Participating Company, if he serves in such other capacity as well.


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
                                  ARTICLE XII
                  ALLOCATION OF AUTHORITY AND RESPONSIBILITIES


         12.1     Controlling Company and Board.

                  (a) General Responsibilities. The Controlling Company, as Plan sponsor, and the Board each shall serve as a Named Fiduciary having the following (and only the following) authority and responsibilities:

                           (1) To communicate such information to the Trustee, the Administrative Committee and the Investment Committee as each needs for the proper performance of its duties;

                           (2) To provide channels and mechanisms through which the Administrative Committee and/or the Trustee can communicate with Participants and Beneficiaries; and

                           (3)      To terminate the Plan.

                  (b)      Authority of Participating Companies.
Notwithstanding anything herein to the contrary, and in addition to the authority and responsibilities specifically given to the Participating Companies in the Plan, the Administrative Committee, in its sole discretion, may grant the Participating Companies such authority and charge them with such responsibilities as the Administrative Committee deems appropriate.

         12.2     Administrative Committee.

                  The Administrative Committee shall have the authority and responsibilities imposed by Article XI. With respect to said authority and responsibilities, the Administrative Committee shall be a Named Fiduciary, and as such, shall have no authority or responsibilities other than as granted in the Plan or as imposed as a matter of law.

         12.3     Investment Committee.

                  The Investment Committee, if any is appointed, shall be a Named Fiduciary with respect to its authority and responsibilities, as imposed by Article XI. The Investment Committee shall have no authority or responsibilities other than those granted in the Plan and the Trust.

         12.4     Trustee.

                  The Trustee shall be a fiduciary with respect to investment of Trust Fund assets and shall have the powers and duties set forth in the Trust Agreement.

         12.5     Limitations on Obligations of Fiduciaries.

                  No fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under the Plan, under the Trust Agreement or by operation of law. A fiduciary


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
shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority for the act or omission deemed to be a breach was not within the scope of such fiduciary's authority or delegated responsibility.

          12.6    Delegation.

                  Named Fiduciaries shall have the power to delegate specific fiduciary responsibilities (other than Trustee responsibilities). Such delegations may be to officers or Employees of a Participating Company or to other persons, all of whom shall serve at the pleasure of the Named Fiduciary making such delegation and, if full-time Employees of a Participating Company, without compensation. Any such person may resign by delivering a written resignation to the delegating Named Fiduciary. Vacancies created by any reason may be filled by the appropriate Named Fiduciary or the assigned responsibilities may be reabsorbed or redelegated by the Named Fiduciary.

         12.7     Multiple Fiduciary Roles.

                  Any person may hold more than one position of fiduciary responsibility and shall be liable for each such responsibility separately.


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
                                  ARTICLE XIII
                      AMENDMENT, TERMINATION AND ADOPTION


         13.1     Amendment.

                  The provisions of the Plan may be amended at any time and from time to time by the Administrative Committee; provided:

                  (a) No amendment shall increase the duties or liabilities of the Trustee without the consent of such party;

                  (b) No amendment shall decrease the balance or vested percentage of an Account or, except as permitted by applicable laws, eliminate an optional form of benefit;

                  (c) No amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, except that the Plan and Trust Agreement may be amended retroactively and to affect the Accounts of Participants and Beneficiaries if necessary to cause the Plan and Trust to be qualified and exempt from taxation under the Code;

                  (d) No amendment shall be made which constitutes a restatement of the Plan that significantly changes the Plan design without approval of the Board; and

                  (e) No amendment shall effect any changes in the contribution formula without approval of the Board.

         13.2     Termination.

                  (a) Right to Terminate. The Controlling Company expects the Plan to be continued indefinitely, but it reserves the right to terminate the Plan or to completely discontinue Contributions to the Plan at any time by action of the Board. In either event, the Administrative Committee, Investment Committee, each Participating Company and the Trustee shall be promptly advised of such decision in writing. For termination of the Plan by a Participating Company as to itself (rather than the termination of the entire Plan), refer to
Section 13.3(e).

                  (b) Vesting Upon Complete Termination. If the Plan is terminated by the Controlling Company or Contributions to the Plan are completely discontinued, the Accounts of all Participants, Beneficiaries or other successors in interest as of such date shall become 100 percent vested and nonforfeitable. Upon termination of the Plan, the Administrative Committee, in its sole discretion, shall instruct the Trustee either (i) to continue to manage and administer the assets of the Trust for the benefit of the Participants and their Beneficiaries pursuant to the terms and provisions of the Trust Agreement, or (ii) to the extent permissible under applicable law, pay over to each Participant the value of his interest in a single-sum payment and to thereupon dissolve the Trust.

                  (c) Dissolution of Trust. In the event that the Administrative Committee decides to dissolve the Trust, as soon as practicable following the termination of the Plan or the Administrative Committee's decision, whichever is later, the assets under the Plan shall be


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
converted to cash or other distributable assets, to the extent necessary to effect a complete distribution of the Trust assets as described herein below. Following completion of the conversion, on a date selected by the Administrative Committee, each individual with an Account under the Plan on such date shall receive a distribution of the total amount then credited to his Account. The amount of cash and other property distributable to each such individual shall be determined as of the date of distribution (treating, for this purpose, such distribution date as the Valuation Date as of which the distributable amount is determined). In the case of a termination distribution as provided herein, the Administrative Committee may direct the Trustee to take any action provided in Section 9.9 (dealing with unclaimed benefits), except that it shall not be necessary to hold funds for any period of time stated in such Section. Within the expense limitations set forth in the Plan, the Administrative Committee may direct the Trustee to use assets of the Trust Fund to pay any due and accrued expenses and liabilities of the Trust and any expenses involved in termination of the Plan (other than expenses incurred for the benefit of the Participating Companies).

                  (d) Vesting Upon Partial Termination. In the event of a partial termination of the Plan [as provided in Code Section 411(d)(3)], the Accounts of those Participants and Beneficiaries affected shall become 100 percent vested and nonforfeitable and, unless transferred to another qualified plan, shall be distributed in a manner and at a time consistent with the terms of Article IX.

         13.3     Adoption of the Plan by a Participating Company.

                  (a) Procedures for Participation. As of the Effective Date, the Controlling Company and the other Affiliates listed on Schedule A hereto shall be Participating Companies in the Plan. Any other Affiliate may become a Participating Company and commence participation in the Plan subject to the provisions of this subsection. In order for an Affiliate to become a Participating Company, the Administrative Committee must designate such company as a Participating Company and specify the effective date of such designation. The name of any Affiliate which shall commence participation in the Plan, along with the effective date of its participation, may be recorded in the records of the Administrative Committee or on Schedule A hereto which may be appropriately modified each time a Participating Company is added or deleted. To adopt the Plan as a Participating Company, the board of directors or other managing body of the company must approve a resolution expressly adopting the Plan for the benefit of its eligible Employees and accepting designation as a Participating Company, subject to all of the provisions of this Plan and of the Trust. The resolution shall specify the date as of which the designation as a Participating Company shall be effective. A copy of the resolution (certified if requested) of the board of directors of the adopting Participating Company shall be provided to the Administrative Committee. Upon adoption of the Plan by a Participating Company as herein provided, the Employees of such company shall be eligible to participate in the Plan subject to the terms hereof and of the resolution of the Administrative Committee designating the adopting company as such.

                  (b) Single Plan. The Plan, as adopted by all Participating Companies, shall be considered a single plan for purposes of Treasury Regulation Section 1.414(l)-l(b)(l). All assets contributed to the Plan by the Participating Companies shall be held together in a single fund and shall be available to pay benefits to all Participants and Beneficiaries. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Participating Companies for purposes of cost allocation, Contributions, Forfeitures and other purposes, pursuant to the terms of the Plan and as directed by the Administrative Committee.

                  (c) Authority under Plan. As long as a Participating Company's designation as such remains in effect, such Participating Company shall be bound by, and subject to, all provisions of the Plan and the Trust. The exclusive authority to amend the Plan and the Trust shall be vested in the Administrative Committee, and no Participating Company shall have any right to amend the Plan or the Trust. Any amendment to the Plan or the Trust adopted by the Administrative Committee shall be binding upon every Participating Company without further action by such Participating Company.

                  (d) Contributions to Plan. A Participating Company shall be required to make Contributions to the Plan at such times and in such amounts as specified in Articles III and VI. The Contributions made (or to be made) to the Plan by the Participating Companies shall be allocated between and among such companies in whatever equitable manner or amounts as the Administrative Committee shall determine.

                  (e) Withdrawal from Plan. The Administrative Committee may terminate the designation of a Participating Company, effective as of any date. A Participating Company may withdraw from participation in the Plan, with the approval of the Administrative Committee, by action of its board of directors; provided, such action is communicated in writing to the Administrative Committee. The withdrawal of a Participating Company shall be effective as of the last day of the Plan Year in which the notice of withdrawal is received by the Administrative Committee (unless the Controlling Company or Administrative Committee consents to a different effective date). Any such Participating Company which ceases to be a Participating Company shall be liable for all costs and liabilities (whether imposed under the terms of the Plan, the Code or ERISA) accrued, with respect to its Employees, through the effective date of its withdrawal or termination. The withdrawing or terminating Participating Company shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such transfer is approved by the Controlling Company or Administrative Committee in its sole discretion.

         13.4     Merger, Consolidation and Transfer of Assets or Liabilities.

                  In the event of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant and Beneficiary shall have a plan benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, consolidation or transfer of assets or liabilities) that is equal to or greater than the benefit he would have been entitled to receive under the Plan immediately before such merger, consolidation or transfer of assets or liabilities, if the Plan had terminated at that time.


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
                                  ARTICLE XIV
                              TOP-HEAVY PROVISIONS


         14.1     Top-Heavy Plan Years.

                  The provisions set forth in this Article XIV shall become effective for any Plan Years with respect to which the Plan is determined to be a Top-Heavy Plan and shall supersede any other provisions of the Plan which are inconsistent with these provisions; provided, if the Plan is determined not to be a Top-Heavy Plan in any Plan Year subsequent to a Plan Year in which the Plan was a Top-Heavy Plan, the provisions of this Article XIV shall not apply with respect to such subsequent Plan Year; and, provided further, to the extent that any of the requirements of this Article XIV shall no longer be required under Code Section 416 or any other Section of the Code, such requirements shall be of no force or effect.

         14.2     Determination of Top-Heavy Status.

                  (a) Application. The Plan will be considered a Top-Heavy Plan for a Plan Year if either:

                           (1)      the Plan is not part of a Required
         Aggregation Group or a Permissive Aggregation Group and, as of the Determination Date of such Plan Year, the value of the Accounts of the Participants who are Key Employees under the Plan exceeds 60 percent of the value of the Accounts of all Participants; or

                           (2) the Plan is part of a Required Aggregation Group which, as of the Determination Date of such Plan Year, is a Top-Heavy Group;

provided, the Plan shall not be considered a Top-Heavy Plan for a Plan Year under subsection (a)(2) hereof if the Plan also is part of a Permissive Aggregation Group which is not a Top-Heavy Group for such Plan Year.

                  (b)      Special Definitions.

                           (1) Determination Date. The term "Determination Date" shall mean (i) in the case of the Plan Year that includes the original effective date of the Plan, the last day of such Plan Year, and (ii) with respect to any other Plan Year of the Plan, the last day of the immediately preceding Plan Year and (iii) for any plan year of each other qualified plan maintained by a Participating Company or Affiliate which is part of a Required or Permissive Aggregation Group, the date determined under (i) or (ii) above as if the term "Plan Year" means the plan year for each such other qualified plan.

                           (2) Key Employee. The term "Key Employee" shall mean an Employee defined in Code Section 416(i) and the regulations promulgated thereunder. Generally, Key Employee shall mean an Employee, former Employee or deceased Employee (and the beneficiaries of any such Employee) who, at any time during the Plan Year or the 4 previous Plan Years, was either:


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
                                    (A)      an officer of an Affiliate having
                           a combined annual Compensation from all Affiliates greater than 50 percent of the amount in effect under Code Section 415(b)(l)(A) for any such Plan Year; provided, no less than one nor more than fifty individuals shall be treated as officers of an Affiliate;

                                    (B)      one of the ten individuals owning
                           [or considered as owning under Code Section 318, as modified by Code Section 416(i)(l)(B)(iii)] the largest percentage ownership interests in value in the Affiliates (as more fully described in Treasury Regulation Section 1.416-1, T-19 and T-20) and having a combined annual Compensation from all Affiliates of more than the limitation in effect under Code Section 415(c)(l)(A);

                                    (C)      a 5-percent owner [or constructive
                           owner within the meaning of Code Section 318, as modified by Code Section 416(i)(l)(B)(iii)] of an Affiliate; or

                                    (D)      a 1-percent owner [or constructive
                           owner within the meaning of Code Section 318, as modified by Code Section 416(i)(l)(B)(iii) and the regulations promulgated thereunder] of an Affiliate having a combined annual Compensation from all Affiliates of more than $150,000.

                  For purposes of subsection (B) hereof, if two individuals have the same percentage ownership interest in an Affiliate, the individual having greater combined annual Compensation from all Affiliates shall be treated as having the larger interest. In determining percentage ownership hereunder, employers that otherwise would be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.

                           (3)      Non-Key Employee. The term "Non-Key
                  Employee" shall mean any Employee who is not a Key Employee. For purposes hereof, former Key Employees shall be treated as Non-Key Employees.

                           (4) Permissive Aggregation Group. The term "Permissive Aggregation Group" shall mean a Required Aggregation Group and any other qualified plan or plans maintained or contributed to by an Affiliate which, when considered with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                           (5) Required Aggregation Group. The term "Required Aggregation Group" shall mean a group of plans of the Affiliates consisting of (i) each plan which, for such Plan Year or any of the 4 preceding Plan Years, qualifies under Code Section 401(a) and in which a Key Employee is a participant, and (ii) each other plan which, during this 5-year period, qualifies under Code Section 401(a) and which enables any plan described in clause (i) hereof to satisfy the requirements of Code Sections 401(a)(4) or 410.

                           (6) Top-Heavy Group. The term "Top-Heavy Group" shall mean a Required or Permissive Aggregation Group with respect to which the sum (determined as of a Determination
                  Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all Defined Benefit Plans included in such group, and (ii) the aggregate of the accounts of Key Employees under all Defined Contribution Plans included in such group, exceeds 60 percent of a similar sum determined for all Employees.

                  (c) Special Rules. The following rules shall apply in determining whether the Plan is a Top-Heavy Plan under subsection (a)(l) or
(a)(2) above:

                           (1) The value of any account balance under any Defined Contribution Plan and the value of any accrued benefit under any Defined Benefit Plan shall be determined as of the most recent valuation date that falls within, or ends with, the 12-month period ending on the Determination Date or, if plans are aggregated, the Determination Dates that fall within the same calendar year;

                           (2) The value of the Accounts under the Plan or the accounts under any other Defined Contribution Plan included in a Required or Permissive Aggregation Group for any Determination Date, other than the Determination Date for the first plan year, shall include the amounts actually contributed and paid to the plan on or before the Determination Date, and shall exclude any amounts to be contributed with respect to such preceding plan year but not actually paid to the plan on or before the Determination Date. The value of the accounts under any Defined Contribution Plan for the Determination Date of the first plan year shall include all amounts contributed to the plan as of the Determination Date, regardless of whether such amounts shall have been actually paid or merely accrued as of the Determination Date;

                           (3) The value of any account balance under any Defined Contribution Plan and the present value of any accrued benefit under any Defined Benefit Plan as of any Determination Date shall be increased by the aggregate distributions made under the plan (including distributions under a terminated plan which, if it had not been terminated, would have been included in a Required Aggregation Group) during the 5-year period ending on the Determination Date;

                           (4) Accrued benefits and accounts of the following individuals shall not be taken into account for a Plan Year:
         (A) any Non-Key Employee who, in a prior Plan Year, was a Key Employee or (B) any Employee who had not performed any services for a Participating Company at any time during the 5-year period ending on the Determination Date for such Plan Year;

                           (5) The value of any account balance shall not include deductible employee contributions, as described in Code
         Section 72(o)(5)(A);

                           (6) The extent to which rollovers and plan to plan transfers are taken into account in determining the value of any account balance or accrued benefit shall be determined in accordance with Code Section 416 and the regulations promulgated thereunder; and

                           (7) Effective for plan years beginning after December 31, 1986, each Non-Key Employee's accrued benefit under the Plan and any Defined Benefit Plans shall be determined (A) under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate set forth under Code
         Section 41l(b)(l)(C).

         14.3     Top-Heavy Minimum Contribution.

                  (a) Multiple Defined Contribution Plans. For any Plan Year in which the Plan is a Top-Heavy Plan, the aggregate company Contributions (when added to similar contributions made under other defined contribution plans) allocated to the Account of any Active Participant who is a Non-Key Employee shall not be less than the Defined Contribution Minimum. To the extent that the company Contributions are less than the Defined Contribution Minimum, additional company Contributions shall be provided under the Plan.

                  For purposes hereof, a Non-Key Employee shall not fail to receive a minimum contribution hereunder for a Plan Year because (i) such Non-Key Employee fails to complete 1,000 Hours of Service for such Plan Year or
(ii) such Non-Key Employee is excluded from participation (or receives no allocation) merely because his Compensation is less than a stated amount or because he failed to make a Deferral Election for such Plan Year.

                  (b) Defined Contribution and Benefit Plans. In the event that Non-Key Employees are covered under both the Plan and one or more Defined Benefit Plans maintained by an Affiliate, the minimum contribution level set forth in subsection (a) hereof shall be satisfied if each such Non-Key Employee receives a benefit level under such Defined Contribution and Defined Benefit Plans which is not less than the Defined Benefit Minimum offset by any benefits provided under the Plan and any other Defined Contribution Plans maintained by any Affiliate.

                  (c) Defined Contribution Minimum. The term "Defined Contribution Minimum" means, with respect to the Plan, a minimum level of company Contributions allocated with respect to a Plan Year to the Account of each Active Participant who is a Non-Key Employee; such level being the lesser of:

                           (1) 3 percent of such Active Participant's Compensation for such Plan Year; or

                           (2) if no Defined Benefit Plan of an Affiliate uses the Plan to satisfy the requirements of Code Sections 401(a)(4) or 410, the highest percentage of Compensation at which company Contributions are made, or are required to be made, under the Plan for such Plan Year for any Key Employee.

For purposes of this subsection, (i) qualified nonelective contributions made by the Controlling Company in order to satisfy the anti-discrimination tests of Code Section 401(k) or Section


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
401(m) (for example, Supplemental Contributions) may be treated as company Contributions, (ii) Before-Tax and Matching Contributions shall be taken into account as company Contributions for Key Employees, (iii) Matching Contributions may be treated as company Contributions and may be taken into account for satisfying the Minimum Contribution Requirement for Non-Key Employees, but only if such Matching Contributions are not treated as Matching Contributions for purposes of the ADP Tests or Code Section 401(m) and instead satisfy the requirements of Code Section 401(a)(4) as company Contributions, and (iv) Before-Tax Contributions shall not be taken into account for satisfying the Minimum Contribution Requirement for Non-Key Employees.

                  (d) Defined Benefit Minimum. The term "Defined Benefit Minimum" means, with respect to a Defined Benefit Plan, a minimum level of accrued benefit derived from employer contributions with respect to a plan year for each participant who is a Non-Key Employee; such level, when expressed as an annual retirement benefit, being not less than the product of (1) and (2), where:

                           (1) equals the Non-Key Employee's average Compensation for the period of consecutive years (not exceeding 5) when such Non-Key Employee had the highest aggregate Compensation from all Affiliates; and

                           (2) equals the lesser of (A) 2 percent times such Non-Key Employee's number of years of service or (B) 20 percent.

For purposes of determining the Defined Benefit Minimum, "years of service" shall not include any year of service if the plan was not a Top-Heavy Plan for the plan year ending during such year of service and shall not include any years of service completed in a plan year beginning before January 1, 1984. Compensation in years before January 1, 1984, and Compensation in years after the close of the last plan year in which the plan is a Top-Heavy Plan shall be disregarded. All accruals of employer-provided benefits, whether or not attributable to years for which the Plan is top heavy, may be used in determining whether the minimum contribution requirements set forth in this Section are satisfied.

          14.4    Top-Heavy Minimum Vesting.

                  The vesting schedule set forth in Section 8.1 satisfies the top-heavy minimum vesting requirements.

          14.5    Construction of Limitations and Requirements.

                  The descriptions of the limitations and requirements set forth in this Article are intended to serve as statements of the minimum legal requirements necessary for the Plan to remain qualified under the applicable terms of the Code. The Participating Companies do not desire or intend, and the terms of this Article shall not be construed, to impose any more restrictions on the operation of the Plan than required by law. Therefore, the terms of this Article and any related terms and definitions in the Plan shall be interpreted and operated in a manner which imposes the least restrictions on the Plan. For example, if use of a more liberal definition of "Compensation" is permissible at any time under the law, then the more liberal provisions may be applied as if such provisions were included in the Plan.

                                   ARTICLE XV
                                 MISCELLANEOUS

         15.1     Nonalienation of Benefits and Spendthrift Clause.

                  (a) General Nonalienation Requirements. Except to the extent permitted by law and as provided in subsection (b), (c) or (d) hereof, none of the Accounts, benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of a Participant or Beneficiary or to any legal process by any creditor of such Participant or Beneficiary; and neither such Participant nor Beneficiary shall have any right to alienate, commute, anticipate or assign any of the Accounts, benefits, payments, proceeds or distributions under the Plan except to the extent expressly provided herein.

                  (b)      Exception for Qualified Domestic Relations Orders.

                           (1)      The nonalienation requirements of
         subsection (a) hereof shall apply to the creation, assignment or recognition of a right to any benefit, payable with respect to a Participant pursuant to a domestic relations order, unless such order is (i) determined to be a qualified domestic relations order, as defined in Code Section 414(p), entered on or after January 1, 1985, or (ii) any domestic relations order, as defined in Code Section 414(p), entered before January 1, 1985, pursuant to which a transferor plan was paying benefits on January 1, 1985. The Administrative Committee shall establish reasonable written procedures to determine the qualified status of a domestic relations order. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                           (2)      The Administrative Committee shall
         establish reasonable procedures to administer distributions under qualified domestic relations orders which are submitted to it. The Administrative Committee, to the extent provided in a qualified domestic relations order, shall direct the Trustee to pay, in a single-sum payment, the full amount of the benefit payable to any alternate payee under a qualified domestic relations order. Such cash-out payment shall be made as soon as practicable after the end of the month within which the Administrative Committee determines that a domestic relations order is a qualified domestic relations order, or if later, when the terms of the qualified domestic relations order permit such a distribution. (See also Section 9.5.) If the terms of a qualified domestic relations order do not permit an immediate cash-out payment, the benefits shall be paid to the alternate payee in accordance with the terms of such order and the applicable terms of the Plan.

                  (c) Exception for Loans from the Plan. All loans made by the Trustee to any Participant or Beneficiary shall be secured by a pledge of the borrower's interest in the Plan.

                  (d) Exception for Crimes against the Plan. The nonalienation requirements of subsection (a) hereof shall not apply to any offset of a Participant's Account, benefit, payments, proceeds or distributions under the Plan against an amount that the Participant is ordered or required to pay to the Plan if:

                           (1) the order or requirement to pay arises, on or after August 5, 1997, (i) under a judgment of conviction for a crime involving the Plan; (ii) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (iii) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person; and

                           (2) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan.

         15.2     Headings.

                  The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

          15.3    Construction, Controlling Law.

                  In the construction of the Plan, the masculine shall include the feminine and the feminine the masculine, and the singular shall include the plural and the plural the singular, in all cases where such meanings would be appropriate. Unless otherwise specified, any reference to a Section shall be interpreted as a reference to a Section of the Plan. The Plan shall be construed in accordance with the laws of the State of Georgia and applicable federal laws.

          15.4    No Contract of Employment.

                  Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, Employee or any person whomsoever the right to be retained in the service of any Affiliate, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

          15.5    Legally Incompetent.

                  The Administrative Committee may in its discretion direct that payment be made and the Trustee shall make payment on such direction, directly to an incompetent or disabled person, whether incompetent or disabled because of minority or mental or physical disability, or to the guardian of such person or to the person having legal custody of such person, without further liability with respect to or in the amount of such payment either on the part of any Participating Company, the Administrative Committee or the Trustee.

          15.6    Heirs, Assigns and Personal Representatives.

                  The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future.

          15.7    Title to Assets, Benefits Supported Only By Trust Fund.

                  No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable under the Plan to such Participant out of the assets of the Trust Fund. Any person having any claim under the Plan shall look solely to the assets of the Trust Fund for satisfaction. The foregoing sentence notwithstanding, each Participating Company shall indemnify and save any of its officers, members of its board of directors or agents, and each of them, harmless from any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the Plan and from acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct or gross negligence.

          15.8    Legal Action.

                  In any action or proceeding involving the assets held with respect to the Plan or Trust Fund or the administration thereof, the Participating Companies, the Administrative Committee and the Trustee shall be the only necessary parties and no Participants, Employees, or former Employees, their Beneficiaries or any other person having or claiming to have an interest in the Plan shall be entitled to any notice of process; provided, that such notice as is required by the Internal Revenue Service and the Department of Labor to be given in connection with Plan amendments, termination, curtailment or other activity shall be given in the manner and form and at the time so required. Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Administrative Committee and all persons having or claiming to have an interest in the Plan.

          15.9    No Discrimination.

                  The Controlling Company, through the Administrative Committee, shall administer the Plan in a uniform and consistent manner with respect to all Participants and Beneficiaries and shall not permit impermissible discrimination in favor of Highly Compensated Employees.

          15.10   Severability.

                  If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

          15.11   Exclusive Benefit; Refund of Contributions.

                  No part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants and Beneficiaries, subject, however, to the payment of all costs of maintaining and administering the Plan and Trust. Notwithstanding the foregoing, Contributions to the Trust by a Participating Company may be refunded to the Participating Company under the following circumstances and subject to the following limitations:

                  (a) Permitted Refunds. If and to the extent permitted by the Code and other applicable laws and regulations promulgated thereunder, upon the Participating Company's request, a Contribution which is (i) made by a mistake in fact, or (ii) conditioned upon the deductibility of the Contribution under Code Section 404, shall be returned to the Participating Company making the Contribution within 1 year after the payment of the Contribution or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

                  (b) Payment of Refund. If any refund is paid to a Participating Company hereunder, such refund shall be made without interest or other investment gains, shall be reduced by any investment losses attributable to the refundable amount and shall be apportioned among the Accounts of the Participants as an investment loss, except to the extent that the amount of the refund can be attributed to one or more specific Participants (for example, as in the case of certain mistakes of fact), in which case the amount of the refund attributable to each such Participant's Account shall be debited directly against such Account.

                  (c) Limitation on Refund. No refund shall be made to a Participating Company if such refund would cause the balance in a Participant's Account to be less than the balance would have been had the refunded contribution not been made.

          15.12   Plan Expenses.

                  As permitted under the Code and ERISA, expenses incurred with respect to administering the Plan and Trust shall be paid by the Trustee from the Trust Fund to the extent such costs are not paid by the Participating Companies or to the extent the Controlling Company requests that the Trustee reimburse it or any other Participating Company for its payment of such expenses. The Administrative Committee may provide for any expenses specifically attributable to transactions involving an Account to be charged against such Account; provided, such expenses may not reduce a Participant's Account to an amount less than the Account balance as of the date the Administrative Committee decides to charge such expenses against such Account.

         15.13    Special Effective Dates.

                  (a) Intent of Plan. The Plan generally is effective as of the Effective Date and is intended to be in compliance with current laws and regulations, including the following laws:

                           (1) General Agreement on Tariffs and Trade as amended in 1994;

                           (2)      Uniformed Services Employment and
         Reemployment Rights Act of 1994;

                           (3)      Small Business Job Protection Act of 1996;

                           (4)      Taxpayer Relief Act of 1997; and

                           (5) Internal Revenue Service Restructuring and Reform Act of 1998.

                  (b) Compliance. To the extent any of the changes and provisions described above have requisite effective dates other than the Effective Date, the Plan shall be deemed to be effective as of such requisite effective dates solely for the purpose of satisfying the applicable legal and regulatory requirements.

         IN WITNESS WHEREOF, the Plan has been executed by a duly authorized member of the Administrative Committee on the date first written above.


                           ADMINISTRATIVE COMMITTEE OF THE
                           MAINTENANCE WAREHOUSE FUTUREBUILDER


                           By: /s/ Ileana L. Connally
                              -------------------------------------------------
                           Name: Ileana L. Connally
                                -----------------------------------------------

                    THE MAINTENANCE WAREHOUSE FUTUREBUILDER
                       A 401(K) AND STOCK OWNERSHIP PLAN

                                   SCHEDULE A

                  PARTICIPATING COMPANIES AND EFFECTIVE DATES
                  -------------------------------------------
                    [see Plan Sections 1.31, 1.59 and 13.3]

Name                                            Effective Date
----                                            --------------

Maintenance Warehouse/America Corp.             January 1, 2001

                    THE MAINTENANCE WAREHOUSE FUTUREBUILDER
                       A 401(K) AND STOCK OWNERSHIP PLAN

                                   SCHEDULE B

                       SERVICE WITH PREDECESSOR EMPLOYERS
                   -----------------------------------------
                   [see Plan Sections 1.81, 1.82 and 2.1(d)]


                                      B-l

                               FIRST AMENDMENT TO
                    THE MAINTENANCE WAREHOUSE FUTUREBUILDER

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)


         THIS FIRST AMENDMENT to The Maintenance Warehouse FutureBuilder (the "Plan") is made effective as of January 1, 2001 by the Administrative Committee of the Plan.

                                  WITNESSETH:

         WHEREAS, Maintenance Warehouse/America Corp. maintains the Plan for the benefit of its employees; and

         WHEREAS, Section 13.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time; and

         WHEREAS, the Administrative Committee desires to amend the Plan to limit the amount of matching contributions made on behalf of highly compensated employees;

         NOW, THEREFORE, effective for Plan Years beginning on and after January 1, 2001, Section 3.2(b)(1) of the Plan is amended in its entirety as follows:

                  (b)      Supplemental Annual Matching Contributions.

                           (1) General. For each Plan Year commencing on or after January 1, 2001, for each Active Participant who (i) is not a Highly Compensated Employee, and (ii) satisfies all of the conditions set forth in subsection (b)(2) hereof for all periods through the last day of such Plan Year, such Participating Company shall make a Supplemental Annual Matching Contribution equal to 4.5 percent of such Active Participant's Compensation for such Plan Year.

         IN WITNESS WHEREOF, this First Amendment has been executed by the duly authorized representative of the Administrative Committee as of the date first above written.


                                    ADMINISTRATIVE COMMITTEE OF
                                    THE MAINTENANCE WAREHOUSE
                                    FUTUREBUILDER

                                    By: /s/ Ileana L. Connally
                                       ----------------------------------------
                                       Ileana L. Connally

                              SECOND AMENDMENT TO
                    THE MAINTENANCE WAREHOUSE FUTUREBUILDER
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)


         THIS SECOND AMENDMENT to The Maintenance Warehouse FutureBuilder (the "Plan") is made this 30th day of July, 2002, by the Administrative Committee of the Plan.

                                  WITNESSETH:

         WHEREAS, Maintenance Warehouse/America Corp. maintains the Plan for the benefit of its employees; and

         WHEREAS, Section 13.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time; and

         WHEREAS, in order to obtain a favorable determination letter from the Internal Revenue Service with respect to the qualified status of the Plan, the Administrative Committee desires to amend the Plan as provided herein;

         1.       Section 6.3(c)(2) of the Plan is amended to read as follows:

                           (2) By the last day of the Plan Year following the Plan Year in which the annual allocation failed both of the ADP Tests, the Administrative Committee may direct the Trustee to reduce the Before-Tax Contributions taken into account with respect to Highly Compensated Employees under such failed ADP Tests by the dollar amount necessary to satisfy one of the ADP Tests. The total dollar amount by which Before-Tax Contributions shall be reduced shall be determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of individual Actual Deferral Percentages, beginning with the highest Actual Deferral Percentage. Notwithstanding the method of determining the total dollar amount of such reductions, actual reductions in Before-Tax Contributions shall be made in accordance with, and solely from the Accounts of those Highly Compensated Employees who are affected by, the following procedure:

                                    (A)      First, the Before-Tax Contributions
                           of the Highly Compensated Employee(s) with the highest dollar amount of Before-Tax Contributions for such Plan Year shall be reduced by the lesser of (i) the entire amount of required reductions determined as described above, or (ii) that part of such amount as shall cause the amount of Before-Tax Contributions of each such Highly Compensated Employee to equal the amount of Before-Tax Contributions of each of the Highly Compensated Employees with the next highest dollar amount of Before-Tax Contributions for such Plan Year. In addition, to the extent that a Highly

                           Compensated Employee's Before-Tax Contributions are reduced pursuant to this Section, any Matching Contributions made on behalf of a Highly Compensated Employee which are attributable to the distributed Before-Tax Contributions shall be forfeited.

                                    (B)      Substantially identical steps
                           shall be followed for making further reductions in the Before-Tax Contributions of each of the Highly Compensated Employees with the next highest dollar amount of Before-Tax Contributions for such Plan Year until the entire required reduction has been made.

                                    (C)      Any amount by which Before-Tax
                           Contributions are so reduced, plus any earnings attributable thereto (including in the Administrative Committee's discretion any gap income or loss), shall be distributed to the Highly Compensated Employees from whose Before-Tax Accounts such reductions shall have been made.

         2.       Section 6.4(c)(2) of the Plan is amended to read as follows:

                           (2) By the last day of the Plan Year following the Plan Year in which the annual allocation failed both of the ACP Tests, the Administrative Committee may direct the Trustee to reduce after-tax and/or the Matching Contributions taken into account with respect to Highly Compensated Employees under such failed ACP Tests by the dollar amount necessary to satisfy one of the ACP Tests. The total dollar amount by which Contributions shall be reduced shall be determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of individual Actual Contribution Percentages, beginning with the highest Actual Contribution Percentage. Notwithstanding the method of determining the total dollar amount of such reductions, actual reductions in Contributions shall be made in accordance with, and solely from the Accounts of those Highly Compensated Employees who are affected by, the following procedure:

                                    (A)      First, the after-tax and Matching
                           Contributions of the Highly Compensated Employee(s) with the highest dollar amount of after-tax and Matching Contributions for such Plan Year shall be reduced by the lesser of (i) the entire dollar amount necessary to satisfy one of the ACP Tests (determined as described above), or (ii) that part of the entire amount necessary to satisfy one of the ACP Tests as shall cause the dollar amount of after-tax and Matching Contributions of each such Highly Compensated Employee to equal the amount of after-tax and Matching Contributions of each of the Highly Compensated Employees with the next highest dollar amount of after-tax and Matching Contributions for such Plan Year. If the total amount of the required reduction in a Highly Compensated Employee's after-tax and Matching Contributions is less than the total amount of such Contributions, the required reductions first shall be charged against such Highly Compensated Employee's after-tax Contributions until they are exhausted and then against his remaining Matching Contributions.

                                    (B) Substantially identical steps shall be
                           followed for making further reductions in the after-tax and Matching Contributions of each of the Highly Compensated Employees with the next highest dollar amount of after-tax and Matching Contributions for such Plan Year until one of the ACP Tests has been satisfied.

                                    (C) Any amount by which after-tax
                           Contributions are reduced, plus any earnings attributable thereto (including in the Administrative Committee's discretion any gap income or loss), shall be distributed to the Highly Compensated Employees from whose Accounts such reductions have been made. If these distributions are less than the required reductions, the amount by which Matching Contributions are to be reduced, plus any earnings attributable thereto, shall be forfeited; provided, if the Matching Contributions to be reduced are vested and therefore may not be forfeited, those Matching Contributions, plus any earnings attributable thereto (including in the Administrative Committee's discretion any gap income or loss) shall be distributed to the Highly Compensated Employees from whose Matching Accounts such reductions have been made.

         3.       Section 9.1(b)(4) is amended to read as follows:

                           (4) Notwithstanding anything in the Plan to the contrary, commencing with the original effective date of the Plan, the Participant's Account shall be distributed (or commenced) no later than the April 1 following the later of
                  (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant actually separates from service with all Affiliates; provided, if such Participant is a 5 percent owner (as defined in Code Section 416), or if such Participant attains age 70-1/2 prior to January 1, 1999 and so elects, benefit payments shall be made (or commence) no later than the April 1 following the calendar year in which the Participant attains age 70-1/2. Unless a Participant whose minimum distributions begin while he is still employed elects to take a distribution of his entire Account balance, his benefits, payable under this Article IX commencing as of his required beginning date, shall be paid in the form of substantially equal monthly payments over a period equal to the life expectancy of the Participant. All distributions will be made in accordance with Code Section 401(a)(9) and the regulations thereunder, including Treasury Regulation Section 1.401(a)(9)-2 (relating to incidental benefit limitations; and the terms of the Plan reflecting the requirements of Code Section 401(a)(9) override the distribution options (if any) in the Plan which are inconsistent with those requirements. The life expectancy of a Participant will be recalculated annually.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Second Amendment on the date first above written.


                                    MAINTENANCE WAREHOUSE/AMERICA
                                    CORP.


                                    By: /s/ Lawrence Appel
                                       ----------------------------------------

                                    Title: Assistant Secretary
                                          -------------------------------------

                               THIRD AMENDMENT TO
                    THE MAINTENANCE WAREHOUSE FUTUREBUILDER

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)


         THIS AMENDMENT to The Maintenance Warehouse FutureBuilder (the "Plan") is made on this 20th day of December, 2002, by the Administrative Committee of the Plan.

                                  WITNESSETH:

         WHEREAS, Maintenance Warehouse/America Corp. (the "Company") maintains the Plan for the benefit of its employees; and

         WHEREAS, Section 13.1 of the Plan provides that the Administrative Committee has the authority to amend the Plan at any time; and

         WHEREAS, the Administrative Committee desires to amend the Plan (i) to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and (ii) to make such other changes as provided herein; and

         WHEREAS, this Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with the terms of EGTRRA and the guidance issued thereunder;

         NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 2002, except as otherwise specified:

         1. Each place the phrase "separates from service" or "separated from service" appears in the Plan is amended to read as "severs from employment" or "severed from employment," respectively.

         2.       Section 1.20(a)(2) of the Plan is amended to read as follows:

                           (2)      Any elective deferral [as defined in Code
         Section 402(g)(3)], and any amount which is contributed or deferred by an Affiliate at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code
         Section 125, 457 or 132(f)(4), including any amounts not available to an Employee in cash in lieu of group health coverage because the Employee is unable to certify that he has other health coverage; minus

         3.       Section 1.20(a)(6) of the Plan is amended to read as follows:

                           (6) All Compensation in excess of $200,000 [or such other limit as is applicable for the Plan Year under Code Section 401(a)(17)].

         4.       Section 1.20(b) of the Plan is amended to read as follows:

                           (b) Section 404 Compensation. Solely for purposes of Section 6.1 (relating to maximum deductible contribution limitations under Code Section 404), "Compensation" shall mean, with respect to a Participant for a specified period, the amounts from all Affiliates referred to in subsections (a)(1) and (a)(2) hereof minus the amount described in subsection (a)(6) hereof.

         5. Section 1.30 of the Plan is amended by adding the following sentence to the end thereof:

         A Participant shall be considered Disabled for purposes of the Plan only if the Participant is an Employee on the date on which the Participant's Disability commences.

         6.       Section 1.35 of the Plan is amended to read as follows:

                  1.35 Eligible Retirement Plan shall mean either (i) an individual retirement account described in Code Section 408(a), (ii) an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), (iii) a qualified trust described in Code Section 401(a) which is a defined contribution plan the terms of which permit the acceptance of rollover distributions, (iv) an annuity plan described in Code Section 403(a), (v) an annuity contract described in Code Section 403(b), or (vi) an eligible plan under Code
         Section 457(b) which is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state. This definition shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

         7.       Section 1.36 of the Plan is amended to read as follows:

                  1.36 Eligible Rollover Distribution shall mean any distribution to (i) a Participant, (ii) his Surviving Spouse (after his death), or (iii) his Spouse or former Spouse who is his alternate payee under a qualified domestic relations order (see Sections 9.5 and 15.1), of all or any portion of the balance to his credit in a qualified trust (including any distribution to a Participant of all or any portion of his Account); provided, an "Eligible Rollover Distribution" shall not include (A) any distribution which is one of a series of substantially equal periodic payments made, not less frequently than annually, (x) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his Beneficiary, or (y) for a specified period of 10 years or more, (B) any distribution to the extent such distribution is required under Code Section 401(a)(9), (C) the portion of any distribution that is not includible in gross income of the distributee, and (D) withdrawals on account of hardship, as described in Code Section 401(k)(2)(B)(i)(IV) and the regulations thereunder, and (E) distributions which total less than $200 in a Plan Year.

         8.       Section 1.70 of the Plan is amended to read as follows:

                  1.70 Rollover Contribution shall mean an amount contributed to the Trust Fund (and received and accepted by the Trustee) which constitutes an "eligible rollover contribution" as defined in Code
         Section 402(f)(2)(A), other than an eligible rollover contribution of after-tax employee contributions. An amount shall be treated as a Rollover Contribution only to the extent that its acceptance by the Trustee is permitted under the Code (including the regulations and rulings promulgated thereunder).

         9.       Section 6.5 of the Plan is deleted in its entirety.

         10.      Section 6.7(a) of the Plan is amended to read as follows:

                           (a) General Limit on Annual Additions. In no event shall the Annual Addition to a Participant's Account for any Limitation Year, under the Plan and any other Defined Contribution Plan maintained by an Affiliate, exceed the lesser of:

                                    (1)      $40,000 (as adjusted by the
                  Secretary of the Treasury under Code Section 415(d) to reflect cost-of-living increases); or

                                    (2)      100 percent of such Participant's
                  Compensation.

         11.      Section 9.1(b)(1) of the Plan is amended to read as follows:

                           (1) Except as otherwise provided in this subsection (b)(1) or in subsections (c) and (d) hereof, benefits payable to a Participant under this Section shall be distributed as soon as administratively practicable following the last Business Day of the first full calendar month following the later of (i) the date on which the Participant affirmatively elects to receive such payment, or (ii) the date on which the Participant's severance from employment or Disability has been processed by the Controlling Company's payroll system and communicated to the Plan's third-party recordkeeper (that is, the Administrative Committee's designee for processing distributions). In order for such Participant's election to be valid, his election must be filed with the Administrative Committee within the 90-day period ending on such distribution date, and the Administrative Committee (no later than 30 days and no earlier than 90 days before such distribution date) must have presented him with a notice informing him of his right to defer his distribution; provided, the Participant may elect to waive the minimum 30-day notice period and to receive his distribution before the end of such period.

         12.      Section 9.1(b)(2) of the Plan is amended to read as follows:

                           (2) Notwithstanding the foregoing provisions of this subsection (b), in the event that the vested portion of the Account (other than the Rollover Account) of any Participant who severs from the employment of all Affiliates is less than or equal to $5,000, the full vested amount of such benefit automatically shall be paid to such Participant in one single-sum, cash-out distribution as soon as practicable following the last Business Day of the first full calendar month following the month in which the Participant severs from employment. In the event a Participant has no vested interest in his Matching and/or Transfer Account from company contributions at the time of his severance from employment, he shall be deemed to have received a cash-out distribution of such Accounts at the time of his severance from employment, and the forfeiture provisions of Section 8.3 shall apply.

         13. Section 9.1(b) of the Plan is amended by adding the following new subsection (6):

                           (6) Notwithstanding any provision of the Plan to the contrary, with respect to distributions under the Plan made for calendar years beginning on or after January 1, 2003, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the final regulations under Code Section 401(a)(9) that were published in the Federal Register on April 17, 2002.

         14.      Section 9.1(c) of the Plan is amended to read as follows:

                           (c)      Restrictions on Distributions from
         Before-Tax and Supplemental Accounts. Notwithstanding anything in the Plan to the contrary, (i) amounts in a Participant's Before-Tax and Supplemental Accounts and (ii) amounts in a Participant's Transfer Accounts credited with before-tax contributions and company contributions used to satisfy the Code Section 401(k) actual deferral percentage test and company contributions used to satisfy the Code
         Section 401(m) actual contribution percentage test shall not be distributable to such Participant earlier than the earliest of the following to occur:

                                    (1)      The Participant's death,
                  Disability or severance from employment with all Affiliates;

                                    (2)      The termination of the Plan
                  without the establishment or maintenance of a successor defined contribution plan [other than an employee stock ownership plan as defined in Code Section 4975(e)] at the time the Plan is terminated or within the period ending 12 months after the final distribution of all assets in all Before-Tax, Supplemental and Transfer Accounts described above in this subsection (c); provided, if fewer than 2 percent of the Employees who are or were eligible under the Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24-month period beginning 12 months before the time of termination, such other plan shall not be a successor plan; and, provided further, for an event described in this subsection (c)(2) to constitute an event permitting a distribution from the Before-Tax and Supplemental Accounts (or the affected Transfer Accounts), such distribution must be made on account of such event in the form of a lump sum distribution, as defined in Code Section 402(e)(4)(D) (without regard to subclauses (I), (II), (III) and (IV) of clause (i) thereof); or

                                    (3)      The attainment by such Participant
                  of age 59-1/2; or

                                    (4)      The Participant's incurrence of a
                  financial hardship as described in Section 10.1.

         15.      Section 9.1(e) of the Plan is deleted in its entirety.

         16.      Section 9.4 of the Plan is deleted in its entirety.

         17.      Section 9.7 of the Plan is amended to read as follows:

                  9.7      Claims.

                           (a) Rights. If a Participant or Beneficiary has any grievance, complaint or claim concerning any aspect of the operation or administration of the Plan or Trust, including but not limited to claims for benefits and complaints concerning the investments of Plan assets (collectively referred to herein as "claim" or "claims"), the Participant or Beneficiary shall submit the claim in accordance with the procedures set forth in this Section. All such claims must be submitted within the "applicable limitations period." The "applicable limitations period" shall be 2 years, beginning on (i) in the case of any payment, the date on which the payment was made, or
         (ii) for all other claims, the date on which the action complained of occurred. Additionally, upon denial of an appeal pursuant to subsection (c) hereof, a Participant or Beneficiary shall have 90 days within which to bring suit against the Plan for any grievance complaint or claim related to such denied appeal; any such suit initiated after such 90-day period shall be precluded.

                           (b) Procedure. Claims for benefits under the Plan may be filed with the Administrative Committee on forms supplied by the Administrative Committee in accordance with subsection (b)(1) or (b)(2) hereof, as applicable.

                                    (1)      Generally. Except as provided in
                  subsection (b)(2) hereof, the Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, an explanation as to how the claimant can perfect the claim and/or submit the claim for review (where appropriate), and a statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse determination on review.

                                    (2)      Claims Based on an Independent
                  Determination of Disability. With respect to a claim for benefits under the Plan based on Disability (other than (i) approval for payment of benefits, directly or indirectly, under any long-term disability plan maintained by a Participating Company, or (ii) eligibility for Social Security disability benefits), the

                  Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 45 days after the application therefor is filed; provided, if matters beyond the control of the Administrative Committee require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 45-day period, and such extension shall not exceed one additional, consecutive 30-day period; and, provided further, if matters beyond the control of the Administrative Committee require an additional extension of time for processing the claim, the Administrative Committee shall furnish written notice of the second extension to the claimant prior to the end of the initial 30-day extension period, and such extension shall not exceed an additional, consecutive 30-day period. Notice of any extension under this subsection (b)(2) shall specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, an explanation as to how the claimant can perfect the claim and/or submit the claim for review (where appropriate), and a statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse determination on review.

                           (c) Review Procedure. Any Participant or Beneficiary who has been denied a benefit, or his duly authorized representative, shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim in accordance with subsection (c)(1) or (c)(2) hereof, as applicable.

                                    (1)      Generally. Except as provided in
                  subsection (c)(2) hereof, the claimant or his duly authorized representative may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection
                  (b) hereof. The Administrative Committee's decision shall be made within 60 days following the filing of the request for review and shall be communicated in writing to the claimant; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice to the claimant prior to the end of the initial 60-day period, and such an extension shall not exceed one additional 60-day period. If unfavorable, the notice of decision shall explain the reason or reasons for denial, indicate the provisions of the Plan or other documents used to arrive at the decision, and state the claimant's right to bring a civil action under ERISA Section 502(a).

                                    (2)      Claims Based on an Independent
                  Determination of Disability. With respect to an appeal of a denial of benefits under the Plan based on Disability (other than (i) approval for payment of benefits, directly or indirectly, under any long-term disability plan maintained by a Participating Company, or (ii) eligibility for Social Security disability benefits), the claimant or his duly authorized representative may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 180 days after receipt of the written notification of denial of a claim provided for in subsection (b) hereof. The Administrative Committee's decision shall be made within 45 days following the filing of the request for review and shall be communicated in writing to the claimant; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice to the claimant prior to the end of the initial 45-day period, and such an extension shall not exceed one additional 45-day period. The Administrative Committee's review shall not afford deference to the initial adverse benefit determination and shall be conducted by an individual who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual. In deciding an appeal of any adverse benefit determination that is based in whole or in part on a medical judgment, the Administrative Committee shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment and who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual. If unfavorable, the notice of decision shall explain the reason or reasons for denial, indicate the provisions of the Plan or other documents used to arrive at the decision, state the claimant's right to bring a civil action under ERISA Section 502(a), and identify all medical or vocational experts whose advice was obtained by the Administrative Committee in connection with a claimant's adverse benefit determination.

                           (d) Satisfaction of Claims. Any payment to a Participant or Beneficiary, or to his legal representative or heirs at law, all in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Administrative Committee, and the Participating Companies, any of whom may require such Participant, Beneficiary, legal representative or heirs at law, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Administrative Committee or the Participating Companies, as the case may be. If receipt and release shall be required but execution by such Participant, Beneficiary, legal representative or heirs at law shall not be accomplished so that the terms of Section 9.1(b) (dealing with the timing of distributions) may be fulfilled, such benefits may be distributed or paid into any appropriate court or to such other place as such court shall direct, for disposition in accordance with the order of such court, and such distribution shall be deemed to comply with the requirements of
         Section 9.1(b).

         18.      Section 14.1 of the Plan is amended to read as follows:

                  14.1     Top-Heavy Plan Years.

                           The provisions set forth in this Article XIV shall become effective for any Plan Years with respect to which the Plan is determined to be a Top-Heavy Plan and shall supersede any other provisions of the Plan which are inconsistent with these provisions; provided, if the Plan is determined not to be a Top-Heavy Plan in any Plan Year subsequent to a Plan Year in which the Plan was a Top-Heavy Plan, the provisions of this Article XIV shall not apply with respect to such subsequent Plan Year; provided further, the provisions of this
         Article XIV shall not apply with respect to any Plan Year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met; and, provided further, to the extent that any of the requirements of this Article XIV shall no longer be required under Code Section 416 or any other Section of the Code, such requirements shall be of no force or effect.

         19.      Section 14.2(b)(2) of the Plan is amended to read as follows:

                           (2) Key Employee. The term "Key Employee" shall mean an Employee defined in Code Section 416(i) and the regulations promulgated thereunder. Generally, Key Employee shall mean an Employee, former Employee or deceased Employee (and the beneficiaries of any such Employee) who, at any time during the Plan Year that includes the Determination Date, was either:

                                    (A)      An officer of an Affiliate having
                  a combined annual Compensation from all Affiliates greater than $130,000 [or such other amount as is applicable for the Plan Year under Code Section 416(i)(1)(A)(i)]; provided, no more than 50 Employees (or, if lesser, the greater of 3 or 10 percent of all Employees of an Affiliate) shall be treated as officers of an Affiliate;

                                    (B)      A 5-percent owner [or constructive
                  owner within the meaning of Code Section 318, as modified by Code Section 416(i)(1)(B)(iii)] of an Affiliate; or

                                    (C)      A 1-percent owner (or constructive
                  owner within the meaning of Code Section 318, as modified by Code Section 416(i)(1)(B)(iii) and the regulations promulgated thereunder) of an Affiliate having a combined annual Compensation from all Affiliates of more than $150,000.

         20.      Section 14.2(c)(3) of the Plan is amended to read as follows:

                           (3) The value of any account balance under any Defined Contribution Plan and the present value of any accrued benefit under any Defined Benefit Plan as of any Determination Date shall be increased by the aggregate distributions made under the plan (including distributions under a terminated plan which, if it had not been terminated, would have been included in a Required Aggregation Group) during the 1-year period ending on the Determination Date (or, in the case of distributions made for a reason other than severance from employment, death, or disability, the 5-year period ending on the Determination Date);

         21.      Section 14.2(c)(4) of the Plan is amended to read as follows:

                           (4) Accrued benefits and accounts of the following individuals shall not be taken into account for a Plan Year:
         (A) any Non-Key Employee who, in a prior Plan Year, was a Key Employee or (B) any Employee who had not performed any services for a Participating Company at any time during the 1-year period ending on the Determination Date for such Plan Year;

         22. The final sentence of Section 14.3(c) of the Plan is amended to read as follows:

         For purposes of this subsection (c), (i) qualified nonelective contributions made by the Controlling Company in order to satisfy the anti-discrimination tests of Code Section 401(k) or Section 401(m) (for example, Supplemental Contributions) may be treated as company Contributions, (ii) Before-Tax and Matching Contributions shall be taken into account as company Contributions for Key Employees, (iii) Matching Contributions may be treated as company Contributions and may be taken into account for satisfying the minimum contribution requirement for Non-Key Employees, and (iv) Before-Tax Contributions shall not be taken into account for satisfying the minimum contribution requirement for Non-Key Employees.

         23.      Section 15.12 of the Plan is amended to read as follows:

                  15.12    Plan Expenses.

                           As permitted under the Code and ERISA, expenses incurred with respect to administering the Plan and Trust shall be paid by the Trustee from the Trust Fund to the extent such costs are not paid by the Participating Companies or to the extent the Controlling Company requests that the Trustee reimburse it or any other Participating Company for its payment of such expenses. Upon request, the Trustee shall reimburse the Controlling Company for its salary and other labor costs related to the Plan to the extent that such costs constitute proper Plan expenses. The Administrative Committee may provide for such expenses to be charged against earnings as provided in Section 7.4, Forfeitures as provided in Section 5.9 or Participants' Accounts (on a per capita basis, in proportion to the value of such Accounts or on any other basis permitted under the Code and ERISA). The

         Administrative Committee may provide for any expenses specifically attributable to transactions involving an Account to be charged against such Account.

         IN WITNESS WHEREOF, the Administrative Committee has caused its duly authorized member to execute this Amendment on the date first written above.


                                    ADMINISTRATIVE COMMITTEE
                                    OF THE MAINTENANCE WAREHOUSE FUTUREBUILDER


                                    By: /s/ Ileana L. Connally
                                       ----------------------------------------
                                       Ileana L. Connally
                                       Committee Member